UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number811-04367

Columbia Funds Series Trust I

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant's telephone number, including area code:   (800) 345-6611

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
October 31, 2019
Columbia Strategic California Municipal Income Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Strategic California Municipal Income Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Strategic California Municipal Income Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund seeks total return, with a focus on income exempt from federal income tax and California individual income tax and capital appreciation.
Portfolio management
Douglas White, CFA
Lead Portfolio Manager
Managed Fund since 2018
Catherine Stienstra
Portfolio Manager
Managed Fund since 2010
Anders Myhran, CFA
Portfolio Manager
Managed Fund since 2016
Average annual total returns (%) (for the period ended October 31, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	06/16/86	9.31	3.57	5.14
	Including sales charges		6.00	2.93	4.82
Advisor Class*		03/19/13	9.59	3.83	5.31
Class C	Excluding sales charges	08/01/97	8.82	3.11	4.67
	Including sales charges		7.82	3.11	4.67
Institutional Class		09/19/05	9.58	3.83	5.40
Institutional 2 Class*		03/01/16	9.59	3.77	5.25
Institutional 3 Class*		03/01/17	9.63	3.74	5.23
Bloomberg Barclays California Municipal Bond Index			9.43	3.55	4.86
Bloomberg Barclays Municipal Bond Index			9.42	3.55	4.40
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays California Municipal Bond Index is a subset of the Bloomberg Barclays Municipal Bond Index consisting solely of bonds issued by obligors located in the state of California.
The Bloomberg Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Strategic California Municipal Income Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (October 31, 2009 — October 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Strategic California Municipal Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at October 31, 2019)
AAA rating	3.0
AA rating	41.0
A rating	25.9
BBB rating	19.2
BB rating	2.4
Not rated	8.5
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
4	Columbia Strategic California Municipal Income Fund | Annual Report 2019

Manager Discussion of Fund Performance
During the 12-month period that ended October 31, 2019, the Fund’s Class A shares returned 9.31% excluding sales charges. The Fund’s Institutional Class shares returned 9.58%. During the same time period, the Fund performed in line with the 9.43% return of its benchmark, the Bloomberg Barclays California Municipal Bond Index, as well as the 9.42% gain for the broader Bloomberg Barclays Municipal Bond Index. The Fund kept pace with its benchmark largely due to our emphasis on long maturities and our decision to keep duration (interest-rate sensitivity) above that of the benchmark.
Market overview
Municipal bonds generated healthy gains in the past 12 months, with nearly double-digit returns for both California and the nation as a whole. After experiencing poor performance throughout most of 2018, municipals began to rebound in early November 2018, thanks to the combination of slowing global growth, volatility in higher risk assets, and expectations that the U.S. Federal Reserve (Fed) would adopt a more accommodative stance. In addition, various geopolitical factors — including the U.S-China trade dispute, Brexit negotiations, and the U.S. government shutdown — fueled a “flight to quality” into bonds.
The rally persisted into the New Year, leading to the largest first-quarter gain for the tax-exempt market since 2014. The first quarter of 2019 was also the sixth-best for municipals in the past 30 years, due in part to the backdrop of slow global growth and the increasingly accommodative policies of the world’s major central banks. Supply-and-demand factors were highly favorable, as well. Municipal bond mutual funds experienced record inflows, fueled by strong demand resulting from the cap on state and local tax deductions in the Tax Cuts and Jobs Act of 2017. At the same time, new-issue supply was limited. Trends in the U.S. Treasury market were also supportive, as yields fell in anticipation of a more accommodative Fed. These developments propelled municipals higher through the spring and summer.
In early September 2019, however, the typical seasonal increase in supply, which was exacerbated by historically low costs for issuers, caused the rally to stall. Municipals suffered their first month of negative returns in 2019 as a result. The market continued to trade in an uneven fashion through the end of October, as the Fed indicated that additional rate cuts would be dependent on incoming economic data.
California’s economy continued to expand
California municipal bonds performed in line with the national benchmark for the period. The state’s economy continued to benefit from the record U.S. expansion and the concurrent gains in the financial markets. Tax receipts grew due to expanding economic activity, prompting Moody’s to upgrade the state’s credit rating in early October 2018. In explaining the rationale for the upgrade, the rating agency cited the ongoing “expansion of the state’s massive, diverse and dynamic economy and corresponding growth in revenue.” However, there were signs of softening of the hottest housing markets in the areas around San Francisco and Los Angeles during the latter half of the period.
Contributors and detractors
The Fund kept pace with its benchmark largely due to our emphasis on long maturities and our decision to keep duration (interest-rate sensitivity) above that of the benchmark. This strategy helped the Fund capitalize on both falling yields and the relative strength of longer term bonds.
The main contributors to performance included an overweight in bonds with maturities of 17 to 30 years, as well as an underweight in the those with maturities of eight years and below. With respect to credit tiers, the Fund benefited from overweights in BBB and non-rated issues, as well as selection among AA-rated securities. Overweights in the hospital and charter school sectors helped results, as did an underweight in state general obligation (GO) debt. Security selection in the hospital, transportation, airport and continuing-care retirement community (CCRC) sectors further contributed.
On the negative side, selection in the 17- to 22- and 25- to 30-year maturity ranges detracted from performance. Selection in non-rated bonds also pressured results, as did an overweight in CCRCs and an underweight in local GOs. Selection in the leasing and housing sectors further detracted from relative performance. The Fund used U.S. Treasury futures for the purpose of duration management, which was also a modest detractor.
Columbia Strategic California Municipal Income Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
Fund positioning
The U.S. domestic economy appeared to be showing signs of continued expansion near the end of the period, causing the prior rally in municipals to stall. Tax-revenue growth in most states — California included — also began to slow somewhat during this time. Although inflation appeared to remain in check, there were some indications of an increase in future expectations. In our view, these trends suggested to us that the economy may be at a crossroads between a potential slowdown or recession on one hand, and continued moderate growth on the other.
Our general strategy over the past 12 months was to focus on longer maturities and higher quality issues, but with a selective approach to finding opportunities in lower quality debt. Due to strong inflows into municipal bond mutual funds, and high-yield funds in particular, we were able to take advantage of the demand for lower quality securities by selling holdings in the charter school, higher education, health care and transportation sectors. We redeployed the proceeds into higher quality positions across a variety of sectors, including local GO debt (particularly school districts), universities and airports. With the economy slowing, we saw a larger probability of widening yield spreads for lower quality bonds.
The Fund’s duration was above the benchmark at the end of October 2019, as the probability of declining interest rates had increased. This strategy represented a modest change from the previous fiscal year, during which we held a more defensive duration positioning due to the stronger domestic economy and a greater risk of higher interest rates.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund’s portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Strategic California Municipal Income Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
May 1, 2019 — October 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,040.90	1,021.22	4.06	4.02	0.79
Advisor Class	1,000.00	1,000.00	1,040.80	1,022.48	2.78	2.75	0.54
Class C	1,000.00	1,000.00	1,038.50	1,018.95	6.37	6.31	1.24
Institutional Class	1,000.00	1,000.00	1,040.80	1,022.48	2.78	2.75	0.54
Institutional 2 Class	1,000.00	1,000.00	1,042.20	1,022.53	2.73	2.70	0.53
Institutional 3 Class	1,000.00	1,000.00	1,042.40	1,022.84	2.42	2.40	0.47
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Strategic California Municipal Income Fund | Annual Report 2019	7

Portfolio of Investments
October 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Floating Rate Notes 1.2%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Variable Rate Demand Notes 1.2%
New York City Water & Sewer System(a),(b)
Revenue Bonds
2nd General Resolution
Series 2012 (State Street Bank)
06/15/2032	1.340%	400,000	400,000
State of California(a),(b)
Unlimited General Obligation Bonds
Kindergarten
Series 2013A2 (State Street)
05/01/2034	0.950%	6,410,000	6,410,000
Total			6,810,000
Total Floating Rate Notes (Cost $6,810,000)			6,810,000

Municipal Bonds 99.0%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Air Transportation 1.0%
California Municipal Finance Authority(c),(d)
Revenue Bonds
United Airlines, Inc. Project
Series 2019 AMT
07/15/2029	4.000%	5,000,000	5,671,450
Airport 8.1%
City of Fresno Airport(c)
Refunding Revenue Bonds
Series 2013B AMT (BAM)
07/01/2028	5.000%	500,000	559,725
07/01/2030	5.125%	1,050,000	1,177,680
City of Los Angeles Department of Airports(c)
Refunding Revenue Bonds
Subordinated Series 2019A AMT
05/15/2035	5.000%	3,795,000	4,719,386
05/15/2049	5.000%	5,000,000	6,037,350
Revenue Bonds
Los Angeles International Airport
Subordinated Series 2017 AMT
05/15/2041	5.000%	1,500,000	1,747,185
Subordinated Series 2018 AMT
05/15/2048	5.250%	3,000,000	3,640,380
Subordinated Series 2019 AMT
05/15/2044	4.000%	2,000,000	2,215,240
Subordinated Series 2018C AMT
05/15/2044	5.000%	2,000,000	2,382,260
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Sacramento Airport System
Refunding Revenue Bonds
Subordinated Series 2016B
07/01/2041	5.000%	5,500,000	6,480,650
Norman Y. Mineta San Jose International Airport(c)
Refunding Revenue Bonds
Series 2017A AMT
03/01/2047	5.000%	3,000,000	3,512,460
San Francisco City & County Airport Commission - San Francisco International Airport(c)
Refunding Revenue Bonds
2nd Series 2011F AMT
05/01/2029	5.000%	5,210,000	5,488,058
SFO Fuel Company LLC
Series 2019 AMT
01/01/2047	5.000%	1,000,000	1,196,410
Revenue Bonds
San Francisco International Airport
Series 2016 AMT
05/01/2041	5.000%	1,305,000	1,511,307
Unrefunded Revenue Bonds
Series 2014A AMT
05/01/2044	5.000%	6,000,000	6,779,880
Total			47,447,971
Charter Schools 3.1%
California Public Finance Authority
Revenue Bonds
Laverne Elementary Prep Academy Project
Series 2019
06/15/2039	5.000%	870,000	896,605
06/15/2049	5.000%	1,400,000	1,437,128
California School Finance Authority(e)
Refunding Revenue Bonds
Aspire Public Schools
Series 2016
08/01/2041	5.000%	1,750,000	1,950,130
Revenue Bonds
Alliance College-Ready Public Schools
Series 2015
07/01/2035	5.000%	3,010,000	3,402,383
07/01/2045	5.000%	1,705,000	1,897,972
Green Dot Public School Project
Series 2015A
08/01/2035	5.000%	1,510,000	1,710,981
Series 2018
08/01/2048	5.000%	1,750,000	2,043,125
KIPP LA Projects
Series 2014A
07/01/2044	5.125%	1,000,000	1,105,260
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Strategic California Municipal Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
October 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2015A
07/01/2045	5.000%	1,000,000	1,118,730
Kipp SoCal Public Schools
Series 2019A
07/01/2049	5.000%	1,000,000	1,189,900
River Springs Charter School Project
Series 2015
07/01/2046	6.375%	1,000,000	1,160,840
07/01/2046	6.375%	155,000	179,930
Total			18,092,984
Disposal 0.7%
California Municipal Finance Authority(c)
Revenue Bonds
Waste Management, Inc. Project
Series 2019A AMT (Mandatory Put 10/01/29)
10/01/2044	2.400%	4,000,000	4,073,480
Higher Education 9.6%
California Educational Facilities Authority
Refunding Revenue Bonds
Loma Linda University
Series 2017A
04/01/2047	5.000%	4,250,000	4,961,493
Series 2018-A
12/01/2044	5.000%	2,000,000	2,412,560
University of the Pacific
Series 2015
11/01/2036	5.000%	2,000,000	2,370,400
Revenue Bonds
Chapman University
Series 2015
04/01/2040	5.000%	2,500,000	2,900,100
Stanford University
Series 2019V-1
05/01/2049	5.000%	8,450,000	12,943,963
California Municipal Finance Authority
Refunding Revenue Bonds
Biola University
Series 2017
10/01/2039	5.000%	1,000,000	1,180,860
California Lutheran University
Series 2018
10/01/2038	5.000%	300,000	362,322
Revenue Bonds
Biola University
Series 2013
10/01/2038	5.000%	1,000,000	1,106,420
10/01/2042	5.000%	2,360,000	2,595,268
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
National University
Series 2019A
04/01/2040	5.000%	1,000,000	1,223,040
04/01/2041	5.000%	2,000,000	2,440,000
California State University
Revenue Bonds
Series 2019A
11/01/2049	5.000%	10,000,000	12,486,400
California Statewide Communities Development Authority(e)
Refunding Revenue Bonds
California Baptist University
Series 2017A
11/01/2041	5.000%	1,875,000	2,158,406
Revenue Bonds
California Baptist University
Series 2014A
11/01/2043	6.375%	3,000,000	3,452,580
Lancer Plaza Project
Series 2013
11/01/2033	5.625%	1,400,000	1,581,132
11/01/2043	5.875%	1,875,000	2,108,663
Total			56,283,607
Hospital 15.1%
California Health Facilities Financing Authority
Refunding Revenue Bonds
El Camino Hospital
Series 2015A
02/01/2040	5.000%	5,000,000	5,735,000
Revenue Bonds
City of Hope Obligated Group
Series 2019
11/15/2045	4.000%	8,000,000	8,992,400
Dignity Health
Series 2009E
07/01/2025	5.625%	1,125,000	1,133,145
Series 2011A
03/01/2041	5.250%	3,000,000	3,138,270
El Camino Hospital
Series 2017
02/01/2047	5.000%	4,000,000	4,705,280
Kaiser Permanente
Subordinated Series 2017A-2
11/01/2044	4.000%	7,000,000	7,756,700
St. Joseph Health System
Series 2013A
07/01/2037	5.000%	2,000,000	2,244,980

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic California Municipal Income Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
October 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California Municipal Finance Authority
Refunding Revenue Bonds
Community Medical Centers
Series 2015A
02/01/2040	5.000%	2,000,000	2,288,660
Series 2017A
02/01/2042	4.000%	2,000,000	2,164,280
02/01/2047	5.000%	2,000,000	2,316,560
California Public Finance Authority
Refunding Revenue Bonds
Henry Mayo Newhall Memorial Hospital
Series 2017
10/15/2047	5.000%	4,000,000	4,513,840
California Statewide Communities Development Authority
Refunding Revenue Bonds
Adventist Health System
Series 2018
03/01/2042	4.000%	5,000,000	5,441,400
03/01/2048	5.000%	5,000,000	5,960,050
Adventist Health System West
Series 2015
03/01/2035	5.000%	3,850,000	4,537,841
Huntington Memorial Hospital
Series 2014B
07/01/2044	5.000%	1,000,000	1,125,470
John Muir Health
Series 2018A
12/01/2053	5.000%	700,000	827,043
Redlands Community Hospital OB
Series 2016
10/01/2046	5.000%	1,000,000	1,153,190
Revenue Bonds
Green - Marin General Hospital Project
Series 2018
08/01/2038	5.000%	475,000	577,904
08/01/2045	4.000%	1,000,000	1,040,050
Henry Mayo Newhall Memorial Hospital
Series 2014A (AGM)
10/01/2043	5.250%	3,120,000	3,524,508
Loma Linda University Medical Center
Series 2014
12/01/2054	5.500%	2,660,000	2,963,745
Methodist Hospital of Southern California
01/01/2048	5.000%	7,500,000	8,764,500
California Statewide Communities Development Authority(e)
Revenue Bonds
Loma Linda University Medical Center
Series 2018
12/01/2058	5.500%	3,000,000	3,517,860
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Upland
Refunding Certificate of Participation
San Antonio Regional Hospital
Series 2017
01/01/2042	4.000%	3,000,000	3,177,810
Washington Township Health Care District
Refunding Revenue Bonds
Series 2019A
07/01/2036	5.000%	500,000	604,725
07/01/2048	4.000%	500,000	533,315
Total			88,738,526
Human Service Provider 1.1%
California Municipal Finance Authority
Refunding Revenue Bonds
Harbor Regional Center Project
Series 2015
11/01/2039	5.000%	2,000,000	2,301,740
Inland Regional Center Project
Series 2015
06/15/2045	5.000%	3,500,000	3,965,290
Total			6,267,030
Local Appropriation 0.8%
Anaheim Public Financing Authority
Refunding Revenue Bonds
Series 2014A
05/01/2046	5.000%	1,000,000	1,138,080
City of Modesto
Certificate of Participation
Community Center Refinancing Project
Series 1993A (AMBAC)
11/01/2023	5.000%	1,090,000	1,132,783
Sacramento City Schools Joint Powers Financing Authority
Refunding Revenue Bonds
Series 2006A (BAM)
03/01/2040	5.000%	2,000,000	2,227,020
Total			4,497,883
Local General Obligation 9.8%
Alameda Unified School District-Alameda County
Unlimited General Obligation Bonds
Election of 2014
Series 2019C
08/01/2042	3.000%	1,000,000	1,016,400
Carlsbad Unified School District
Unlimited General Obligation Bonds
Election of 2018
Series 2019A
08/01/2048	3.125%	2,750,000	2,801,233

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Strategic California Municipal Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
October 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Cerritos Community College District
Unlimited General Obligation Bonds
Series 2019C
08/01/2044	3.000%	5,000,000	5,065,300
Chaffey Joint Union High School District(f)
Unlimited General Obligation Bonds
Series 2019D
08/01/2034	0.000%	500,000	330,870
08/01/2035	0.000%	660,000	420,974
08/01/2036	0.000%	1,000,000	613,850
Chula Vista Elementary School District(f)
Unlimited General Obligation Bonds
BAN Series 2019
08/01/2023	0.000%	1,600,000	1,531,984
Compton Unified School District(f)
Unlimited General Obligation Bonds
Compton Unified School District
Series 2019B (BAM)
06/01/2036	0.000%	1,500,000	914,565
Conejo Valley Unified School District(f)
Unlimited General Obligation Bonds
Series 2015A (AGM)
08/01/2029	0.000%	1,650,000	1,204,269
08/01/2030	0.000%	1,000,000	688,680
Corona-Norco Unified School District
Unlimited General Obligation Bonds
Series 2019C
08/01/2049	4.000%	1,500,000	1,668,315
East Side Union High School District
Unlimited General Obligation Refunding Bonds
Series 2003B (NPFGC)
08/01/2026	5.250%	2,010,000	2,318,615
El Monte Union High School District
Unlimited General Obligation Bonds
Series 2019A
06/01/2044	4.000%	5,250,000	5,812,222
Fremont Union High School District
Unlimited General Obligation Bonds
Series 2019A
08/01/2046	4.000%	4,000,000	4,484,960
Glendale Unified School District(f)
Unlimited General Obligation Refunding Bonds
Series 2015B
09/01/2031	0.000%	1,900,000	1,286,718
09/01/2032	0.000%	1,000,000	641,000
Long Beach Community College District
Unlimited General Obligation Bonds
Series 2019C
08/01/2045	4.000%	725,000	811,558
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Long Beach Unified School District(f)
Unlimited General Obligation Bonds
Series 2015D-1
08/01/2032	0.000%	1,500,000	993,480
Manteca Unified School District(f)
Unlimited General Obligation Bonds
Capital Appreciation-Election of 2004
Series 2006 (NPFGC)
08/01/2032	0.000%	5,440,000	4,088,922
Monterey Peninsula Community College District(f)
Unlimited General Obligation Refunding Bonds
Series 2016
08/01/2032	0.000%	3,500,000	2,495,640
08/01/2033	0.000%	2,000,000	1,371,460
Oakland Unified School District/Alameda County
Unlimited General Obligation Bonds
Series 2015A
08/01/2040	5.000%	1,000,000	1,162,230
Pomona Unified School District(f)
Unlimited General Obligation Bonds
Series 2016G (AGM)
08/01/2033	0.000%	1,000,000	656,700
08/01/2034	0.000%	1,610,000	1,010,275
Poway Unified School District(f)
Unlimited General Obligation Bonds
Improvement District No. 2007-1-A
Series 2009
08/01/2030	0.000%	2,295,000	1,835,220
Riverside Community College District(f)
Unlimited General Obligation Bonds
Election of 2004
Series 2015E
08/01/2030	0.000%	600,000	420,228
08/01/2031	0.000%	1,000,000	661,330
Rocklin Unified School District(f)
Unlimited General Obligation Bonds
Capital Appreciation
Series 1995C (NPFGC)
07/01/2020	0.000%	845,000	838,316
San Diego Unified School District(f)
Unlimited General Obligation Bonds
Capital Appreciation Bonds
Series 2016I
07/01/2034	0.000%	5,000,000	3,057,100
San Diego Unified School District
Unlimited General Obligation Bonds
Series 2019B
07/01/2048	3.250%	5,000,000	5,171,350
Sierra Kings Health Care District
Unlimited General Obligation Refunding Bonds
Series 2015
08/01/2037	5.000%	1,500,000	1,716,375

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic California Municipal Income Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
October 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Simi Valley Unified School District
Refunding Certificate of Participation
Capital Improvement Projects
Series 1998 (AMBAC)
08/01/2022	5.250%	625,000	668,081
Total			57,758,220
Multi-Family 2.0%
California Municipal Finance Authority
Refunding Revenue Bonds
Caritas Projects
Series 2017A
08/15/2042	4.000%	1,000,000	1,049,750
Revenue Bonds
Bowles Hall Foundation
Series 2015A
06/01/2050	5.000%	1,250,000	1,391,113
Caritas Affordable Housing
Series 2014
08/15/2049	5.250%	3,500,000	3,890,985
Subordinated Series 2014
08/15/2049	5.875%	1,000,000	1,093,130
California Statewide Communities Development Authority
Refunding Revenue Bonds
University of California Irvine East Campus Apartments
Series 2012
05/15/2031	5.125%	2,000,000	2,124,620
Revenue Bonds
Lancer Educational Student Housing Project
Series 2019
06/01/2051	5.000%	1,440,000	1,653,566
NCCD-Hooper Street LLC
07/01/2049	5.250%	500,000	575,145
Total			11,778,309
Municipal Power 1.4%
City of Vernon Electric System
Revenue Bonds
Series 2012A
08/01/2030	5.000%	1,000,000	1,065,480
Unrefunded Revenue Bonds
Series 2009A
08/01/2021	5.125%	665,000	667,327
Turlock Irrigation District(d)
Refunding Revenue Bonds
Series 2020
01/01/2039	5.000%	2,000,000	2,438,520
01/01/2041	5.000%	3,130,000	3,797,692
Total			7,969,019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Other Bond Issue 1.4%
City of Long Beach Marina System
Revenue Bonds
Series 2015
05/15/2040	5.000%	2,000,000	2,257,860
Federal Home Loan Mortgage Corp. Multifamily ML Certificates
Series 2019-ML05
03/01/2019
11/25/2033	3.350%	3,985,508	4,393,663
San Diego County Regional Airport Authority
Revenue Bonds
Consolidated Rental Car Facility Project
Series 2014A
07/01/2044	5.000%	1,500,000	1,716,615
Total			8,368,138
Ports 1.8%
Port Commission of the City & County of San Francisco
Revenue Bonds
Series 2010A
03/01/2040	5.125%	5,000,000	5,057,550
Port of Los Angeles(c)
Refunding Revenue Bonds
Series 2014A AMT
08/01/2044	5.000%	5,000,000	5,683,600
Total			10,741,150
Prepaid Gas 0.3%
M-S-R Energy Authority
Revenue Bonds
Series 2009B
11/01/2034	7.000%	1,000,000	1,529,280
Refunded / Escrowed 4.1%
City of Pomona
Refunding Revenue Bonds
Series 1990B Escrowed to Maturity (GNMA / FHLMC)
08/01/2023	7.500%	415,000	465,003
City of Redding Electric System(g)
Revenue Bonds
Series 1992 Escrowed to Maturity (NPFGC)
07/01/2022	8.964%	155,000	177,736
San Francisco City & County Redevelopment Agency
Prerefunded 02/01/21 Tax Allocation Bonds
San Francisco Redevelopment Projects
Series 2011B
08/01/2031	6.250%	2,600,000	2,768,974
08/01/2041	6.625%	1,600,000	1,711,168

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Strategic California Municipal Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
October 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
San Joaquin Hills Transportation Corridor Agency(f)
Revenue Bonds
Senior Lien
Series 1993 Escrowed to Maturity
01/01/2020	0.000%	12,000,000	11,978,160
Santee CDC Successor Agency
Prerefunded 02/01/21 Tax Allocation Bonds
Santee Community Redevelopment Project
Series 2011A
08/01/2031	7.000%	1,000,000	1,073,570
Temecula Redevelopment Agency
Prerefunded 08/01/21 Tax Allocation Bonds
Housing Redevelopment Project No. 1
Series 2011A
08/01/2039	7.000%	2,100,000	2,314,263
Union City Community Redevelopment Agency
Prerefunded 12/01/21 Subordinated Tax Allocation Bonds
Lien-Community Redevelopment Project
Series 2011
12/01/2033	6.875%	1,500,000	1,681,170
Yorba Linda Redevelopment Agency Successor
Prerefunded 09/01/21 Subordinated Tax Allocation Bonds
Lien-Redevelopment Project
Series 2011A
09/01/2032	6.500%	2,000,000	2,197,240
Total			24,367,284
Resource Recovery 0.3%
California Municipal Finance Authority(c),(e),(h)
Revenue Bonds
UTS Renewable Energy-Waste Water Facilities
Series 2011 AMT
12/01/2032	0.000%	2,745,000	54,900
California Pollution Control Financing Authority(c),(e)
Revenue Bonds
Calplant I Project-Green
Subordinated Series 2019 AMT
12/01/2039	7.500%	2,000,000	1,939,440
Total			1,994,340
Retirement Communities 4.3%
ABAG Finance Authority for Nonprofit Corps.
Refunding Revenue Bonds
Episcopal Senior Communities
Series 2011
07/01/2031	6.000%	2,200,000	2,356,002
California Health Facilities Financing Authority
Refunding Revenue Bonds
Northern California Presbyterian Homes
Series 2015
07/01/2039	5.000%	2,565,000	2,988,097
07/01/2044	5.000%	700,000	807,996
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California Municipal Finance Authority
Refunding Revenue Bonds
HumanGood Obligation Group
Series 2019A
10/01/2044	4.000%	2,500,000	2,717,000
Revenue Bonds
Paradise Vally Estates Project
Series 2019
01/01/2043	5.000%	3,000,000	3,595,260
California Statewide Communities Development Authority(e)
Refunding Revenue Bonds
899 Charleston Project
Series 2014A
11/01/2049	5.375%	1,885,000	2,081,907
California Statewide Communities Development Authority
Refunding Revenue Bonds
American Baptist Homes West
Series 2015
10/01/2045	5.000%	3,155,000	3,534,957
Front Porch Communities & Services
Series 2017
04/01/2047	4.000%	1,750,000	1,866,725
Front Porch Communities and Services
Series 2017
04/01/2047	5.000%	250,000	292,038
Revenue Bonds
Covenant Retirement Communities, Inc.
Series 2013
12/01/2036	5.625%	2,000,000	2,296,960
Eskaton Properties, Inc.
Series 2012
11/15/2034	5.250%	1,250,000	1,360,062
City of La Verne
Refunding Certificate of Participation
Brethren Hillcrest Homes
Series 2014
05/15/2036	5.000%	1,100,000	1,167,573
Total			25,064,577
Sales Tax 1.4%
Orange County Local Transportation Authority
Refunding Revenue Bonds
Series 2019
02/15/2035	5.000%	4,000,000	5,176,920
San Francisco Bay Area Rapid Transit District Sales Tax
Revenue Bonds
Series 2019A
07/01/2039	4.000%	1,250,000	1,415,275

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic California Municipal Income Fund | Annual Report 2019	13

Portfolio of Investments  (continued)
October 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
San Joaquin County Transportation Authority
Revenue Bonds
Measure K
Series 2019
03/01/2039	5.000%	1,500,000	1,884,015
Total			8,476,210
Special Property Tax 8.7%
Bakersfield Redevelopment Agency
Tax Allocation Bonds
Old Town Kern Pioneer
Series 2009A
08/01/2029	7.500%	1,340,000	1,344,194
Southeast Bakersfield
Series 2009B
08/01/2029	7.250%	630,000	631,997
Carson Public Financing Authority
Revenue Bonds
Series 2019
09/02/2030	5.000%	1,000,000	1,275,080
Carson Redevelopment Agency Successor Agency
Tax Allocation Bonds
Housing
Series 2010A
10/01/2030	5.000%	5,000,000	5,163,500
Cerritos Public Financing Authority
Tax Allocation Bonds
Los Coyotes Redevelopment Project Loan
Series 1993A (AMBAC)
11/01/2023	6.500%	2,000,000	2,324,160
Chino Public Financing Authority
Refunding Special Tax Bonds
Series 2012
09/01/2030	5.000%	2,500,000	2,701,900
09/01/2038	5.000%	625,000	668,369
Chula Vista Municipal Financing Authority
Refunding Special Tax Bonds
Series 2015A
09/01/2035	5.000%	2,460,000	2,833,133
09/01/2036	5.000%	2,435,000	2,799,106
City of Carson
Special Assessment Bonds
Assessment District No. 92-1
Series 1992
09/02/2022	7.375%	45,000	45,775
City of Irvine
Special Tax Bonds
Community Facilities District 2013-3
Series 2014
09/01/2039	5.000%	750,000	835,215
09/01/2044	5.000%	1,025,000	1,135,803
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Yucaipa
Refunding Special Tax Bonds
Community Facilities District No. 98-1
Series 2011
09/01/2030	5.375%	1,500,000	1,595,850
Corona-Norco Unified School District
Refunding Special Tax Bonds
Community Facilities District #98-1
Series 2013
09/01/2032	5.000%	1,300,000	1,470,274
Elk Grove Unified School District
Refunding Special Tax Bonds
Community Facilities District No. 1
Series 1995 (AMBAC)
12/01/2024	6.500%	2,370,000	2,614,797
Inglewood Redevelopment Agency Successor Agency
Refunding Tax Allocation Bonds
Merged Redevelopment Project
Series 1998A (AMBAC)
05/01/2023	5.250%	1,360,000	1,473,397
Inland Valley Development Agency
Refunding Tax Allocation Bonds
Series 2014A
09/01/2044	5.000%	5,000,000	5,614,700
Irvine Unified School District
Special Tax Bonds
Community Facilities District Number 09-1
Series 2019A
09/01/2038	4.000%	275,000	309,114
09/01/2040	4.000%	690,000	770,882
Series 2019A (BAM)
09/01/2049	4.000%	1,150,000	1,291,944
Jurupa Public Financing Authority
Refunding Special Tax Bonds
Series 2014A
09/01/2042	5.000%	1,000,000	1,139,530
Mountain View Shoreline Regional Park Community
Tax Allocation Bonds
Series 2011A
08/01/2035	5.625%	1,300,000	1,393,691
08/01/2040	5.750%	2,000,000	2,148,420
Pittsburg Successor Agency Redevelopment Agency(f)
Tax Allocation Bonds
Los Medanos Community Development Project
Series 1999 (AMBAC)
08/01/2024	0.000%	2,100,000	1,931,706
Poway Unified School District Public Financing Authority
Special Tax Refunding Bonds
Series 2015B (BAM)
09/01/2035	5.000%	1,415,000	1,684,996

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Strategic California Municipal Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
October 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
San Diego Redevelopment Agency Successor Agency(f)
Tax Allocation Bonds
Capital Appreciation
Series 2001 (AGM)
09/01/2020	0.000%	3,630,000	3,592,284
San Francisco City & County Redevelopment Agency
Tax Allocation Bonds
Mission Bay South Redevelopment Project
Series 2014A
08/01/2043	5.000%	1,000,000	1,132,270
Santa Monica Redevelopment Agency
Tax Allocation Bonds
Earthquake Recovery Redevelopment
Series 2011
07/01/2036	5.875%	1,250,000	1,345,837
Total			51,267,924
State Appropriated 3.6%
California State Public Works Board
Refunding Revenue Bonds
Various Capital Projects
Series 2012G
11/01/2037	5.000%	6,825,000	7,522,857
Revenue Bonds
Judicial Council Projects
Series 2013A
03/01/2038	5.000%	2,500,000	2,770,925
Series 2014B
10/01/2039	5.000%	1,000,000	1,151,280
Various Capital Projects
Series 2011A
10/01/2031	5.125%	5,000,000	5,369,350
Various Correctional Facilities
Series 2014A
09/01/2039	5.000%	3,895,000	4,475,160
Total			21,289,572
State General Obligation 10.8%
State of California
Unlimited General Obligation Bonds
Construction Bonds
Series 2019
10/01/2044	4.000%	5,000,000	5,721,600
10/01/2049	5.000%	2,000,000	2,524,260
Series 2019
04/01/2045	3.250%	3,650,000	3,813,703
Various Purpose
Series 2009
11/01/2039	5.500%	4,360,000	4,374,214
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2010
03/01/2030	5.250%	1,000,000	1,013,440
03/01/2033	6.000%	4,000,000	4,063,840
03/01/2040	5.500%	4,800,000	4,869,024
Various Purpose - Bid Group A
10/01/2048	5.000%	10,000,000	12,412,400
Unlimited General Obligation Refunding Bonds
Series 2019
04/01/2027	5.000%	5,000,000	6,274,400
04/01/2028	5.000%	7,000,000	8,957,410
Various Purpose
Series 2019
04/01/2032	5.000%	7,000,000	9,491,860
Unrefunded Unlimited General Obligation Bonds
Series 2004
04/01/2029	5.300%	2,000	2,006
Total			63,518,157
Tobacco 3.3%
Golden State Tobacco Securitization Corp.
Refunding Revenue Bonds
Series 2018A-1
06/01/2047	5.000%	4,000,000	4,111,640
06/01/2047	5.250%	1,500,000	1,548,000
Series 2018A-2
06/01/2047	5.000%	6,900,000	7,092,579
Tobacco Securitization Authority of Southern California(d)
Refunding Revenue Bonds
San Diego County Tobacco Asset Securitization Corp.
Series 2019
06/01/2048	5.000%	5,000,000	5,792,750
Tobacco Securitization Authority of Southern California(d),(f)
Refunding Revenue Bonds
San Diego County Tobacco Asset Securitization Corp.
Series 2019
06/01/2054	0.000%	7,000,000	1,067,640
Total			19,612,609
Turnpike / Bridge / Toll Road 4.2%
Foothill-Eastern Transportation Corridor Agency
Refunding Revenue Bonds
Series 2014A
01/15/2046	5.750%	2,850,000	3,294,144
Subordinated Series 2019B-2
01/15/2053	3.500%	5,000,000	5,232,600
Foothill-Eastern Transportation Corridor Agency(f)
Refunding Revenue Bonds
Series 2015
01/15/2033	0.000%	5,000,000	3,370,600

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic California Municipal Income Fund | Annual Report 2019	15

Portfolio of Investments  (continued)
October 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Riverside County Transportation Commission(f)
Revenue Bonds
Capital Appreciation-Senior Lien
Series 2013B
06/01/2032	0.000%	2,055,000	1,487,676
06/01/2033	0.000%	2,940,000	2,053,384
Senior Lien
Series 2013B
06/01/2029	0.000%	2,500,000	2,003,375
Riverside County Transportation Commission
Revenue Bonds
Senior Lien
Series 2013A
06/01/2048	5.750%	1,500,000	1,678,725
San Joaquin Hills Transportation Corridor Agency
Refunding Revenue Bonds
Senior Lien
Series 2014A
01/15/2044	5.000%	5,000,000	5,671,600
Total			24,792,104
Water & Sewer 2.1%
City of Riverside Sewer
Refunding Revenue Bonds
Series 2015A
08/01/2040	5.000%	3,185,000	3,713,009
City of Tulare Sewer
Refunding Revenue Bonds
Series 2015 (AGM)
11/15/2041	5.000%	2,000,000	2,350,880
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Los Angeles Department of Water
Refunding Revenue Bonds
Series 2018B
07/01/2043	5.000%	5,000,000	6,180,200
Total			12,244,089
Total Municipal Bonds (Cost $546,217,249)			581,843,913

Money Market Funds 1.3%
	Shares	Value ($)
Dreyfus AMT-Free Tax Exempt Cash Management Fund, Institutional Shares, 1.068%(i)	261,012	261,039
JPMorgan Institutional Tax Free Money Market Fund, Institutional Shares, 1.045%(i)	7,183,735	7,183,735
Total Money Market Funds (Cost $7,444,738)		7,444,774
Total Investments in Securities (Cost: $560,471,987)		596,098,687
Other Assets & Liabilities, Net		(8,623,338)
Net Assets		587,475,349

Notes to Portfolio of Investments
(a)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(b)	Represents a variable rate security where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate. The interest rate shown was the current rate as of October 31, 2019.
(c)	Income from this security may be subject to alternative minimum tax.
(d)	Represents a security purchased on a when-issued basis.
(e)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At October 31, 2019, the total value of these securities amounted to $32,654,139, which represents 5.56% of total net assets.
(f)	Zero coupon bond.
(g)	Inverse floating rate security issued by a tender option bond (TOB) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. The interest rate shown was the current rate as of October 31, 2019.
(h)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At October 31, 2019, the total value of these securities amounted to $54,900, which represents 0.01% of total net assets.
(i)	The rate shown is the seven-day current annualized yield at October 31, 2019.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Strategic California Municipal Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
October 31, 2019
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
AMBAC	Ambac Assurance Corporation
AMT	Alternative Minimum Tax
BAM	Build America Mutual Assurance Co.
BAN	Bond Anticipation Note
FHLMC	Federal Home Loan Mortgage Corporation
GNMA	Government National Mortgage Association
NPFGC	National Public Finance Guarantee Corporation
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Floating Rate Notes	—	6,810,000	—	6,810,000
Municipal Bonds	—	581,843,913	—	581,843,913
Money Market Funds	7,444,774	—	—	7,444,774
Total Investments in Securities	7,444,774	588,653,913	—	596,098,687
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic California Municipal Income Fund | Annual Report 2019	17

Statement of Assets and Liabilities
October 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $560,471,987)	$596,098,687
Cash	73
Receivable for:
Investments sold	4,252,488
Capital shares sold	1,576,251
Interest	6,245,052
Expense reimbursement due from Investment Manager	371
Prepaid expenses	2,783
Trustees’ deferred compensation plan	108,361
Total assets	608,284,066
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	18,536,422
Capital shares purchased	582,289
Distributions to shareholders	1,476,407
Management services fees	7,358
Distribution and/or service fees	2,969
Transfer agent fees	40,912
Compensation of board members	30,415
Compensation of chief compliance officer	15
Other expenses	23,569
Trustees’ deferred compensation plan	108,361
Total liabilities	20,808,717
Net assets applicable to outstanding capital stock	$587,475,349
Represented by
Paid in capital	547,232,696
Total distributable earnings (loss)	40,242,653
Total - representing net assets applicable to outstanding capital stock	$587,475,349
Class A
Net assets	$347,854,135
Shares outstanding	44,712,749
Net asset value per share	$7.78
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$8.02
Advisor Class
Net assets	$6,205,697
Shares outstanding	797,199
Net asset value per share	$7.78
Class C
Net assets	$31,409,817
Shares outstanding	4,037,060
Net asset value per share	$7.78
Institutional Class
Net assets	$192,055,291
Shares outstanding	24,677,422
Net asset value per share	$7.78
Institutional 2 Class
Net assets	$3,302,135
Shares outstanding	423,615
Net asset value per share	$7.80
Institutional 3 Class
Net assets	$6,648,274
Shares outstanding	849,892
Net asset value per share	$7.82
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Strategic California Municipal Income Fund | Annual Report 2019

Statement of Operations
Year Ended October 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$34,455
Interest	21,652,110
Total income	21,686,565
Expenses:
Management services fees	2,483,919
Distribution and/or service fees
Class A	835,942
Class C	325,386
Transfer agent fees
Class A	265,823
Advisor Class	2,379
Class C	25,889
Institutional Class	126,125
Institutional 2 Class	747
Institutional 3 Class	468
Compensation of board members	21,760
Custodian fees	5,033
Printing and postage fees	24,267
Registration fees	11,184
Audit fees	29,500
Legal fees	11,350
Interest on interfund lending	219
Compensation of chief compliance officer	206
Other	24,062
Total expenses	4,194,259
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(100,326)
Fees waived by distributor
Class C	(97,616)
Fees waived by transfer agent
Institutional 2 Class	(13)
Expense reduction	(340)
Total net expenses	3,995,964
Net investment income	17,690,601
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	5,373,278
Futures contracts	(290,744)
Net realized gain	5,082,534
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	24,321,471
Net change in unrealized appreciation (depreciation)	24,321,471
Net realized and unrealized gain	29,404,005
Net increase in net assets resulting from operations	$47,094,606
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic California Municipal Income Fund | Annual Report 2019	19

Statement of Changes in Net Assets
	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations
Net investment income	$17,690,601	$18,199,525
Net realized gain	5,082,534	1,227,040
Net change in unrealized appreciation (depreciation)	24,321,471	(22,190,416)
Net increase (decrease) in net assets resulting from operations	47,094,606	(2,763,851)
Distributions to shareholders
Net investment income and net realized gains
Class A	(11,667,135)	(13,324,321)
Advisor Class	(105,641)	(77,978)
Class C	(997,548)	(1,512,980)
Institutional Class	(5,895,137)	(5,639,491)
Institutional 2 Class	(36,037)	(6,154)
Institutional 3 Class	(198,531)	(160,107)
Total distributions to shareholders	(18,900,029)	(20,721,031)
Increase in net assets from capital stock activity	51,791,541	17,764,299
Total increase (decrease) in net assets	79,986,118	(5,720,583)
Net assets at beginning of year	507,489,231	513,209,814
Net assets at end of year	$587,475,349	$507,489,231
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Strategic California Municipal Income Fund | Annual Report 2019

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	October 31, 2019		October 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	6,603,427	50,368,103	4,971,537	37,587,441
Distributions reinvested	1,268,043	9,637,698	1,464,169	11,069,379
Redemptions	(7,075,778)	(53,717,867)	(6,496,045)	(49,086,305)
Net increase (decrease)	795,692	6,287,934	(60,339)	(429,485)
Advisor Class
Subscriptions	656,892	5,048,896	87,868	665,814
Distributions reinvested	13,669	105,265	10,227	77,553
Redemptions	(58,193)	(437,121)	(331,862)	(2,544,756)
Net increase (decrease)	612,368	4,717,040	(233,767)	(1,801,389)
Class C
Subscriptions	804,684	6,140,955	541,887	4,100,340
Distributions reinvested	86,374	655,595	136,041	1,029,676
Redemptions	(1,621,441)	(12,279,875)	(1,938,196)	(14,668,979)
Net decrease	(730,383)	(5,483,325)	(1,260,268)	(9,538,963)
Institutional Class
Subscriptions	11,730,006	89,434,865	7,015,492	53,119,269
Distributions reinvested	461,332	3,516,101	373,643	2,821,564
Redemptions	(6,927,461)	(52,227,871)	(3,629,223)	(27,422,386)
Net increase	5,263,877	40,723,095	3,759,912	28,518,447
Institutional 2 Class
Subscriptions	395,896	3,066,598	16,157	122,654
Distributions reinvested	4,589	35,677	761	5,745
Redemptions	(3,461)	(26,729)	(401)	(3,022)
Net increase	397,024	3,075,546	16,517	125,377
Institutional 3 Class
Subscriptions	440,727	3,359,946	333,816	2,536,827
Distributions reinvested	25,862	198,148	21,029	159,675
Redemptions	(143,515)	(1,086,843)	(238,826)	(1,806,190)
Net increase	323,074	2,471,251	116,019	890,312
Total net increase	6,661,652	51,791,541	2,338,074	17,764,299
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic California Municipal Income Fund | Annual Report 2019	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 10/31/2019	$7.37	0.25	0.43	0.68	(0.25)	(0.02)	(0.27)
Year Ended 10/31/2018	$7.72	0.27	(0.32)	(0.05)	(0.26)	(0.04)	(0.30)
Year Ended 10/31/2017	$7.94	0.28	(0.17)	0.11	(0.28)	(0.05)	(0.33)
Year Ended 10/31/2016	$7.90	0.29	0.08	0.37	(0.29)	(0.04)	(0.33)
Year Ended 10/31/2015	$7.99	0.30	(0.05)	0.25	(0.30)	(0.04)	(0.34)
Advisor Class
Year Ended 10/31/2019	$7.37	0.26	0.43	0.69	(0.26)	(0.02)	(0.28)
Year Ended 10/31/2018	$7.72	0.29	(0.32)	(0.03)	(0.28)	(0.04)	(0.32)
Year Ended 10/31/2017	$7.94	0.29	(0.16)	0.13	(0.30)	(0.05)	(0.35)
Year Ended 10/31/2016	$7.90	0.31	0.08	0.39	(0.31)	(0.04)	(0.35)
Year Ended 10/31/2015	$7.99	0.32	(0.05)	0.27	(0.32)	(0.04)	(0.36)
Class C
Year Ended 10/31/2019	$7.37	0.21	0.43	0.64	(0.21)	(0.02)	(0.23)
Year Ended 10/31/2018	$7.72	0.23	(0.31)	(0.08)	(0.23)	(0.04)	(0.27)
Year Ended 10/31/2017	$7.94	0.24	(0.17)	0.07	(0.24)	(0.05)	(0.29)
Year Ended 10/31/2016	$7.90	0.25	0.09	0.34	(0.26)	(0.04)	(0.30)
Year Ended 10/31/2015	$7.99	0.27	(0.06)	0.21	(0.26)	(0.04)	(0.30)
Institutional Class
Year Ended 10/31/2019	$7.37	0.27	0.42	0.69	(0.26)	(0.02)	(0.28)
Year Ended 10/31/2018	$7.72	0.28	(0.31)	(0.03)	(0.28)	(0.04)	(0.32)
Year Ended 10/31/2017	$7.94	0.30	(0.17)	0.13	(0.30)	(0.05)	(0.35)
Year Ended 10/31/2016	$7.90	0.31	0.08	0.39	(0.31)	(0.04)	(0.35)
Year Ended 10/31/2015	$7.99	0.32	(0.05)	0.27	(0.32)	(0.04)	(0.36)
Institutional 2 Class
Year Ended 10/31/2019	$7.39	0.25	0.45	0.70	(0.27)	(0.02)	(0.29)
Year Ended 10/31/2018	$7.73	0.29	(0.30)	(0.01)	(0.29)	(0.04)	(0.33)
Year Ended 10/31/2017	$7.95	0.30	(0.17)	0.13	(0.30)	(0.05)	(0.35)
Year Ended 10/31/2016(h)	$7.96	0.21	(0.01)(i)	0.20	(0.21)	—	(0.21)
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Strategic California Municipal Income Fund | Annual Report 2019

Financial Highlights  (continued)
	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 10/31/2019	—	$7.78	9.31%	0.82%(c)	0.80%(c),(d)	3.26%	37%	$347,854
Year Ended 10/31/2018	—	$7.37	(0.62%)	0.82%	0.82%(d)	3.52%	13%	$323,725
Year Ended 10/31/2017	—	$7.72	1.49%	0.82%(e)	0.81%(d),(e)	3.61%	17%	$339,354
Year Ended 10/31/2016	—	$7.94	4.78%	0.87%	0.81%(d)	3.62%	13%	$385,410
Year Ended 10/31/2015	0.00(f)	$7.90	3.16%(g)	0.88%	0.79%(d)	3.81%	12%	$370,795
Advisor Class
Year Ended 10/31/2019	—	$7.78	9.59%	0.57%(c)	0.54%(c),(d)	3.37%	37%	$6,206
Year Ended 10/31/2018	—	$7.37	(0.38%)	0.57%	0.57%(d)	3.76%	13%	$1,363
Year Ended 10/31/2017	—	$7.72	1.75%	0.57%	0.56%(d)	3.82%	17%	$3,231
Year Ended 10/31/2016	—	$7.94	5.04%	0.63%	0.57%(d)	3.87%	13%	$1,021
Year Ended 10/31/2015	0.00(f)	$7.90	3.42%(g)	0.63%	0.54%(d)	4.05%	12%	$120
Class C
Year Ended 10/31/2019	—	$7.78	8.82%	1.57%(c)	1.25%(c),(d)	2.82%	37%	$31,410
Year Ended 10/31/2018	—	$7.37	(1.07%)	1.57%	1.27%(d)	3.07%	13%	$35,145
Year Ended 10/31/2017	—	$7.72	1.03%	1.57%(e)	1.26%(d),(e)	3.16%	17%	$46,521
Year Ended 10/31/2016	—	$7.94	4.31%	1.62%	1.26%(d)	3.16%	13%	$54,502
Year Ended 10/31/2015	0.00(f)	$7.90	2.70%(g)	1.63%	1.24%(d)	3.36%	12%	$43,775
Institutional Class
Year Ended 10/31/2019	—	$7.78	9.58%	0.57%(c)	0.55%(c),(d)	3.49%	37%	$192,055
Year Ended 10/31/2018	—	$7.37	(0.37%)	0.57%	0.57%(d)	3.77%	13%	$143,156
Year Ended 10/31/2017	—	$7.72	1.74%	0.57%(e)	0.56%(d),(e)	3.86%	17%	$120,839
Year Ended 10/31/2016	—	$7.94	5.04%	0.62%	0.56%(d)	3.87%	13%	$120,169
Year Ended 10/31/2015	0.00(f)	$7.90	3.42%(g)	0.63%	0.54%(d)	4.06%	12%	$106,799
Institutional 2 Class
Year Ended 10/31/2019	—	$7.80	9.59%	0.56%(c)	0.53%(c)	3.29%	37%	$3,302
Year Ended 10/31/2018	—	$7.39	(0.21%)	0.56%	0.55%	3.80%	13%	$196
Year Ended 10/31/2017	—	$7.73	1.75%	0.55%(e)	0.53%(e)	3.95%	17%	$78
Year Ended 10/31/2016(h)	—	$7.95	2.45%	0.55%(j)	0.52%(j)	4.01%(j)	13%	$1,349
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic California Municipal Income Fund | Annual Report 2019	23

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 10/31/2019	$7.41	0.27	0.43	0.70	(0.27)	(0.02)	(0.29)
Year Ended 10/31/2018	$7.76	0.29	(0.31)	(0.02)	(0.29)	(0.04)	(0.33)
Year Ended 10/31/2017(k)	$7.63	0.20	0.13(i)	0.33	(0.20)	—	(0.20)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Class C	Institutional Class	Institutional 2 Class
10/31/2017	0.01%	0.01%	0.01%	0.01%

(f)	Rounds to zero.
(g)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.06%.
(h)	Institutional 2 Class shares commenced operations on March 1, 2016. Per share data and total return reflect activity from that date.
(i)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(j)	Annualized.
(k)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Strategic California Municipal Income Fund | Annual Report 2019

Financial Highlights  (continued)
	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 10/31/2019	—	$7.82	9.63%	0.50%(c)	0.48%(c)	3.55%	37%	$6,648
Year Ended 10/31/2018	—	$7.41	(0.28%)	0.50%	0.50%	3.85%	13%	$3,905
Year Ended 10/31/2017(k)	—	$7.76	4.34%	0.52%(j)	0.51%(j)	3.93%(j)	17%	$3,187
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic California Municipal Income Fund | Annual Report 2019	25

Notes to Financial Statements
October 31, 2019
Note 1. Organization
Columbia Strategic California Municipal Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Class C shares automatically convert to Class A shares after 10 years.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
26	Columbia Strategic California Municipal Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
October 31, 2019
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense
Columbia Strategic California Municipal Income Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
October 31, 2019
paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended October 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(290,744)
28	Columbia Strategic California Municipal Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
October 31, 2019
The following table is a summary of the average outstanding volume by derivative instrument for the year ended October 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — short	4,203,088

*	Based on the ending daily outstanding amounts for the year ended October 31, 2019.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Columbia Strategic California Municipal Income Fund | Annual Report 2019	29

Notes to Financial Statements  (continued)
October 31, 2019
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.47% to 0.31% as the Fund’s net assets increase. The effective management services fee rate for the year ended October 31, 2019 was 0.46% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
30	Columbia Strategic California Municipal Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
October 31, 2019
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, prior to March 1, 2019, Institutional 2 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.05% of the average daily net assets attributable to Institutional 2 Class shares.
For the year ended October 31, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.08
Advisor Class	0.08
Class C	0.08
Institutional Class	0.08
Institutional 2 Class	0.07
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2019, these minimum account balance fees reduced total expenses of the Fund by $340.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class C shares of the Fund.
The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.
Columbia Strategic California Municipal Income Fund | Annual Report 2019	31

Notes to Financial Statements  (continued)
October 31, 2019
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended October 31, 2019, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.75(a)	75,561
Class C	—	1.00(b)	2,326

(a)	This charge is imposed on certain investments of $500,000 or more if redeemed within 12 months after purchase.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	March 1, 2019 through February 29, 2020	Prior to March 1, 2019
Class A	0.79%	0.82%
Advisor Class	0.54	0.57
Class C	1.54	1.57
Institutional Class	0.54	0.57
Institutional 2 Class	0.53	0.54
Institutional 3 Class	0.47	0.50
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, prior to March 1, 2019, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class of the average daily net assets attributable to Institutional 2 Class. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At October 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, tax straddles, distributions, and principal and/or interest of fixed income securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
32	Columbia Strategic California Municipal Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
October 31, 2019
The Fund did not have any permanent differences; therefore, no reclassifications were made.
The tax character of distributions paid during the years indicated was as follows:
Year Ended October 31, 2019				Year Ended October 31, 2018
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
742	17,689,857	1,209,430	18,900,029	3,079	18,196,447	2,521,505	20,721,031
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At October 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
1,756,800	2,617,856	3,643,791	—	33,839,457
At October 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
562,259,230	36,848,705	(3,009,248)	33,839,457
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $246,358,665 and $197,374,688, respectively, for the year ended October 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended October 31, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	2,800,000	2.82	1
Columbia Strategic California Municipal Income Fund | Annual Report 2019	33

Notes to Financial Statements  (continued)
October 31, 2019
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at October 31, 2019.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended October 31, 2019.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Geographic concentration risk
Because the Fund invests substantially in municipal securities issued by the state identified in the Fund’s name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state’s financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
34	Columbia Strategic California Municipal Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
October 31, 2019
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At October 31, 2019, one unaffiliated shareholder of record owned 21.8% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 29.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Strategic California Municipal Income Fund | Annual Report 2019	35

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Strategic California Municipal Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Strategic California Municipal Income Fund (one of the funds constituting Columbia Funds Series Trust I, hereafter referred to as the "Fund") as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
36	Columbia Strategic California Municipal Income Fund | Annual Report 2019

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Capital gain dividend	Exempt- interest dividends
$3,878,156	99.99%
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	71	Director, EQT Corporation (natural gas producer)
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	71	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Columbia Strategic California Municipal Income Fund | Annual Report 2019	37

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	71	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	71	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	71	Director, Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	71	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2009-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	71	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
38	Columbia Strategic California Municipal Income Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Consultants to the Independent Trustees*  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio (an investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	71	Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	71	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton, Ms. Darragh and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Strategic California Municipal Income Fund | Annual Report 2019	39

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
40	Columbia Strategic California Municipal Income Fund | Annual Report 2019

 Board Consideration and Approval of Management
Agreement
On June 12, 2019, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Strategic California Municipal Income Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 5, 2019, April 25, 2019 and June 11, 2019 and at Board meetings held on March 6, 2019 and June 12, 2019. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 11, 2019, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 12, 2019, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through February 29, 2020 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
Columbia Strategic California Municipal Income Fund | Annual Report 2019	41

Board Consideration and Approval of Management
Agreement  (continued)

•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with funds using an investment strategy similar to that used by the Investment Manager for the Fund. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to support continuation of the Management Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2018, the Fund’s performance was in the fifty-ninth, sixty-fourth and forty-ninth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
42	Columbia Strategic California Municipal Income Fund | Annual Report 2019

Board Consideration and Approval of Management
Agreement  (continued)

The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2018, the Fund’s actual management fee and net total expense ratio were ranked in the second and third quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, and the efforts undertaken by the Investment Manager and its affiliates to manage efficiently their costs to provide such services.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2018 to profitability levels realized in 2017. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Columbia Strategic California Municipal Income Fund | Annual Report 2019	43

Board Consideration and Approval of Management
Agreement  (continued)

Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
44	Columbia Strategic California Municipal Income Fund | Annual Report 2019

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Columbia Strategic California Municipal Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN123_10_J01_(12/19)

Annual Report
October 31, 2019
Columbia Intermediate Municipal Bond Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Intermediate Municipal Bond Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Intermediate Municipal Bond Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund seeks current income exempt from federal income tax, consistent with preservation of principal.
Portfolio management
Paul Fuchs, CFA
Lead Portfolio Manager
Managed Fund since 2012
Anders Myhran, CFA
Portfolio Manager
Managed Fund since May 2019
Deborah Vargo
Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended October 31, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/25/02	7.94	2.64	3.60
	Including sales charges		4.73	2.03	3.28
Advisor Class*		03/19/13	8.15	2.85	3.80
Class C	Excluding sales charges	11/25/02	7.14	1.96	3.13
	Including sales charges		6.14	1.96	3.13
Institutional Class		06/14/93	8.15	2.85	3.81
Institutional 2 Class*		11/08/12	8.24	2.93	3.87
Institutional 3 Class*		03/01/17	8.27	2.91	3.84
Class V	Excluding sales charges	06/26/00	7.99	2.69	3.65
	Including sales charges		2.91	1.70	3.15
Bloomberg Barclays 3-15 Year Blend Municipal Bond Index			8.64	3.17	4.00
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class V shares are shown with and without the maximum initial sales charge of 4.75%. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays 3–15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Intermediate Municipal Bond Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (October 31, 2009 — October 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at October 31, 2019)
AAA rating	2.3
AA rating	25.2
A rating	49.6
BBB rating	17.1
BB rating	1.0
CCC rating	0.9
Not rated	3.9
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Top Ten States/Territories (%) (at October 31, 2019)
California	17.3
Texas	13.5
Illinois	11.5
Florida	6.8
New York	5.1
Pennsylvania	4.5
Massachusetts	3.9
South Carolina	3.5
District of Columbia	3.1
New Jersey	2.7
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

4	Columbia Intermediate Municipal Bond Fund | Annual Report 2019

Manager Discussion of Fund Performance
During the 12-month period that ended October 31, 2019, the Fund’s Class A shares returned 7.94% excluding sales charges. Institutional Class shares of the Fund returned 8.15%. The Fund’s benchmark, the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index, returned 8.64%. The Fund’s duration (interest-rate sensitivity) had drifted lower throughout 2018, which prevented it from fully participating in the market’s gain in the final two months of the period.
Market overview
Municipal bonds generated a robust return over the 12 months that ended October 31, 2019. After experiencing poor performance throughout most of 2018, municipals began to rebound in early November 2018 thanks to the combination of slowing global growth, volatility in higher risk assets, and expectations that the U.S. Federal Reserve (Fed) would adopt a more accommodative stance. In addition, various geopolitical factors, including the U.S.-China trade dispute, Brexit negotiations, and the U.S. government shutdown, fueled a “flight to quality” into bonds.
The rally persisted into the New Year, leading to the largest first-quarter gain for the tax-exempt market since 2014. The quarter was also the sixth-best for municipals in the past 30 years, thanks in part to the backdrop of slow global growth and the increasingly accommodative policies of the world’s major central banks. Supply-and-demand factors were highly favorable, as well. Municipal bond mutual funds experienced record inflows, fueled by strong demand resulting from the cap on state and local tax deductions in the Tax Cuts and Jobs Act of 2017. As of year-to-date September 30, 2019, municipal bond funds had taken in over $70 billion. At the same time, new-issue supply was limited. Trends in the U.S. Treasury market were also supportive, as yields fell in anticipation of Fed rate cuts. Together, these developments resulted in positive municipal market performance during the spring and summer.
In early September 2019, however, the typical seasonal increase in supply — which was exacerbated by historically low costs for issuers — caused the rally to stall. Municipals suffered their first month of negative returns in 2019 as a result. The market continued to trade in an uneven fashion through the end of October 2019, as the Fed indicated that additional rate cuts would be dependent on incoming economic data.
For the full year, lower quality issues outpaced their higher-rated counterparts as investors displayed a consistent willingness to move out the risk spectrum in search of higher yields. Long-term bonds strongly outperformed short-dated issues, reflecting the trend in the U.S. Treasury market.
Contributors and detractors
The Fund lagged its benchmark during the period, with the bulk of the underperformance occurring in the rally of November to December 2018. The Fund’s duration (interest-rate sensitivity) had drifted lower throughout 2018, which prevented it from fully participating in the market’s gain in the final two months of the period. The Fund was also hurt by an overweight in bonds maturing in two years or less, including pre-refunded issues.
Conversely, an overweight in bonds with maturities of 12 years and above aided relative performance. Positions in zero-coupon bonds, which have above-average interest rate sensitivity, were an additional positive at a time in which yields fell sharply. (Prices and yields move in opposite directions.) An overweight in the A and BBB rated categories (the lower rated segment of the investment-grade space) also added value. At the sector level, holdings in hospital and toll facility issues contributed to results.
Fund positioning
Over the course of the period, we lengthened the Fund’s average maturity by approximately 0.5 years in an effort to increase the portfolio’s sensitivity to market movements. The shift in the Fed’s policy stance was the primary catalyst for this decision. As part of this process, we reduced the portfolio’s holdings in bonds with maturities of two years and below. We had been holding an above-average weighting in this segment in response to the Fed’s tightening cycle, but we saw less of a benefit in maintaining the position following the central bank’s pivot to a more accommodative posture. We also reduced the portfolio’s exposure to shorter maturity, pre-refunded securities. We had been reluctant to move out of this area, as it supported the Fund’s distribution yield due to the fact that we purchased many of these bonds when rates were higher. However, its total
Columbia Intermediate Municipal Bond Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
return potential appeared limited due to the low degree of possible price appreciation. Similarly, we decreased the portfolio’s weighting in bonds that are callable in 12 months or less and that we believe will be refunded. We reinvested the proceeds of these sales into areas that we believe offer more income and total return potential.
The Fund’s universe of allowable investments expanded to include bonds subject to the Alternative Minimum Tax (AMT). We made this shift after tax reform drastically reduced the number of taxpayers subject to the AMT. This change gives us a wider opportunity to invest in bonds with higher income. We sought to capitalize on the broader mandate by adding positions in the AMT bonds of various air and sea ports across the United States.
We continued to emphasize lower rated investment-grade issues based on our view that there is a low probability of a recession in the coming year, but we remained selective in our new purchases. The holdings we added had an average rating of A and an average maturity of 16 years, and our sales had an average maturity of six years.
The major stock indexes stood near all-time highs at the close of the period, but fixed-income investors were displaying some caution with the yield on the 10-year note having risen from its September low. The Fed appeared to have concluded its mini-easing cycle and was indicating it was unlikely to enact further cuts until it sees a meaningful uptick in inflation. In addition, market participants were struggling to assess the outlook for global growth and tensions in Washington, as well as Brexit and the U.S.-China trade conflict. For our part, we remain on the lookout for the chance to use any volatility associated with these issues as a potential buying opportunity.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state, local or alternative minimum taxes. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Intermediate Municipal Bond Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
May 1, 2019 — October 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,032.00	1,021.42	3.84	3.82	0.75
Advisor Class	1,000.00	1,000.00	1,034.00	1,022.43	2.82	2.80	0.55
Class C	1,000.00	1,000.00	1,028.60	1,018.15	7.16	7.12	1.40
Institutional Class	1,000.00	1,000.00	1,033.00	1,022.43	2.82	2.80	0.55
Institutional 2 Class	1,000.00	1,000.00	1,033.40	1,022.74	2.51	2.50	0.49
Institutional 3 Class	1,000.00	1,000.00	1,033.60	1,022.99	2.26	2.24	0.44
Class V	1,000.00	1,000.00	1,032.20	1,021.68	3.59	3.57	0.70
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Intermediate Municipal Bond Fund | Annual Report 2019	7

Portfolio of Investments
October 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Floating Rate Notes 0.2%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
New York 0.2%
Triborough Bridge & Tunnel Authority(a),(b)
Refunding Revenue Bonds
General
Subordinated Series 2018-B-3 (State Street Bank and Trust Co.)
01/01/2032	1.290%	2,300,000	2,300,000
Total Floating Rate Notes (Cost $2,300,000)			2,300,000

Municipal Bonds 99.1%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Arizona 1.2%
Arizona Industrial Development Authority
Revenue Bonds
Great Lakes Senior Living Community
Series 2019
01/01/2037	5.000%	1,000,000	1,166,460
01/01/2038	5.000%	675,000	781,211
Arizona State University
Revenue Bonds
Green Bond
Series 2019A
07/01/2037	5.000%	7,800,000	9,894,066
La Paz County Industrial Development Authority
Revenue Bonds
Charter School Solutions - Harmony Public
Series 2016
02/15/2036	5.000%	2,800,000	3,135,804
Total			14,977,541
California 17.2%
California Educational Facilities Authority
Revenue Bonds
Chapman University
Series 2015
04/01/2028	5.000%	1,000,000	1,186,960
04/01/2029	5.000%	1,650,000	1,950,944
04/01/2030	5.000%	1,700,000	2,019,787
California Health Facilities Financing Authority
Refunding Revenue Bonds
El Camino Hospital
Series 2015A
02/01/2029	5.000%	1,485,000	1,768,130
Revenue Bonds
El Camino Hospital
Series 2017
02/01/2034	5.000%	1,750,000	2,138,920
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Sutter Health Obligation Group
Series 2016A
11/15/2033	5.000%	5,000,000	5,991,000
California Municipal Finance Authority
Revenue Bonds
National University
Series 2019A
04/01/2037	5.000%	1,470,000	1,813,142
California School Finance Authority(c)
Refunding Revenue Bonds
Aspire Public Schools
Series 2016
08/01/2036	5.000%	2,085,000	2,345,083
California State Public Works Board
Refunding Revenue Bonds
Various Capital Projects
Series 2012G
11/01/2028	5.000%	5,510,000	6,114,447
Revenue Bonds
Various Capital Projects
Series 2011A
10/01/2022	5.250%	3,395,000	3,666,532
Series 2012A
04/01/2028	5.000%	10,000,000	10,887,500
Series 2013I
11/01/2028	5.250%	9,225,000	10,638,639
11/01/2029	5.000%	5,000,000	5,705,150
11/01/2031	5.500%	2,930,000	3,394,991
Various Correctional Facilities
Series 2014A
09/01/2031	5.000%	15,350,000	17,847,598
California Statewide Communities Development Authority
Revenue Bonds
Henry Mayo Newhall Memorial
Series 2014A (AGM)
10/01/2034	5.000%	5,000,000	5,674,200
Methodist Hospital of Southern California
01/01/2038	5.000%	3,000,000	3,564,540
Series 2017
05/15/2033	5.000%	1,350,000	1,625,508
05/15/2034	5.000%	1,000,000	1,200,870
05/15/2035	5.000%	2,200,000	2,635,710
City of Tulare Sewer
Refunding Revenue Bonds
Series 2015 (AGM)
11/15/2030	5.000%	1,910,000	2,290,682
11/15/2031	5.000%	1,000,000	1,196,120
11/15/2032	5.000%	1,610,000	1,918,814
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Intermediate Municipal Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
October 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Upland
Refunding Certificate of Participation
San Antonio Regional Hospital
Series 2017
01/01/2035	4.000%	1,000,000	1,080,590
Del Mar Race Track Authority
Refunding Revenue Bonds
Series 2015
10/01/2035	5.000%	2,665,000	2,977,151
Foothill-Eastern Transportation Corridor Agency
Subordinated Refunding Revenue Bonds
Series 2014B-3 (Mandatory Put 01/15/23)
01/15/2053	5.500%	9,000,000	9,982,080
Golden State Tobacco Securitization Corp.
Asset-Backed Refunding Revenue Bonds
Series 2015A
06/01/2033	5.000%	5,250,000	6,185,603
Refunding Revenue Bonds
Series 2017A-1
06/01/2024	5.000%	5,000,000	5,714,300
Hartnell Community College District(d)
Unlimited General Obligation Refunding Bonds
Capital Appreciation Serial Bonds
Series 2015A
08/01/2035	0.000%	2,650,000	1,508,619
La Quinta Redevelopment Agency Successor Agency
Refunding Tax Allocation Bonds
Redevelopment Project
Subordinated Series 2013A
09/01/2029	5.000%	5,000,000	5,656,900
Los Angeles County Sanitation Districts Financing Authority
Subordinated Refunding Revenue Bonds
Capital Projects - District #14
Series 2015
10/01/2033	5.000%	4,000,000	4,741,120
Manteca Unified School District(d)
Unlimited General Obligation Bonds
Capital Appreciation-Election of 2004
Series 2006 (NPFGC)
08/01/2024	0.000%	5,000,000	4,662,450
Monrovia Unified School District
Unlimited General Obligation Refunding Bonds
Series 2005 (NPFGC)
08/01/2021	5.250%	5,600,000	5,903,072
Pico Rivera Water Authority
Revenue Bonds
Water System Project
Series 1999A (NPFGC)
05/01/2029	5.500%	3,000,000	3,573,720
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Rancho Santiago Community College District(d)
Unlimited General Obligation Bonds
Capital Appreciation-Election of 2002
Series 2006C (AGM)
09/01/2031	0.000%	28,000,000	21,259,000
San Francisco City & County Airport Commission - San Francisco International Airport(e)
Revenue Bonds
Series 2019E AMT
05/01/2037	5.000%	450,000	552,672
San Joaquin Hills Transportation Corridor Agency(d)
Revenue Bonds
Senior Lien
Series 1993 Escrowed to Maturity
01/01/2025	0.000%	22,405,000	20,999,310
San Jose Financing Authority
Refunding Revenue Bonds
Civic Center Project
Series 2013A
06/01/2029	5.000%	5,000,000	5,688,950
Southern California Public Power Authority
Revenue Bonds
Project No. 1
Series 2007A
11/01/2022	5.250%	2,500,000	2,765,325
State of California
Unlimited General Obligation Bonds
Series 2015
03/01/2033	5.000%	2,500,000	2,960,775
Tustin Community Facilities District
Refunding Special Tax Bonds
Legacy Villages of Columbus #06-1
Series 2015
09/01/2031	5.000%	1,000,000	1,173,600
09/01/2033	5.000%	1,250,000	1,466,538
West Contra Costa Unified School District(d)
Unlimited General Obligation Bonds
Series 2005 (NPFGC)
08/01/2020	0.000%	7,285,000	7,213,170
Total			213,640,212
Colorado 2.6%
City & County of Denver Airport System
Revenue Bonds
Series 2012B
11/15/2032	5.000%	10,000,000	11,032,100
Colorado Health Facilities Authority
Prerefunded 06/01/27 Revenue Bonds
Evangelical Lutheran Good Samaritan Society
Series 2017
06/01/2030	5.000%	2,000,000	2,491,340

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Intermediate Municipal Bond Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
October 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Refunding Revenue Bonds
Covenant Retirement Communities
Series 2012A
12/01/2027	5.000%	4,000,000	4,365,160
Series 2015
12/01/2026	5.000%	1,860,000	2,149,676
12/01/2028	5.000%	1,000,000	1,148,390
12/01/2030	5.000%	1,400,000	1,596,406
Park Creek Metropolitan District
Refunding Tax Allocation Bonds
Limited Property Tax
Series 2015
12/01/2032	5.000%	1,500,000	1,745,280
Regional Transportation District
Certificate of Participation
Series 2015
06/01/2027	5.000%	2,925,000	3,462,001
University of Colorado Hospital Authority
Revenue Bonds
Series 2012A
11/15/2027	5.000%	3,750,000	4,151,175
Total			32,141,528
Connecticut 0.4%
Connecticut State Development Authority
Refunding Revenue Bonds
Connecticut Light & Power Co. Project
Series 2011
09/01/2028	4.375%	1,615,000	1,693,893
Connecticut State Health & Educational Facility Authority
Revenue Bonds
Trinity College
Series 1998F (NPFGC)
07/01/2021	5.500%	370,000	388,459
State of Connecticut
Unlimited General Obligation Bonds
Series 2019A
04/15/2036	5.000%	2,200,000	2,717,990
Total			4,800,342
District of Columbia 3.0%
District of Columbia
Refunding Revenue Bonds
Children’s Hospital
Series 2015
07/15/2030	5.000%	3,000,000	3,549,090
Friendship Public Charter School
Series 2016
06/01/2036	5.000%	3,700,000	4,231,653
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Metropolitan Washington Airports Authority Dulles Toll Road(d)
Revenue Bonds
Capital Appreciation-2nd Senior Lien
Series 2009B (AGM)
10/01/2024	0.000%	20,980,000	19,005,153
10/01/2025	0.000%	7,500,000	6,624,375
10/01/2026	0.000%	5,000,000	4,292,650
Total			37,702,921
Florida 6.8%
County of Miami-Dade Aviation
Prerefunded 10/01/20 Revenue Bonds
Miami International
Series 2010
10/01/2025	5.500%	4,550,000	4,729,998
Refunding Revenue Bonds
Series 2014B
10/01/2032	5.000%	6,620,000	7,649,807
County of Miami-Dade Rickenbacker Causeway
Revenue Bonds
Series 2014
10/01/2033	5.000%	1,215,000	1,373,570
County of Miami-Dade Water & Sewer System
Refunding Revenue Bonds
System
Series 2008B (AGM)
10/01/2021	5.250%	20,000,000	21,559,000
Florida Municipal Power Agency
Refunding Revenue Bonds
Series 2016A
10/01/2030	5.000%	2,750,000	3,334,210
Hillsborough County Aviation Authority
Revenue Bonds
Tampa International Airport
Subordinated Series 2015B
10/01/2031	5.000%	1,600,000	1,855,440
10/01/2032	5.000%	2,300,000	2,662,480
Mid-Bay Bridge Authority
Refunding Revenue Bonds
Series 2015A
10/01/2030	5.000%	2,150,000	2,473,489
Orange County School Board
Prerefunded 08/01/22 Certificate of Participation
Series 2012B
08/01/2026	5.000%	6,500,000	7,178,925
Refunding Certificate of Participation
Series 2016C
08/01/2033	5.000%	5,000,000	6,002,050

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Intermediate Municipal Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
October 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Palm Beach County Health Facilities Authority
Revenue Bonds
Lifespace Communities, Inc.
Series 2018
05/15/2036	5.000%	1,550,000	1,763,621
05/15/2037	5.000%	1,500,000	1,701,780
Pasco County School Board
Refunding Certificate of Participation
Series 2015A
08/01/2026	5.000%	4,620,000	5,490,131
08/01/2027	5.000%	2,500,000	2,963,300
School Board of Miami-Dade County (The)
Refunding Certificate of Participation
Series 2015A
05/01/2030	5.000%	2,500,000	2,910,325
School District of Broward County
Prerefunded 07/01/22 Certificate of Participation
Series 2012A
07/01/2025	5.000%	3,830,000	4,207,485
Unrefunded Certificate of Participation
Series 2012A
07/01/2025	5.000%	1,450,000	1,593,158
Southeast Overtown Park West Community Redevelopment Agency(c)
Tax Allocation Bonds
Series 2014A-1
03/01/2030	5.000%	2,925,000	3,275,005
Sterling Hill Community Development District(f)
Special Assessment Bonds
Series 2003B
11/01/2010	5.500%	137,786	88,184
Volusia County Educational Facility Authority
Revenue Bonds
Series 2015B
10/15/2030	5.000%	1,510,000	1,741,211
Total			84,553,169
Georgia 1.3%
City of Atlanta Department of Aviation
Subordinated Refunding Revenue Bonds
General Lien
Series 2014
01/01/2032	5.000%	2,000,000	2,271,340
DeKalb County Hospital Authority
Prerefunded 09/01/20 Revenue Bonds
DeKalb Medical Center, Inc. Project
Series 2010
09/01/2030	6.000%	5,000,000	5,194,200
Fulton County Development Authority
Refunding Revenue Bonds
Spelman College
Series 2015
06/01/2032	5.000%	3,630,000	4,240,203
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Gainesville & Hall County Development Authority
Refunding Revenue Bonds
Riverside Military Academy
Series 2017
03/01/2037	5.000%	2,000,000	2,226,380
Georgia State Road & Tollway Authority(c),(d)
Revenue Bonds
I-75 S Express Lanes Project
Series 2014
06/01/2024	0.000%	625,000	504,425
06/01/2034	0.000%	3,750,000	1,624,537
Total			16,061,085
Idaho 0.2%
Idaho Health Facilities Authority
Revenue Bonds
Terraces of Boise Project
Series 2014A
10/01/2024	7.000%	2,600,000	2,879,656
Illinois 11.4%
Chicago Midway International Airport
Refunding Revenue Bonds
2nd Lien
Series 2014B
01/01/2029	5.000%	6,150,000	6,995,010
Chicago O’Hare International Airport
General Obligation Refunding Bonds
Senior Lien
Series 2016B
01/01/2033	5.000%	2,000,000	2,354,940
Refunding Revenue Bonds
General Senior Lien
Series 2013B
01/01/2028	5.250%	11,180,000	12,495,774
Passenger Facility Charge
Series 2012A
01/01/2028	5.000%	2,590,000	2,795,542
01/01/2029	5.000%	2,500,000	2,696,175
01/01/2030	5.000%	3,000,000	3,230,730
Chicago Transit Authority
Revenue Bonds
Series 2011
12/01/2029	5.250%	4,000,000	4,266,040
12/01/2030	5.250%	1,925,000	2,050,144
City of Chicago
Unlimited General Obligation Bonds
Series 2002B
01/01/2027	5.125%	3,155,000	3,547,514
Series 2015A
01/01/2023	5.000%	5,000,000	5,376,750

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Intermediate Municipal Bond Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
October 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Unlimited General Obligation Refunding Bonds
Project
Series 2014A
01/01/2030	5.250%	3,000,000	3,306,180
01/01/2032	5.250%	3,845,000	4,219,042
City of Chicago Wastewater Transmission
Refunding Revenue Bonds
Second Lien
Series 2017B
01/01/2033	5.000%	7,085,000	8,269,754
City of Chicago Waterworks
Refunding Revenue Bonds
2nd Lien
Series 2016
11/01/2027	5.000%	1,250,000	1,485,163
Illinois Finance Authority
Refunding Revenue Bonds
Rush University Medical Center
Series 2015A
11/15/2032	5.000%	10,000,000	11,526,000
Illinois Municipal Electric Agency
Refunding Revenue Bonds
Series 2015A
02/01/2030	5.000%	12,060,000	14,109,235
Illinois State Toll Highway Authority
Revenue Bonds
Series 2014C
01/01/2032	5.000%	9,600,000	11,092,896
Unrefunded Revenue Bonds
Series 2016A
12/01/2031	4.000%	5,000,000	5,520,700
Kane Cook & DuPage Counties School District No. U-46 Elgin
Unlimited General Obligation Refunding Bonds
Series 2015D
01/01/2032	5.000%	1,800,000	2,014,632
01/01/2033	5.000%	2,000,000	2,227,260
Railsplitter Tobacco Settlement Authority
Revenue Bonds
Series 2010
06/01/2021	5.250%	12,000,000	12,710,880
Series 2017
06/01/2027	5.000%	2,185,000	2,630,281
State of Illinois
Unlimited General Obligation Bonds
Series 2013
07/01/2026	5.500%	10,100,000	11,133,129
Series 2014
02/01/2031	5.250%	5,000,000	5,471,800
Total			141,525,571
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Indiana 1.7%
City of Indianapolis Thermal Energy System
Refunding Revenue Bonds
1st Lien
Series 2014A
10/01/2032	5.000%	1,400,000	1,608,054
City of Whiting(e)
Refunding Revenue Bonds
BP Products North America
Series 2019 AMT (Mandatory Put 06/05/26)
12/01/2044	5.000%	1,600,000	1,889,296
Indiana Finance Authority
Revenue Bonds
1st Lien-CWA Authority, Inc.
Series 2011A
10/01/2025	5.250%	1,750,000	1,880,288
2nd Lien-CWA Authority, Inc.
Series 2011B
10/01/2023	5.250%	7,035,000	7,562,906
Indiana Municipal Power Agency(g)
Revenue Bonds
Series 2019A
01/01/2037	5.000%	6,990,000	8,551,566
Total			21,492,110
Iowa 0.8%
PEFA, Inc.
Revenue Bonds
Series 2019 (Mandatory Put 09/01/26)
09/01/2049	5.000%	8,000,000	9,406,800
Kentucky 0.4%
Kentucky Municipal Power Agency
Refunding Revenue Bonds
Series 2015A
09/01/2029	5.000%	4,000,000	4,662,720
Louisiana 1.1%
New Orleans Aviation Board
Refunding Revenue Bonds
Consolidated Rental Car Project
Series 2018 AGM
01/01/2035	5.000%	2,000,000	2,408,800
01/01/2036	5.000%	1,250,000	1,502,550
Parish of St. Charles
Revenue Bonds
Valero Energy Corp.
Series 2010 (Mandatory Put 06/01/22)
12/01/2040	4.000%	9,320,000	9,833,159
Total			13,744,509

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Intermediate Municipal Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
October 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Maryland 1.9%
County of Anne Arundel
Limited General Obligation Bonds
Consolidated General Improvements
Series 2019
10/01/2031	5.000%	6,955,000	9,064,730
County of Howard
Refunding Revenue Bonds
Columbia Vantage House Corp.
Series 2017
04/01/2036	5.000%	1,000,000	1,093,020
Maryland Health & Higher Educational Facilities Authority
Refunding Revenue Bonds
Meritus Medical Center Issue
Series 2015
07/01/2028	5.000%	1,300,000	1,526,083
State of Maryland
Unlimited General Obligation Refunding Bonds
Series 2017B
08/01/2026	5.000%	10,000,000	12,374,600
Total			24,058,433
Massachusetts 3.8%
Commonwealth of Massachusetts
Limited General Obligation Bonds
Series 2018A
01/01/2035	5.000%	10,000,000	12,354,600
Massachusetts Bay Transportation Authority(d)
Refunding Revenue Bonds
Series 2016A
07/01/2029	0.000%	3,500,000	2,878,680
Massachusetts Bay Transportation Authority
Unrefunded Revenue Bonds
General Transportation
Series 1991 (NPFGC)
03/01/2021	7.000%	1,520,000	1,594,495
Massachusetts Development Finance Agency
Refunding Revenue Bonds
Emerson College
Series 2017A
01/01/2034	5.000%	1,000,000	1,189,990
Lahey Clinic Obligation
Series 2015F
08/15/2031	5.000%	2,490,000	2,920,870
08/15/2032	5.000%	4,120,000	4,819,617
08/15/2033	5.000%	3,000,000	3,503,610
Simmons University
Series 2018L
10/01/2034	5.000%	2,390,000	2,899,644
10/01/2035	5.000%	2,000,000	2,419,580
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
UMass Boston Student Housing Project
Series 2016
10/01/2032	5.000%	1,300,000	1,508,507
UMASS Boston Student Housing Project
Series 2016
10/01/2036	5.000%	4,600,000	5,287,792
Massachusetts Development Finance Agency(c)
Refunding Revenue Bonds
Newbridge Charles, Inc.
Series 2017
10/01/2032	4.000%	2,000,000	2,136,920
Revenue Bonds
Linden Ponds, Inc. Facility
Series 2018
11/15/2033	5.000%	975,000	1,113,284
Massachusetts Health & Educational Facilities Authority
Revenue Bonds
Boston College
Series 2008M-1
06/01/2024	5.500%	2,670,000	3,184,188
Total			47,811,777
Michigan 1.9%
City of Detroit Sewage Disposal System
Refunding Revenue Bonds
Senior Lien
Series 2012A
07/01/2026	5.250%	2,000,000	2,194,560
07/01/2027	5.250%	1,500,000	1,643,370
Michigan Finance Authority
Refunding Revenue Bonds
Senior Lien - Great Lakes Water Authority
Series 2014C-6
07/01/2033	5.000%	800,000	908,744
Series 2014H-1
10/01/2026	5.000%	3,300,000	3,817,407
Revenue Bonds
Local Government Loan Program - Great Lakes Water Authority
Series 2015
07/01/2033	5.000%	5,000,000	5,809,050
Senior Lien - Great Lakes Water Authority
Series 2014C-3 (AGM)
07/01/2032	5.000%	1,000,000	1,152,040
Royal Oak Hospital Finance Authority
Refunding Revenue Bonds
William Beaumont Hospital
Series 2014D
09/01/2032	5.000%	4,075,000	4,615,712

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Intermediate Municipal Bond Fund | Annual Report 2019	13

Portfolio of Investments  (continued)
October 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Wayne County Airport Authority
Revenue Bonds
Detroit Metro
Series 2018
12/01/2036	5.000%	3,205,000	3,952,310
Total			24,093,193
Minnesota 1.3%
City of Maple Grove
Refunding Revenue Bonds
Maple Grove Hospital Corp.
Series 2017
05/01/2029	5.000%	2,720,000	3,293,458
City of St. Cloud
Refunding Revenue Bonds
Centracare Health
Series 2016A
05/01/2027	5.000%	1,785,000	2,157,208
City of Wayzata
Refunding Revenue Bonds
Folkstone Senior Living Co.
Series 2019
08/01/2033	5.000%	150,000	167,966
08/01/2034	5.000%	125,000	139,674
08/01/2035	5.000%	140,000	156,101
County of Rice(c)
Revenue Bonds
Shattuck-St. Mary’s School
Series 2015A
08/01/2022	5.000%	720,000	756,007
Housing & Redevelopment Authority of The City of St. Paul
Refunding Revenue Bonds
Fairview Health Services
Series 2017
11/15/2029	5.000%	1,050,000	1,299,333
HealthPartners Obligation Group
Series 2015
07/01/2028	5.000%	6,400,000	7,497,984
Woodbury Housing & Redevelopment Authority
Revenue Bonds
St. Therese of Woodbury
Series 2014
12/01/2034	5.000%	1,000,000	1,062,950
Total			16,530,681
Mississippi 0.3%
State of Mississippi
Revenue Bonds
Series 2015E
10/15/2029	5.000%	3,500,000	4,149,915
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Missouri 2.1%
Health & Educational Facilities Authority of the State of Missouri
Refunding Revenue Bonds
CoxHealth
Series 2015A
11/15/2028	5.000%	6,210,000	7,357,484
Revenue Bonds
Lutheran Senior Services
Series 2014
02/01/2026	5.000%	1,300,000	1,457,092
02/01/2029	5.000%	5,975,000	6,653,342
Kansas City Industrial Development Authority(e)
Revenue Bonds
Kansas City International Airport
Series 2019 (AGM) AMT
03/01/2035	5.000%	3,000,000	3,650,820
Kirkwood Industrial Development Authority
Refunding Revenue Bonds
Aberdeen Heights Project
Series 2017
05/15/2037	5.250%	2,695,000	3,062,086
Missouri Joint Municipal Electric Utility Commission
Refunding Revenue Bonds
Prairie State Project
Series 2015A
12/01/2029	5.000%	2,000,000	2,350,460
Poplar Bluff Regional Transportation Development District
Revenue Bonds
Series 2012
12/01/2026	3.250%	10,000	10,379
St. Louis County Industrial Development Authority
Refunding Revenue Bonds
St. Andrew’s Resources for Seniors Obligated Group
Series 2015
12/01/2025	5.000%	1,310,000	1,406,403
Total			25,948,066
Nebraska 1.1%
Public Power Generation Agency
Refunding Revenue Bonds
Whelan Energy Center Unit
Series 2015
01/01/2027	5.000%	11,865,000	13,825,335
Nevada 0.5%
Carson City
Refunding Revenue Bonds
Carson Tahoe Regional Medical Center
Series 2012
09/01/2027	5.000%	3,250,000	3,538,502

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Intermediate Municipal Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
October 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Carson City
Refunding Revenue Bonds
Carson Tahoe Regional Medical Center
Series 2017
09/01/2031	5.000%	1,000,000	1,194,460
09/01/2033	5.000%	1,000,000	1,186,890
State of Nevada Department of Business & Industry(c)
Revenue Bonds
Somerset Academy
Series 2018A
12/15/2029	4.500%	750,000	811,523
Total			6,731,375
New Jersey 2.7%
Essex County Improvement Authority
Refunding Revenue Bonds
County Guaranteed Project Consolidation
Series 2004 (NPFGC)
10/01/2026	5.500%	750,000	955,755
Hudson County Improvement Authority
Refunding Revenue Bonds
Hudson County Lease Project
Series 2010 (AGM)
10/01/2024	5.375%	2,000,000	2,385,840
New Jersey Economic Development Authority(d)
Revenue Bonds
Capital Appreciation-Motor Vehicle Surcharges
Series 2004 (NPFGC)
07/01/2021	0.000%	1,255,000	1,215,241
New Jersey Transportation Trust Fund Authority
Refunding Revenue Bonds
Transportation System
Series 2018-A
12/15/2034	5.000%	1,500,000	1,749,060
Revenue Bonds
Transportation Program
06/15/2037	5.000%	4,465,000	5,169,979
Transportation System
Series 2006A (AGM)
12/15/2021	5.500%	4,700,000	5,105,093
12/15/2022	5.250%	4,000,000	4,464,400
New Jersey Turnpike Authority
Refunding Revenue Bonds
Series 2017E
01/01/2029	5.000%	1,500,000	1,886,460
Series 2017G
01/01/2035	5.000%	6,000,000	7,356,780
Robbinsville Board of Education
Unlimited General Obligation Refunding Bonds
Series 2005 (AGM)
01/01/2028	5.250%	500,000	645,155
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Tobacco Settlement Financing Corp.
Refunding Revenue Bonds
Series 2018A
06/01/2034	5.000%	2,000,000	2,391,780
Total			33,325,543
New Mexico 0.4%
County of Bernalillo
Refunding Revenue Bonds
Series 1998
04/01/2027	5.250%	3,000,000	3,567,900
New Mexico Hospital Equipment Loan Council
Revenue Bonds
La Vida Expansion Project
Series 2019
07/01/2032	5.000%	565,000	652,411
07/01/2033	5.000%	365,000	420,634
07/01/2034	5.000%	380,000	437,110
Total			5,078,055
New York 4.9%
Buffalo & Erie County Industrial Land Development Corp.
Revenue Bonds
Catholic Health System
Series 2015
07/01/2025	5.000%	1,000,000	1,186,460
County of Nassau
Prerefunded 04/01/24 Limited General Obligation Bonds
Series 2014A
04/01/2027	5.000%	12,025,000	14,065,883
Hudson Yards Infrastructure Corp.
Refunding Revenue Bonds
Series 2017A
02/15/2034	5.000%	5,000,000	6,093,300
Long Island Power Authority
Revenue Bonds
Series 2012B
09/01/2026	5.000%	5,000,000	5,515,200
New York State Dormitory Authority
Refunding Revenue Bonds
Memorial Sloan-Kettering Cancer Center
Series 2017
07/01/2035	4.000%	1,500,000	1,719,645
North Shore - Long Island Jewish Obligation Group
Series 2015A
05/01/2031	5.000%	9,830,000	11,597,434
Revenue Bonds
St. John’s University
Series 2007C (NPFGC)
07/01/2023	5.250%	3,245,000	3,696,055

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Intermediate Municipal Bond Fund | Annual Report 2019	15

Portfolio of Investments  (continued)
October 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State University Educational Facilities
3rd General Series 2005A (NPFGC)
05/15/2022	5.500%	6,730,000	7,440,150
New York State Thruway Authority
Prerefunded 01/01/22 Revenue Bonds
General
Series 2012I
01/01/2024	5.000%	8,500,000	9,220,290
Total			60,534,417
North Carolina 1.9%
North Carolina Capital Facilities Finance Agency
Refunding Revenue Bonds
The Arc of North Carolina
Series 2017
10/01/2034	5.000%	2,325,000	2,720,668
North Carolina Medical Care Commission
Refunding Revenue Bonds
Presbyterian Homes
Series 2016C
10/01/2031	4.000%	1,000,000	1,103,930
United Methodist Retirement
Series 2017
10/01/2037	5.000%	1,100,000	1,227,237
North Carolina Municipal Power Agency No. 1
Refunding Revenue Bonds
Series 2015A
01/01/2031	5.000%	2,000,000	2,382,100
State of North Carolina
Refunding Revenue Bonds
Series 2014B
06/01/2025	5.000%	10,000,000	12,005,500
University of North Carolina at Greensboro
Refunding Revenue Bonds
General
Series 2017
04/01/2035	4.000%	1,200,000	1,360,668
04/01/2036	4.000%	1,000,000	1,129,160
University of North Carolina At Wilmington
Refunding Revenue Bonds
Student Housing Projects
Series 2016
06/01/2031	4.000%	2,040,000	2,297,795
Total			24,227,058
Ohio 1.7%
American Municipal Power, Inc.
Prerefunded 02/15/22 Revenue Bonds
AMP Fremont Energy Center Project
Series 2012
02/15/2024	5.000%	2,000,000	2,169,480
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Refunding Revenue Bonds
Series 2015A
02/15/2032	5.250%	12,000,000	13,032,000
Ohio Turnpike & Infrastructure Commission
Refunding Revenue Bonds
Series 1998A (NPFGC)
02/15/2021	5.500%	2,000,000	2,108,660
State of Ohio
Refunding Revenue Bonds
Cleveland Clinic Health System
Series 2011
01/01/2025	5.000%	3,750,000	3,914,812
Total			21,224,952
Oklahoma 0.2%
Norman Regional Hospital Authority
Refunding Revenue Bonds
Series 2016
09/01/2027	5.000%	2,000,000	2,412,980
Oregon 0.5%
Hospital Facilities Authority of Multnomah County
Refunding Revenue Bonds
Mirabella at South Waterfront
Series 2014A
10/01/2034	5.125%	1,000,000	1,088,190
Multnomah & Clackamas Counties School District No. 10JT Gresham-Barlow(d)
Unlimited General Obligation Bonds
Series 2017A
06/15/2033	0.000%	7,160,000	4,712,497
Total			5,800,687
Pennsylvania 4.5%
Commonwealth Financing Authority
Revenue Bonds
Tobacco Master Settlement Payment
Series 2018
06/01/2029	5.000%	1,500,000	1,860,120
Cumberland County Municipal Authority
Refunding Revenue Bonds
Diakon Lutheran Ministries
Series 2015
01/01/2027	5.000%	2,500,000	2,812,800
01/01/2028	5.000%	3,840,000	4,307,328
Delaware River Joint Toll Bridge Commission
Revenue Bonds
Series 2017
07/01/2033	5.000%	2,250,000	2,765,767

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Intermediate Municipal Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
October 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Delaware River Port Authority
Refunding Revenue Bonds
Port District Project
Series 2012
01/01/2027	5.000%	1,835,000	2,014,114
Revenue Bonds
Series 2018A
01/01/2036	5.000%	2,000,000	2,506,920
Elizabeth Forward School District(d)
Unlimited General Obligation Bonds
Capital Appreciation
Series 1994B Escrowed to Maturity (NPFGC)
09/01/2021	0.000%	2,210,000	2,154,043
Lancaster County Solid Waste Management Authority
Revenue Bonds
Series 2013A
12/15/2029	5.250%	3,100,000	3,492,553
Northampton County General Purpose Authority
Refunding Revenue Bonds
St. Luke’s University Health Network
Series 2016
08/15/2026	5.000%	3,770,000	4,560,494
Pennsylvania Turnpike Commission(h)
Prerefunded 12/01/20 Revenue Bonds
Capital Appreciation
Subordinated Series 2010B-2
12/01/2024	5.350%	20,000,000	20,892,400
Pennsylvania Turnpike Commission
Prerefunded 12/01/20 Revenue Bonds
Subordinated Series 2011A
12/01/2031	5.625%	4,875,000	5,104,125
Revenue Bonds
Series 2018A-2
12/01/2036	5.000%	2,500,000	3,094,550
Total			55,565,214
Rhode Island 0.3%
Rhode Island Depositors Economic Protection Corp.
Revenue Bonds
Series 1993A Escrowed to Maturity (AGM)
08/01/2021	5.750%	2,165,000	2,333,459
Rhode Island Turnpike & Bridge Authority
Refunding Revenue Bonds
Series 2016A
10/01/2033	5.000%	1,300,000	1,534,195
Total			3,867,654
South Carolina 3.5%
Beaufort-Jasper Water & Sewer Authority
Refunding Revenue Bonds
Series 2016B
03/01/2025	5.000%	1,000,000	1,190,540
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Florence
Refunding Revenue Bonds
McLeod Regional Medical Center Project
Series 2014
11/01/2031	5.000%	3,250,000	3,726,092
11/01/2032	5.000%	5,000,000	5,718,300
County of Greenwood
Refunding Revenue Bonds
Self Regional Healthcare
Series 2012B
10/01/2031	5.000%	5,000,000	5,379,400
South Carolina Jobs-Economic Development Authority
Refunding Revenue Bonds
Prisma Health Obligated Group
05/01/2036	5.000%	7,000,000	8,405,880
Revenue Bonds
Lutheran Homes of South Carolina Obligation Group
Series 2013
05/01/2028	5.000%	3,500,000	3,714,900
Wofford College Project
Series 2019
04/01/2038	5.000%	930,000	1,118,660
York Preparatory Academy Project
Series 2014A
11/01/2033	7.000%	590,000	657,236
South Carolina Jobs-Economic Development Authority(c)
Revenue Bonds
Series 2015A
08/15/2025	4.500%	395,000	410,903
South Carolina Public Service Authority
Refunding Revenue Bonds
Series 2015A
12/01/2026	5.000%	7,000,000	8,247,750
Series 2016A
12/01/2030	5.000%	4,000,000	4,764,640
Total			43,334,301
South Dakota 0.5%
South Dakota Health & Educational Facilities Authority
Refunding Revenue Bonds
Sanford Obligated Group
Series 2015
11/01/2026	5.000%	1,000,000	1,191,250
Revenue Bonds
Regional Health
Series 2017
09/01/2029	5.000%	1,700,000	2,094,740
09/01/2030	5.000%	2,250,000	2,755,192
Total			6,041,182

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Intermediate Municipal Bond Fund | Annual Report 2019	17

Portfolio of Investments  (continued)
October 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Tennessee 0.1%
Chattanooga Health Educational & Housing Facility Board
Refunding Revenue Bonds
Student Housing - CDFI Phase I
Series 2015
10/01/2029	5.000%	1,000,000	1,149,510
Texas 13.4%
Austin Convention Enterprises, Inc.
Refunding Revenue Bonds
Convention Center 1st Tier
Series 2017
01/01/2028	5.000%	1,850,000	2,191,029
Central Texas Regional Mobility Authority
Prerefunded 01/01/21 Revenue Bonds
Senior Lien
Series 2011
01/01/2031	5.750%	15,230,000	16,020,894
Revenue Bonds
Senior Lien
Series 2015A
01/01/2030	5.000%	1,550,000	1,803,068
Central Texas Turnpike System
Subordinated Refunding Revenue Bonds
Series 2015C
08/15/2031	5.000%	7,500,000	8,527,650
08/15/2032	5.000%	6,000,000	6,809,220
08/15/2034	5.000%	10,240,000	11,583,488
City of Austin Airport System
Revenue Bonds
Series 2017A
11/15/2035	5.000%	1,000,000	1,197,440
City of Austin Airport System(e)
Revenue Bonds
Series 2019B AMT
11/15/2035	5.000%	2,650,000	3,304,338
City of Garland Electric Utility System
Refunding Revenue Bonds
Series 2019
03/01/2037	5.000%	1,700,000	2,117,061
City of Houston
Refunding Revenue Bonds
Convention & Entertainment
Series 2015
09/01/2027	5.000%	1,215,000	1,405,816
09/01/2029	5.000%	1,500,000	1,723,500
Convention & Entertainment Facilities
Series 2014
09/01/2030	5.000%	1,000,000	1,144,320
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Houston Airport System
Refunding Revenue Bonds
Subordinated Series 2018D
07/01/2035	5.000%	2,500,000	3,092,725
Subordinated Refunding Revenue Bonds
Lien
Series 2012B
07/01/2028	5.000%	7,000,000	7,675,640
City of Houston Combined Utility System
Refunding Revenue Bonds
First Lien
Series 2016B
11/15/2034	5.000%	10,000,000	12,061,100
Clifton Higher Education Finance Corp.
Revenue Bonds
International Leadership
Series 2015
08/15/2035	5.500%	11,500,000	12,599,055
Dallas/Fort Worth International Airport
Refunding Revenue Bonds
Series 2012B
11/01/2028	5.000%	16,000,000	16,578,240
Duncanville Independent School District(d)
Unlimited General Obligation Refunding Bonds
Capital Appreciation
Series 2005 (Permanent School Fund Guarantee)
02/15/2022	0.000%	2,000,000	1,940,700
Harris County-Houston Sports Authority
Refunding Revenue Bonds
2nd Lien
Series 2014C
11/15/2032	5.000%	500,000	567,960
Houston Higher Education Finance Corp.
Prerefunded 05/15/21 Revenue Bonds
Cosmos Foundation, Inc.
Series 2011
05/15/2031	6.500%	535,000	576,254
05/15/2031	6.500%	465,000	500,856
Lower Colorado River Authority
Refunding Revenue Bonds
LCRA Transmission Services Corp.
Series 2011
05/15/2027	5.000%	11,195,000	11,811,397
Revenue Bonds
LCRA Transmission Services Corp. Project
Series 2019
05/15/2038	5.000%	1,500,000	1,863,135
New Hope Cultural Education Facilities Finance Corp.
Revenue Bonds
Cardinal Bay, Inc. - Village on the Park
Series 2016
07/01/2036	4.000%	2,250,000	2,322,967

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Intermediate Municipal Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
October 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
NCCD-College Station Properties LLC
Series 2015
07/01/2035	5.000%	4,000,000	3,711,960
Series 2015A
07/01/2030	5.000%	7,800,000	7,258,212
New Hope Cultural Education Facilities Finance Corp.(c)
Revenue Bonds
Jubilee Academic Center Project
Series 2017
08/15/2027	4.250%	615,000	627,995
08/15/2037	5.000%	530,000	543,118
North Texas Tollway Authority
Refunding Revenue Bonds
1st Tier
Series 2017A
01/01/2034	5.000%	1,000,000	1,208,820
2nd Tier
Series 2015A
01/01/2032	5.000%	16,800,000	19,457,424
System-2nd Tier
01/01/2031	5.000%	1,415,000	1,601,851
Texas City Industrial Development Corp.
Refunding Revenue Bonds
Arco Pipe Line Co. Project
Series 1990
10/01/2020	7.375%	3,000,000	3,160,890
Texas Transportation Commission(d)
Revenue Bonds
First Tier Toll
Series 2019
08/01/2038	0.000%	550,000	263,758
Total			167,251,881
Utah 0.2%
Salt Lake City Corp. Airport
Revenue Bonds
Series 2017B
07/01/2032	5.000%	1,000,000	1,219,990
07/01/2033	5.000%	1,000,000	1,216,450
Total			2,436,440
Vermont 1.2%
Vermont Educational & Health Buildings Financing Agency
Refunding Revenue Bonds
University of Vermont Medical Center
Series 2016A
12/01/2033	5.000%	12,445,000	14,745,583
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Virginia 0.2%
Dulles Town Center Community Development Authority
Refunding Special Assessment Bonds
Dulles Town Center Project
Series 2012
03/01/2026	4.250%	1,000,000	1,014,780
Virginia Gateway Community Development Authority
Refunding Special Assessment Bonds
Series 2012
03/01/2030	5.000%	1,500,000	1,533,570
Total			2,548,350
Washington 1.3%
King County Public Hospital District No. 4
Revenue Bonds
Series 2015A
12/01/2025	5.000%	2,960,000	3,087,073
12/01/2030	5.750%	2,820,000	2,995,629
Port of Seattle(e)
Revenue Bonds
Intermediate Lien
Series 2019 AMT
04/01/2036	5.000%	5,000,000	6,126,000
Washington State Housing Finance Commission
Revenue Bonds
Heron’s Key
Series 2015A
07/01/2030	6.500%	570,000	618,940
07/01/2035	6.750%	1,090,000	1,190,760
Transforming Age Projects
Series 2019
01/01/2026	2.375%	1,500,000	1,501,305
Total			15,519,707
West Virginia 0.2%
West Virginia Hospital Finance Authority
Revenue Bonds
Charleston Area Medical Center, Inc.
Series 1993A Escrowed to Maturity
09/01/2023	6.500%	2,490,000	2,771,744
Wisconsin 0.4%
Public Finance Authority(c)
Refunding Revenue Bonds
Mary’s Woods at Marylhurst
Series 2017
05/15/2037	5.250%	1,000,000	1,129,190
Wisconsin Health & Educational Facilities Authority
Refunding Revenue Bonds
ProHealth Care, Inc. Obligated Group
Series 2015
08/15/2031	5.000%	1,000,000	1,135,550

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Intermediate Municipal Bond Fund | Annual Report 2019	19

Portfolio of Investments  (continued)
October 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Rogers Memorial Hospital, Inc.
Series 2014A
07/01/2034	5.000%	2,500,000	2,821,700
Total			5,086,440
Total Municipal Bonds (Cost $1,144,631,809)			1,233,658,637

Money Market Funds 0.4%
	Shares	Value ($)
Dreyfus AMT-Free Tax Exempt Cash Management Fund, Institutional Shares, 1.068%(i)	71,059	71,066
JPMorgan Institutional Tax Free Money Market Fund, Institutional Shares, 1.045%(i)	4,426,254	4,426,254
Total Money Market Funds (Cost $4,497,312)		4,497,320
Total Investments in Securities (Cost $1,151,429,121)		1,240,455,957
Other Assets & Liabilities, Net		3,736,880
Net Assets		$1,244,192,837
Notes to Portfolio of Investments
(a)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(b)	Represents a variable rate security where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate. The interest rate shown was the current rate as of October 31, 2019.
(c)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At October 31, 2019, the total value of these securities amounted to $15,277,990, which represents 1.23% of total net assets.
(d)	Zero coupon bond.
(e)	Income from this security may be subject to alternative minimum tax.
(f)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At October 31, 2019, the total value of these securities amounted to $88,184, which represents 0.01% of total net assets.
(g)	Represents a security purchased on a when-issued basis.
(h)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of October 31, 2019.
(i)	The rate shown is the seven-day current annualized yield at October 31, 2019.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
AMT	Alternative Minimum Tax
NPFGC	National Public Finance Guarantee Corporation
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Intermediate Municipal Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
October 31, 2019
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Floating Rate Notes	—	2,300,000	—	2,300,000
Municipal Bonds	—	1,233,658,637	—	1,233,658,637
Money Market Funds	4,497,320	—	—	4,497,320
Total Investments in Securities	4,497,320	1,235,958,637	—	1,240,455,957
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Intermediate Municipal Bond Fund | Annual Report 2019	21

Statement of Assets and Liabilities
October 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,151,429,121)	$1,240,455,957
Receivable for:
Capital shares sold	2,090,002
Interest	15,164,262
Expense reimbursement due from Investment Manager	2,172
Prepaid expenses	6,556
Trustees’ deferred compensation plan	309,956
Total assets	1,258,028,905
Liabilities
Due to custodian	121
Payable for:
Investments purchased on a delayed delivery basis	8,533,182
Capital shares purchased	1,343,477
Distributions to shareholders	3,131,878
Management services fees	16,019
Distribution and/or service fees	1,423
Transfer agent fees	127,164
Compensation of board members	342,098
Compensation of chief compliance officer	46
Other expenses	30,704
Trustees’ deferred compensation plan	309,956
Total liabilities	13,836,068
Net assets applicable to outstanding capital stock	$1,244,192,837
Represented by
Paid in capital	1,147,955,308
Total distributable earnings (loss)	96,237,529
Total - representing net assets applicable to outstanding capital stock	$1,244,192,837
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Intermediate Municipal Bond Fund | Annual Report 2019

Statement of Assets and Liabilities  (continued)
October 31, 2019
Class A
Net assets	$152,575,458
Shares outstanding	14,403,153
Net asset value per share	$10.59
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.92
Advisor Class
Net assets	$5,926,690
Shares outstanding	559,889
Net asset value per share	$10.59
Class C
Net assets	$23,521,634
Shares outstanding	2,220,114
Net asset value per share	$10.59
Institutional Class
Net assets	$1,012,229,106
Shares outstanding	95,510,367
Net asset value per share	$10.60
Institutional 2 Class
Net assets	$35,835,860
Shares outstanding	3,386,849
Net asset value per share	$10.58
Institutional 3 Class
Net assets	$2,542,026
Shares outstanding	239,617
Net asset value per share	$10.61
Class V
Net assets	$11,562,063
Shares outstanding	1,091,490
Net asset value per share	$10.59
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$11.12
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Intermediate Municipal Bond Fund | Annual Report 2019	23

Statement of Operations
Year Ended October 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$21,198
Interest	48,333,297
Total income	48,354,495
Expenses:
Management services fees	6,098,804
Distribution and/or service fees
Class A	311,478
Class C	224,391
Class T	3
Class V	17,790
Transfer agent fees
Class A	195,672
Advisor Class	13,562
Class C	33,233
Institutional Class	1,336,344
Institutional 2 Class	15,959
Institutional 3 Class	310
Class T	2
Class V	14,908
Compensation of board members	39,320
Custodian fees	10,940
Printing and postage fees	25,273
Registration fees	118,796
Audit fees	29,500
Legal fees	26,978
Line of credit interest	404
Compensation of chief compliance officer	498
Other	47,865
Total expenses	8,562,030
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(818,863)
Expense reduction	(340)
Total net expenses	7,742,827
Net investment income	40,611,668
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	4,904,348
Net realized gain	4,904,348
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	56,482,128
Net change in unrealized appreciation (depreciation)	56,482,128
Net realized and unrealized gain	61,386,476
Net increase in net assets resulting from operations	$101,998,144
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Intermediate Municipal Bond Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations
Net investment income	$40,611,668	$53,668,463
Net realized gain	4,904,348	2,260,686
Net change in unrealized appreciation (depreciation)	56,482,128	(72,641,741)
Net increase (decrease) in net assets resulting from operations	101,998,144	(16,712,592)
Distributions to shareholders
Net investment income and net realized gains
Class A	(4,693,722)	(5,099,445)
Advisor Class	(351,686)	(594,799)
Class C	(625,926)	(875,103)
Institutional Class	(34,208,884)	(46,199,712)
Institutional 2 Class	(889,531)	(435,752)
Institutional 3 Class	(79,422)	(69,676)
Class T	(40)	(290)
Class V	(363,570)	(393,685)
Total distributions to shareholders	(41,212,781)	(53,668,462)
Decrease in net assets from capital stock activity	(286,383,429)	(418,203,979)
Total decrease in net assets	(225,598,066)	(488,585,033)
Net assets at beginning of year	1,469,790,903	1,958,375,936
Net assets at end of year	$1,244,192,837	$1,469,790,903
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Intermediate Municipal Bond Fund | Annual Report 2019	25

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	October 31, 2019		October 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,851,275	19,214,102	1,490,190	15,416,671
Distributions reinvested	390,395	4,075,257	431,213	4,444,392
Redemptions	(3,420,104)	(35,553,470)	(4,299,088)	(44,493,018)
Net decrease	(1,178,434)	(12,264,111)	(2,377,685)	(24,631,955)
Advisor Class
Subscriptions	282,020	2,873,794	602,959	6,226,496
Distributions reinvested	33,970	351,232	57,698	593,900
Redemptions	(1,769,512)	(18,219,538)	(290,708)	(2,997,538)
Net increase (decrease)	(1,453,522)	(14,994,512)	369,949	3,822,858
Class C
Subscriptions	234,173	2,426,061	147,876	1,536,944
Distributions reinvested	49,533	516,386	68,982	711,543
Redemptions	(940,107)	(9,780,101)	(1,605,253)	(16,580,207)
Net decrease	(656,401)	(6,837,654)	(1,388,395)	(14,331,720)
Institutional Class
Subscriptions	5,041,580	52,387,010	5,293,666	54,870,721
Distributions reinvested	463,688	4,844,138	523,087	5,395,202
Redemptions	(31,841,094)	(327,841,315)	(43,241,079)	(446,663,285)
Net decrease	(26,335,826)	(270,610,167)	(37,424,326)	(386,397,362)
Institutional 2 Class
Subscriptions	2,322,152	24,023,898	554,380	5,692,213
Distributions reinvested	84,869	888,838	42,341	435,437
Redemptions	(574,080)	(5,927,557)	(221,027)	(2,273,131)
Net increase	1,832,941	18,985,179	375,694	3,854,519
Institutional 3 Class
Subscriptions	161,835	1,672,363	98,449	1,022,986
Distributions reinvested	5,954	62,274	6,721	69,349
Redemptions	(109,443)	(1,135,693)	(100,632)	(1,034,644)
Net increase	58,346	598,944	4,538	57,691
Class T
Redemptions	(959)	(9,763)	—	—
Net decrease	(959)	(9,763)	—	—
Class V
Subscriptions	3,631	37,848	25,163	263,302
Distributions reinvested	25,535	266,493	27,818	286,601
Redemptions	(149,920)	(1,555,686)	(109,575)	(1,127,913)
Net decrease	(120,754)	(1,251,345)	(56,594)	(578,010)
Total net decrease	(27,854,609)	(286,383,429)	(40,496,819)	(418,203,979)
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Intermediate Municipal Bond Fund | Annual Report 2019

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Columbia Intermediate Municipal Bond Fund | Annual Report 2019	27

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 10/31/2019	$10.11	0.31	0.48	0.79	(0.31)	(0.00)(c)	(0.31)
Year Ended 10/31/2018	$10.54	0.31	(0.43)	(0.12)	(0.31)	—	(0.31)
Year Ended 10/31/2017	$10.71	0.31	(0.17)	0.14	(0.31)	—	(0.31)
Year Ended 10/31/2016	$10.68	0.32	0.03	0.35	(0.32)	—	(0.32)
Year Ended 10/31/2015	$10.81	0.34	(0.13)	0.21	(0.34)	—	(0.34)
Advisor Class
Year Ended 10/31/2019	$10.11	0.33	0.48	0.81	(0.33)	(0.00)(c)	(0.33)
Year Ended 10/31/2018	$10.53	0.33	(0.42)	(0.09)	(0.33)	—	(0.33)
Year Ended 10/31/2017	$10.71	0.33	(0.18)	0.15	(0.33)	—	(0.33)
Year Ended 10/31/2016	$10.67	0.34	0.04	0.38	(0.34)	—	(0.34)
Year Ended 10/31/2015	$10.81	0.36	(0.14)	0.22	(0.36)	—	(0.36)
Class C
Year Ended 10/31/2019	$10.12	0.24	0.48	0.72	(0.25)	(0.00)(c)	(0.25)
Year Ended 10/31/2018	$10.54	0.24	(0.42)	(0.18)	(0.24)	—	(0.24)
Year Ended 10/31/2017	$10.72	0.25	(0.19)	0.06	(0.24)	—	(0.24)
Year Ended 10/31/2016	$10.68	0.25	0.04	0.29	(0.25)	—	(0.25)
Year Ended 10/31/2015	$10.82	0.27	(0.14)	0.13	(0.27)	—	(0.27)
Institutional Class
Year Ended 10/31/2019	$10.12	0.33	0.48	0.81	(0.33)	(0.00)(c)	(0.33)
Year Ended 10/31/2018	$10.54	0.33	(0.42)	(0.09)	(0.33)	—	(0.33)
Year Ended 10/31/2017	$10.72	0.33	(0.18)	0.15	(0.33)	—	(0.33)
Year Ended 10/31/2016	$10.69	0.34	0.03	0.37	(0.34)	—	(0.34)
Year Ended 10/31/2015	$10.82	0.36	(0.13)	0.23	(0.36)	—	(0.36)
Institutional 2 Class
Year Ended 10/31/2019	$10.10	0.34	0.48	0.82	(0.34)	(0.00)(c)	(0.34)
Year Ended 10/31/2018	$10.53	0.34	(0.44)	(0.10)	(0.33)	—	(0.33)
Year Ended 10/31/2017	$10.70	0.34	(0.17)	0.17	(0.34)	—	(0.34)
Year Ended 10/31/2016	$10.66	0.35	0.04	0.39	(0.35)	—	(0.35)
Year Ended 10/31/2015	$10.80	0.37	(0.14)	0.23	(0.37)	—	(0.37)
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Intermediate Municipal Bond Fund | Annual Report 2019

Financial Highlights  (continued)
	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 10/31/2019	—	$10.59	7.94%	0.82%(d)	0.76%(d),(e)	2.97%	14%	$152,575
Year Ended 10/31/2018	—	$10.11	(1.18%)	0.81%(f)	0.76%(e),(f)	2.98%	8%	$157,597
Year Ended 10/31/2017	—	$10.54	1.39%	0.84%(g)	0.77%(e),(g)	2.99%	11%	$189,260
Year Ended 10/31/2016	—	$10.71	3.28%	0.86%	0.77%(e)	2.95%	6%	$246,873
Year Ended 10/31/2015	0.00(c)	$10.68	2.00%(h)	0.87%	0.75%(e)	3.19%	15%	$233,125
Advisor Class
Year Ended 10/31/2019	—	$10.59	8.15%	0.62%(d)	0.56%(d),(e)	3.22%	14%	$5,927
Year Ended 10/31/2018	—	$10.11	(0.89%)	0.61%(f)	0.56%(e),(f)	3.18%	8%	$20,349
Year Ended 10/31/2017	—	$10.53	1.50%	0.63%	0.58%(e)	3.16%	11%	$17,306
Year Ended 10/31/2016	—	$10.71	3.58%	0.66%	0.57%(e)	3.15%	6%	$8,325
Year Ended 10/31/2015	0.00(c)	$10.67	2.11%(h)	0.67%	0.55%(e)	3.42%	15%	$2,975
Class C
Year Ended 10/31/2019	—	$10.59	7.14%	1.47%(d)	1.41%(d),(e)	2.33%	14%	$23,522
Year Ended 10/31/2018	—	$10.12	(1.72%)	1.46%(f)	1.41%(e),(f)	2.32%	8%	$29,097
Year Ended 10/31/2017	—	$10.54	0.64%	1.49%(g)	1.42%(e),(g)	2.34%	11%	$44,951
Year Ended 10/31/2016	—	$10.72	2.70%	1.51%	1.42%(e)	2.29%	6%	$59,746
Year Ended 10/31/2015	0.00(c)	$10.68	1.24%(h)	1.52%	1.40%(e)	2.54%	15%	$53,774
Institutional Class
Year Ended 10/31/2019	—	$10.60	8.15%	0.62%(d)	0.56%(d),(e)	3.17%	14%	$1,012,229
Year Ended 10/31/2018	—	$10.12	(0.88%)	0.61%(f)	0.56%(e),(f)	3.17%	8%	$1,232,944
Year Ended 10/31/2017	—	$10.54	1.50%	0.63%(g)	0.57%(e),(g)	3.18%	11%	$1,679,211
Year Ended 10/31/2016	—	$10.72	3.48%	0.66%	0.57%(e)	3.15%	6%	$2,087,345
Year Ended 10/31/2015	0.00(c)	$10.69	2.20%(h)	0.67%	0.55%(e)	3.39%	15%	$1,846,198
Institutional 2 Class
Year Ended 10/31/2019	—	$10.58	8.24%	0.55%(d)	0.49%(d)	3.21%	14%	$35,836
Year Ended 10/31/2018	—	$10.10	(0.92%)	0.55%(f)	0.50%(f)	3.25%	8%	$15,697
Year Ended 10/31/2017	—	$10.53	1.67%	0.54%(g)	0.50%(g)	3.26%	11%	$12,401
Year Ended 10/31/2016	—	$10.70	3.68%	0.53%	0.48%	3.23%	6%	$8,895
Year Ended 10/31/2015	0.00(c)	$10.66	2.20%(h)	0.53%	0.45%	3.50%	15%	$5,106
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Intermediate Municipal Bond Fund | Annual Report 2019	29

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 10/31/2019	$10.13	0.34	0.49	0.83	(0.35)	(0.00)(c)	(0.35)
Year Ended 10/31/2018	$10.55	0.34	(0.42)	(0.08)	(0.34)	—	(0.34)
Year Ended 10/31/2017(i)	$10.43	0.22	0.13(j)	0.35	(0.23)	—	(0.23)
Class V
Year Ended 10/31/2019	$10.11	0.32	0.48	0.80	(0.32)	(0.00)(c)	(0.32)
Year Ended 10/31/2018	$10.54	0.31	(0.43)	(0.12)	(0.31)	—	(0.31)
Year Ended 10/31/2017	$10.71	0.32	(0.17)	0.15	(0.32)	—	(0.32)
Year Ended 10/31/2016	$10.68	0.33	0.02	0.35	(0.32)	—	(0.32)
Year Ended 10/31/2015	$10.81	0.35	(0.13)	0.22	(0.35)	—	(0.35)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Ratios include interfund lending expense which is less than 0.01%.
(g)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Class C	Institutional Class	Institutional 2 Class	Class V
10/31/2017	0.01%	0.01%	0.01%	0.01%	0.01%

(h)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
(i)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(j)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(k)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Intermediate Municipal Bond Fund | Annual Report 2019

Financial Highlights  (continued)
	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 10/31/2019	—	$10.61	8.27%	0.51%(d)	0.44%(d)	3.28%	14%	$2,542
Year Ended 10/31/2018	—	$10.13	(0.76%)	0.50%(f)	0.45%(f)	3.31%	8%	$1,836
Year Ended 10/31/2017(i)	—	$10.55	3.35%	0.51%(k)	0.47%(k)	3.25%(k)	11%	$1,865
Class V
Year Ended 10/31/2019	—	$10.59	7.99%	0.77%(d)	0.71%(d),(e)	3.02%	14%	$11,562
Year Ended 10/31/2018	—	$10.11	(1.13%)	0.76%(f)	0.71%(e),(f)	3.03%	8%	$12,260
Year Ended 10/31/2017	—	$10.54	1.44%	0.79%(g)	0.72%(e),(g)	3.03%	11%	$13,371
Year Ended 10/31/2016	—	$10.71	3.33%	0.81%	0.72%(e)	3.00%	6%	$14,060
Year Ended 10/31/2015	0.00(c)	$10.68	2.05%(h)	0.82%	0.70%(e)	3.24%	15%	$14,263
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Intermediate Municipal Bond Fund | Annual Report 2019	31

Notes to Financial Statements
October 31, 2019
Note 1. Organization
Columbia Intermediate Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Class C shares automatically convert to Class A shares after 10 years. Effective December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale. Class V shares are available only to investors who received (and who continuously held) Class V shares in connection with previous fund reorganizations.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
32	Columbia Intermediate Municipal Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
October 31, 2019
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Columbia Intermediate Municipal Bond Fund | Annual Report 2019	33

Notes to Financial Statements  (continued)
October 31, 2019
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.48% to 0.29% as the Fund’s net assets increase. The effective management services fee rate for the year ended October 31, 2019 was 0.47% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
34	Columbia Intermediate Municipal Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
October 31, 2019
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended October 31, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class C	0.13
Institutional Class	0.13
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class T	0.01(a)
Class V	0.13

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2019, these minimum account balance fees reduced total expenses of the Fund by $340.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.20% of the average daily net assets attributable to Class A and Class C shares of the Fund. The Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.65% of the average daily net assets attributable to Class C shares of the Fund. As a result of all Class T shares of the Fund being redeemed or converted to Class A shares, December 14, 2018 was the last day the Fund paid a distribution and shareholder services fee for Class T shares.
Columbia Intermediate Municipal Bond Fund | Annual Report 2019	35

Notes to Financial Statements  (continued)
October 31, 2019
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.15% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended October 31, 2019, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.75(a)	28,489
Class C	—	1.00(b)	494
Class V	4.75	0.50 - 1.00(c)	255

(a)	This charge is imposed on certain investments of $500,000 or more if redeemed within 12 months after purchase.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
(c)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through February 29, 2020
Class A	0.76%
Advisor Class	0.56
Class C	1.41
Institutional Class	0.56
Institutional 2 Class	0.49
Institutional 3 Class	0.44
Class V	0.71
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
36	Columbia Intermediate Municipal Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
October 31, 2019
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At October 31, 2019, these differences were primarily due to differing treatment for trustees’ deferred compensation, tax straddles and distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made.
The tax character of distributions paid during the years indicated was as follows:
Year Ended October 31, 2019				Year Ended October 31, 2018
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
164,305	40,447,363	601,113	41,212,781	199,455	53,469,007	—	53,668,462
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At October 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	6,118,464	4,879,276	—	89,024,192
At October 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,151,431,765	90,411,567	(1,387,375)	89,024,192
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $177,606,465 and $452,485,042, respectively, for the year ended October 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia Intermediate Municipal Bond Fund | Annual Report 2019	37

Notes to Financial Statements  (continued)
October 31, 2019
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended October 31, 2019.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
For the year ended October 31, 2019, the Fund’s borrowing activity was as follows:
Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
4,300,000	3.38	1
Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations. The Fund had no outstanding borrowings at October 31, 2019.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
38	Columbia Intermediate Municipal Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
October 31, 2019
Municipal securities risk
Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. A municipal security can be significantly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes in a particular state’s (state and its instrumentalities’) financial, economic or other condition and prospects.
Shareholder concentration risk
At October 31, 2019, one unaffiliated shareholder of record owned 68.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Intermediate Municipal Bond Fund | Annual Report 2019	39

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Intermediate Municipal Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Intermediate Municipal Bond Fund (one of the funds constituting Columbia Funds Series Trust I, hereafter referred to as the "Fund") as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
40	Columbia Intermediate Municipal Bond Fund | Annual Report 2019

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Capital gain dividend	Exempt- interest dividends
$5,149,565	99.60%
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	71	Director, EQT Corporation (natural gas producer)
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	71	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	71	None
Columbia Intermediate Municipal Bond Fund | Annual Report 2019	41

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	71	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	71	Director, Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	71	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2009-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	71	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
42	Columbia Intermediate Municipal Bond Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Consultants to the Independent Trustees*  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio (an investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	71	Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	71	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton, Ms. Darragh and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Intermediate Municipal Bond Fund | Annual Report 2019	43

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
44	Columbia Intermediate Municipal Bond Fund | Annual Report 2019

 Board Consideration and Approval of Management
Agreement
On June 12, 2019, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Intermediate Municipal Bond Fund (the Fund) (formerly, Columbia AMT-Free Intermediate Muni Bond Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 5, 2019, April 25, 2019 and June 11, 2019 and at Board meetings held on March 6, 2019 and June 12, 2019. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 11, 2019, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 12, 2019, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through February 29, 2020 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
Columbia Intermediate Municipal Bond Fund | Annual Report 2019	45

Board Consideration and Approval of Management
Agreement  (continued)

•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with funds using an investment strategy similar to that used by the Investment Manager for the Fund. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to support continuation of the Management Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2018, the Fund’s performance was in the eightieth, sixty-first and forty-fifth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
46	Columbia Intermediate Municipal Bond Fund | Annual Report 2019

Board Consideration and Approval of Management
Agreement  (continued)

The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2018, the Fund’s actual management fee and net total expense ratio were ranked in the third and fourth quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, and the efforts undertaken by the Investment Manager and its affiliates to manage efficiently their costs to provide such services.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2018 to profitability levels realized in 2017. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Columbia Intermediate Municipal Bond Fund | Annual Report 2019	47

Board Consideration and Approval of Management
Agreement  (continued)

Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
48	Columbia Intermediate Municipal Bond Fund | Annual Report 2019

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Columbia Intermediate Municipal Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN167_10_J01_(12/19)

Annual Report
October 31, 2019
Columbia Massachusetts Intermediate Municipal Bond Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Massachusetts Intermediate Municipal Bond Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Massachusetts Intermediate Municipal Bond Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from Massachusetts individual income tax, as is consistent with relative stability of principal.
Portfolio management
Paul Fuchs, CFA
Lead Portfolio Manager
Managed Fund since 2012
Anders Myhran, CFA
Portfolio Manager
Managed Fund since May 2019
Deborah Vargo
Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended October 31, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	12/09/02	7.92	2.37	3.11
	Including sales charges		4.73	1.75	2.79
Advisor Class*		03/19/13	8.19	2.61	3.37
Class C	Excluding sales charges	12/09/02	7.44	1.89	2.66
	Including sales charges		6.44	1.89	2.66
Institutional Class		06/14/93	8.19	2.61	3.37
Institutional 2 Class*		03/01/16	8.25	2.64	3.38
Institutional 3 Class*		03/01/17	8.28	2.66	3.40
Class V	Excluding sales charges	06/26/00	8.03	2.45	3.21
	Including sales charges		2.87	1.46	2.71
Bloomberg Barclays 3-15 Year Blend Municipal Bond Index			8.64	3.17	4.00
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class V shares are shown with and without the maximum initial sales charge of 4.75%. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays 3–15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (October 31, 2009 — October 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Massachusetts Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at October 31, 2019)
AAA rating	4.0
AA rating	45.3
A rating	28.0
BBB rating	19.5
BB rating	2.1
Not rated	1.1
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
4	Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2019

Manager Discussion of Fund Performance
During the 12-month period that ended October 31, 2019, the Fund’s Class A shares returned 7.92% excluding sales charges. Institutional Class shares of the Fund returned 8.19%. By comparison, the Fund’s benchmark, the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index, which is national in scope, returned 8.64%.
Market overview
Municipal bonds generated a robust return over the 12 months that ended October 31, 2019. After experiencing poor performance throughout most of 2018, municipals began to rebound in early November 2018 thanks to the combination of slowing global growth, volatility in higher risk assets, and expectations that the U.S. Federal Reserve (Fed) would adopt a more accommodative stance. In addition, various geopolitical factors — including the U.S.-China trade dispute, Brexit negotiations, and the U.S. government shutdown — fueled a “flight to quality” into bonds.
The rally persisted into the New Year, leading to the largest first-quarter gain for the tax-exempt market since 2014. The quarter was also the sixth-best for municipals in the past 30 years, thanks in part to the backdrop of slow global growth and the increasingly accommodative policies of the world’s major central banks. Supply-and-demand factors were highly favorable, as well. Municipal bond mutual funds experienced record inflows, fueled by strong demand resulting from the cap on state and local tax deductions in the Tax Cuts and Jobs Act of 2017. As of year-to-date September 30, 2019, municipal bond funds had taken in over $70 billion. At the same time, new-issue supply was limited. Trends in the Treasury market were also supportive, as yields fell in anticipation of Fed rate cuts. Together, these developments resulted in positive municipal market performance during the spring and summer.
In early September 2019, however, the typical seasonal increase in supply, which was exacerbated by historically low costs for issuers, caused the rally to stall. Municipals suffered their first month of negative returns in 2019 as a result. The market continued to trade in an uneven fashion through the end of October 2019, as the Fed indicated that additional rate cuts would be dependent on incoming economic data.
For the full year, lower quality issues outpaced their higher rated counterparts as investors displayed a consistent willingness to move out the risk spectrum in search of higher yields. Long-term bonds strongly outperformed short-dated issues, reflecting the trend in the U.S. Treasury market.
Massachusetts municipal bonds underperformed
Massachusetts municipal bonds finished slightly behind the national benchmark for the 12-month period. Relative to the benchmark, the state has both a longer average maturity and longer duration. (Duration is a measure of interest rate sensitivity.) While these features helped performance, the market’s larger relative weighting in higher quality AA rated issues, which underperformed, offset the benefit.
Massachusetts’ economy continued to outperform regional peers, driven by the strength in the technology and health care industries. High educational attainment and the presence of world-class universities and hospitals support the state’s long-term economic stability despite an aging population and the high cost of living and doing business. Massachusetts has rebuilt its budget reserves since the 2008-2009 recession, with sizable deposits in the 2018 and 2019 fiscal years that have brought the stabilization fund to about $3 billion, or nearly 10% of the state budget. The state has budgeted another $300 million deposit to the stabilization fund for the 2020 fiscal year. However, the state continues to face long-term challenges from the elevated fixed costs associated with high debt and legacy liabilities, including pensions.
Contributors and detractors
The Fund was modestly short in duration throughout the year, meaning it had lower interest-rate sensitivity than the benchmark. This acted as a small drag on results given that yields fell significantly (as prices rose). The Fund was also hurt by an overweight in bonds maturing in two years or less, including pre-refunded issues.
Conversely, the Fund’s overweight in bonds maturing in 17 years and above made a positive contribution, as did its allocations to A and BBB rated debt. Holdings in hospital and education issues, the dominant revenue sectors in Massachusetts and the two largest sector weightings in the Fund, further contributed to results.
Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
Fund positioning
Over the course of the period, we lengthened the Fund’s duration and average maturity in an effort to increase the portfolio’s sensitivity to market movements. The shift in the Fed’s policy stance was the primary catalyst for this decision. As part of this process, we reduced the portfolio’s holdings in bonds with maturities of two years and below. We had been holding an above-average weighting in this segment in response to the Fed’s tightening cycle, but we saw less of a benefit in maintaining the position following the central bank’s pivot to a more accommodative posture. We also reduced the portfolio’s exposure to shorter maturity, pre-refunded securities. We had been reluctant to move out of this area, as it supported the Fund’s distribution yield due to the fact that we purchased many of these bonds when rates were higher. However, its total return potential appeared limited due to the low degree of possible price appreciation. Similarly, we decreased the portfolio’s weighting in bonds that are callable in 12 months or less and that we believe will be refunded. We reinvested the proceeds of these sales into areas that we believe offer more income and total return potential.
The Fund’s universe of allowable investments expanded to include bonds subject to the Alternative Minimum Tax (AMT). We made this shift after tax reform drastically reduced the number of taxpayers subject to the AMT. This change gives us a wider opportunity to invest in bonds with higher income. We sought to capitalize on the broader mandate by adding positions in the AMT bonds of the Massachusetts Port Authority.
We continued to emphasize lower rated investment-grade issues based on our view that there was a low probability of a recession in the coming year, but we remained selective in our new purchases. The holdings we added had an average rating of A+ and an average maturity of 16 years, and our sales had an average maturity of two years.
The major stock indexes stood near all-time highs at the close of the period, but fixed-income investors were displaying some caution with the yield on the 10-year note having risen from its September low. The Fed appeared to have concluded its mini-easing cycle and was indicating it was unlikely to enact further cuts until it sees a meaningful uptick in inflation. In addition, market participants were struggling to assess the outlook for global growth and tensions in Washington, as well as Brexit and the U.S.-China trade conflict. For our part, we remain on the lookout for the chance to use any volatility associated with these issues as a potential buying opportunity.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund’s portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
May 1, 2019 — October 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,031.90	1,021.17	4.10	4.08	0.80
Advisor Class	1,000.00	1,000.00	1,033.20	1,022.43	2.82	2.80	0.55
Class C	1,000.00	1,000.00	1,028.60	1,018.90	6.39	6.36	1.25
Institutional Class	1,000.00	1,000.00	1,033.20	1,022.43	2.82	2.80	0.55
Institutional 2 Class	1,000.00	1,000.00	1,032.50	1,022.74	2.51	2.50	0.49
Institutional 3 Class	1,000.00	1,000.00	1,033.70	1,022.99	2.26	2.24	0.44
Class V	1,000.00	1,000.00	1,032.40	1,021.68	3.59	3.57	0.70
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2019	7

Portfolio of Investments
October 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Floating Rate Notes 0.1%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Variable Rate Demand Notes 0.1%
Massachusetts Health & Educational Facilities Authority(a),(b)
Revenue Bonds
Tufts University
Series 2012N-2 (Wells Fargo Bank)
08/15/2034	1.200%	100,000	100,000
Total Floating Rate Notes (Cost $100,000)			100,000

Municipal Bonds 97.2%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 3.0%
Massachusetts Port Authority(c)
Refunding Revenue Bonds
BosFuel Project
Series 2019A AMT
07/01/2038	5.000%	1,000,000	1,217,340
Revenue Bonds
Series 2019C AMT
07/01/2035	5.000%	2,000,000	2,494,000
Massachusetts Port Authority
Refunding Revenue Bonds
Series 2014C
07/01/2031	5.000%	1,900,000	2,201,207
Revenue Bonds
Series 2015A
07/01/2026	5.000%	600,000	721,362
Total			6,633,909
Charter Schools 1.8%
Massachusetts Development Finance Agency
Refunding Revenue Bonds
Foxborough Regional Charter
Series 2017
07/01/2037	5.000%	1,800,000	2,051,442
International Charter School
Series 2015
04/15/2025	5.000%	500,000	544,135
04/15/2033	5.000%	1,335,000	1,459,262
Total			4,054,839
Health Services 1.4%
Massachusetts Development Finance Agency
Refunding Revenue Bonds
Atrius Health
Series 2019A
06/01/2039	5.000%	2,480,000	2,984,506
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Higher Education 21.2%
Massachusetts Development Finance Agency
Refunding Revenue Bonds
Babson College
Series 2015A
10/01/2025	5.000%	600,000	725,766
Boston University
Series 2006BB2
10/01/2037	4.000%	2,120,000	2,320,319
Brandeis Univeristy
10/01/2036	5.000%	1,535,000	1,940,240
Brandeis University
Series 2018R
10/01/2035	5.000%	1,005,000	1,260,773
10/01/2036	5.000%	1,140,000	1,426,288
College of the Holy Cross
Series 2016A
09/01/2034	5.000%	500,000	603,320
Emerson College
Series 2017A
01/01/2033	5.000%	1,500,000	1,788,660
01/01/2034	5.000%	1,000,000	1,189,990
Simmons College
Series 2015K-1
10/01/2026	5.000%	3,005,000	3,545,299
10/01/2028	5.000%	1,100,000	1,294,425
Simmons University
Series 2018L
10/01/2034	5.000%	500,000	606,620
10/01/2035	5.000%	455,000	550,454
Suffolk University
Series 2019
07/01/2035	5.000%	870,000	1,066,176
Tufts University
Series 2015Q
08/15/2030	5.000%	1,000,000	1,181,830
Western New England University
Series 2015
09/01/2032	5.000%	500,000	572,690
09/01/2033	5.000%	1,225,000	1,398,644
09/01/2034	5.000%	1,285,000	1,460,197
Woods Hole Oceanographic Institution
Series 2018
06/01/2036	5.000%	650,000	805,987
Worcester Polytechnic Institute
Series 2016
09/01/2034	5.000%	500,000	600,120
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
October 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2017
09/01/2037	5.000%	290,000	349,056
Revenue Bonds
Babson College
Series 2017
10/01/2032	5.000%	885,000	1,085,497
10/01/2033	5.000%	900,000	1,101,636
Bentley University
Series 2016
07/01/2035	4.000%	1,000,000	1,104,800
07/01/2036	4.000%	1,000,000	1,100,450
Boston University Issue
Series 2019DD (Mandatory Put 04/01/24)
10/01/2042	5.000%	1,000,000	1,140,250
Brandeis University
Series 2019S-2
10/01/2033	5.000%	1,150,000	1,470,447
Merrimack College
Series 2012A
07/01/2027	5.000%	1,075,000	1,163,462
Simmons College
Series 2013J
10/01/2024	5.250%	500,000	568,575
10/01/2025	5.500%	450,000	515,448
Worcester Polytechnic Institute
Series 2019
09/01/2038	5.000%	865,000	1,072,453
Massachusetts Health & Educational Facilities Authority
Refunding Revenue Bonds
Berklee College of Music
Series 2007
10/01/2032	5.000%	170,000	170,517
Revenue Bonds
Boston College
Series 2008M-1
06/01/2024	5.500%	3,000,000	3,577,740
Massachusetts Institute of Technology
Series 2002K
07/01/2022	5.500%	1,000,000	1,114,280
Northeastern University
Series 2008T-1
10/01/2028	5.000%	1,000,000	1,101,020
Series 2008T-2
10/01/2029	5.000%	4,045,000	4,446,304
Massachusetts State College Building Authority
Unrefunded Revenue Bonds
Series 2012A
05/01/2029	5.000%	1,510,000	1,640,736
Total			47,060,469
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Hospital 19.5%
Massachusetts Development Finance Agency
Refunding Revenue Bonds
Caregroup
Series 2015H-1
07/01/2030	5.000%	1,170,000	1,372,188
Series 2016I
07/01/2033	5.000%	3,000,000	3,567,840
Lahey Clinic Obligation
Series 2015F
08/15/2031	5.000%	3,000,000	3,519,120
08/15/2034	5.000%	2,250,000	2,623,320
Partners HealthCare System
Series 2015
07/01/2032	5.000%	2,795,000	3,310,482
Series 2016
07/01/2031	5.000%	3,000,000	3,646,710
Series 2019A (AGM)
07/01/2034	5.000%	1,200,000	1,458,840
Series 2019O
12/01/2035	5.000%	175,000	221,420
UMass Memorial Healthcare
Series 2016I
07/01/2030	5.000%	2,295,000	2,722,788
Series 2017
07/01/2031	5.000%	1,000,000	1,201,290
Revenue Bonds
Baystate Medical Center
Series 2014N
07/01/2028	5.000%	1,000,000	1,146,340
07/01/2034	5.000%	1,500,000	1,698,015
Berkshire Health System
Series 2012G
10/01/2026	5.000%	1,200,000	1,285,824
CareGroup
Series 2018J1
07/01/2036	5.000%	985,000	1,199,553
07/01/2037	5.000%	1,035,000	1,254,275
Children’s Hospital
Series 2014P
10/01/2031	5.000%	1,200,000	1,395,780
Milford Regional Medical Center
Series 2014F
07/15/2026	5.000%	315,000	341,183
Southcoast Health System Obligation Group
Series 2013
07/01/2027	5.000%	1,050,000	1,172,997

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
October 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
UMass Memorial Healthcare
Series 2011H
07/01/2026	5.125%	2,000,000	2,117,180
Unrefunded Revenue Bonds
Boston Medical Center
Series 2012
07/01/2027	5.250%	1,850,000	2,016,703
Massachusetts Health & Educational Facilities Authority
Revenue Bonds
Milford Regional Medical Center
Series 2007E
07/15/2022	5.000%	945,000	952,768
Partners HealthCare System
Series 2010J-2
07/01/2022	5.000%	5,000,000	5,057,700
Total			43,282,316
Joint Power Authority 2.0%
Berkshire Wind Power Cooperative Corp.
Refunding Revenue Bonds
Berkshire Wind Project
Series 2017
07/01/2029	5.000%	1,000,000	1,229,360
Massachusetts Clean Energy Cooperative Corp.
Revenue Bonds
Municipal Lighting Plant Cooperative
Series 2013
07/01/2027	5.000%	2,720,000	3,085,214
Total			4,314,574
Multi-Family 1.7%
Massachusetts Development Finance Agency
Revenue Bonds
UMass Boston Student Housing Project
Series 2016
10/01/2033	5.000%	1,235,000	1,428,784
10/01/2034	5.000%	2,000,000	2,309,280
Total			3,738,064
Other Bond Issue 8.5%
Boston Housing Authority
Revenue Bonds
Capital Fund Program
Series 2008 (AGM)
04/01/2023	5.000%	1,855,000	1,860,361
04/01/2024	5.000%	3,240,000	3,249,364
Martha’s Vineyard Land Bank
Refunding Revenue Bonds
Green Bonds
Series 2014
05/01/2029	5.000%	1,000,000	1,177,720
05/01/2031	5.000%	1,000,000	1,168,770
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2017 (BAM)
05/01/2034	5.000%	500,000	606,960
05/01/2035	5.000%	500,000	605,935
Massachusetts Development Finance Agency
Refunding Revenue Bonds
Broad Institute
Series 2017
04/01/2034	5.000%	2,500,000	3,095,975
04/01/2035	5.000%	2,350,000	2,903,213
Metropolitan Boston Transit Parking Corp.
Revenue Bonds
Series 2011
07/01/2025	5.000%	3,210,000	3,408,506
07/01/2027	5.000%	775,000	822,531
Total			18,899,335
Pool / Bond Bank 1.2%
Massachusetts Clean Water Trust (The)
Revenue Bonds
Green Bond
Series 2019
08/01/2038	5.000%	2,000,000	2,538,640
Prep School 0.5%
Massachusetts Development Finance Agency
Refunding Revenue Bonds
Dexter Southfield
Series 2015
05/01/2030	5.000%	1,035,000	1,197,267
Refunded / Escrowed 8.1%
Berkshire Wind Power Cooperative Corp.
Prerefunded 01/01/20 Revenue Bonds
Series 2010-1
07/01/2024	5.250%	1,785,000	1,796,388
Massachusetts Development Finance Agency
Prerefunded 07/01/20 Revenue Bonds
Foxborough Regional Charter School
Series 2010A
07/01/2030	6.375%	2,325,000	2,402,841
Prerefunded 07/01/22 Revenue Bonds
Boston Medical Center
Series 2012
07/01/2027	5.250%	1,845,000	2,038,873
Massachusetts State College Building Authority
Prerefunded 05/01/22 Revenue Bonds
State Intercept
Series 2012A
05/01/2029	5.000%	1,490,000	1,631,669

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
October 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts State College Building Authority(d)
Revenue Bonds
Capital Appreciation
Series 1999A Escrowed to Maturity (NPFGC)
05/01/2028	0.000%	4,000,000	3,415,200
Massachusetts Water Resources Authority
Prerefunded 08/01/22 Revenue Bonds
Series 2012B
08/01/2028	5.000%	5,000,000	5,515,150
Puerto Rico Highway & Transportation Authority(e)
Refunding Revenue Bonds
Series 2005BB Escrowed to Maturity (AGM)
07/01/2022	5.250%	1,075,000	1,186,467
Total			17,986,588
Retirement Communities 2.7%
Massachusetts Development Finance Agency
Refunding Revenue Bonds
1st Mortgage-Berkshire Retirement Community
Series 2015
07/01/2031	5.000%	1,250,000	1,431,187
Orchard Cove, Inc.
Series 2019
10/01/2039	4.000%	985,000	1,042,642
10/01/2039	5.000%	250,000	283,303
Massachusetts Development Finance Agency(f)
Refunding Revenue Bonds
Newbridge Charles, Inc.
Series 2017
10/01/2032	4.000%	1,500,000	1,602,690
Revenue Bonds
Linden Ponds, Inc. Facility
Series 2018
11/15/2033	5.000%	1,500,000	1,712,745
Total			6,072,567
Sales Tax 9.1%
Massachusetts Bay Transportation Authority(d)
Refunding Revenue Bonds
Series 2016A
07/01/2029	0.000%	3,000,000	2,467,440
07/01/2032	0.000%	5,105,000	3,807,462
Massachusetts Bay Transportation Authority
Revenue Bonds
Series 2005B (NPFGC)
07/01/2023	5.500%	2,890,000	3,338,702
Series 2006A
07/01/2022	5.250%	3,500,000	3,876,145
Series 2008B
07/01/2023	5.000%	910,000	1,035,043
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts School Building Authority
Revenue Bonds
Series 2011B
10/15/2027	5.000%	4,000,000	4,294,320
Subordinated Series 2019A
02/15/2029	5.000%	1,000,000	1,293,570
Total			20,112,682
State Appropriated 0.4%
Massachusetts Development Finance Agency
Revenue Bonds
Visual & Performing Arts Project
Series 2000
08/01/2021	6.000%	925,000	973,572
State General Obligation 9.0%
Commonwealth of Massachusetts
Limited General Obligation Bonds
Series 2016I
12/01/2030	5.000%	3,000,000	3,678,840
Series 2019G
09/01/2036	4.000%	2,000,000	2,322,920
Limited General Obligation Refunding Bonds
Series 2003D (NPFGC)
10/01/2020	5.500%	2,500,000	2,599,350
Series 2004B
08/01/2020	5.250%	3,000,000	3,091,890
Series 2006B (AGM)
09/01/2022	5.250%	2,000,000	2,227,360
Unlimited General Obligation Refunding Bonds
Series 2004C (AMBAC)
12/01/2024	5.500%	5,000,000	6,050,250
Total			19,970,610
Student Loan 2.1%
Massachusetts Educational Financing Authority
Revenue Bonds
Issue I
Series 2010A
01/01/2022	5.500%	4,625,000	4,658,901
Turnpike / Bridge / Toll Road 2.1%
Massachusetts Transportation Trust Fund Metropolitan Highway System
Refunding Revenue Bonds
Series 2019A
01/01/2035	5.000%	2,000,000	2,483,920
Revenue Bonds
Series 2010B
01/01/2022	5.000%	2,180,000	2,193,233
Total			4,677,153

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
October 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Water & Sewer 2.9%
Massachusetts Water Resources Authority
Refunding Revenue Bonds
General
Series 2007B (AGM / TCRS)
08/01/2023	5.250%	5,500,000	6,318,125
Total Municipal Bonds (Cost $201,913,544)			215,474,117

Money Market Funds 1.8%
	Shares	Value ($)
Dreyfus AMT-Free Tax Exempt Cash Management Fund, Institutional Shares, 1.068%(g)	121,543	121,555
JPMorgan Institutional Tax Free Money Market Fund, Institutional Shares, 1.045%(g)	3,946,462	3,946,462
Total Money Market Funds (Cost $4,068,005)		4,068,017
Total Investments in Securities (Cost: $206,081,549)		219,642,134
Other Assets & Liabilities, Net		2,026,411
Net Assets		221,668,545
Notes to Portfolio of Investments
(a)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(b)	Represents a variable rate security where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate. The interest rate shown was the current rate as of October 31, 2019.
(c)	Income from this security may be subject to alternative minimum tax.
(d)	Zero coupon bond.
(e)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At October 31, 2019, the total value of these securities amounted to $1,186,467, which represents 0.54% of total net assets.
(f)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At October 31, 2019, the total value of these securities amounted to $3,315,435, which represents 1.50% of total net assets.
(g)	The rate shown is the seven-day current annualized yield at October 31, 2019.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
AMBAC	Ambac Assurance Corporation
AMT	Alternative Minimum Tax
BAM	Build America Mutual Assurance Co.
NPFGC	National Public Finance Guarantee Corporation
TCRS	Transferable Custody Receipts
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
October 31, 2019
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Floating Rate Notes	—	100,000	—	100,000
Municipal Bonds	—	215,474,117	—	215,474,117
Money Market Funds	4,068,017	—	—	4,068,017
Total Investments in Securities	4,068,017	215,574,117	—	219,642,134
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2019	13

Statement of Assets and Liabilities
October 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $206,081,549)	$219,642,134
Cash	207
Receivable for:
Capital shares sold	381,806
Interest	2,330,846
Expense reimbursement due from Investment Manager	714
Prepaid expenses	1,141
Trustees’ deferred compensation plan	79,456
Total assets	222,436,304
Liabilities
Payable for:
Capital shares purchased	121,108
Distributions to shareholders	522,649
Management services fees	2,840
Distribution and/or service fees	282
Transfer agent fees	23,026
Compensation of board members	174
Compensation of chief compliance officer	7
Other expenses	18,217
Trustees’ deferred compensation plan	79,456
Total liabilities	767,759
Net assets applicable to outstanding capital stock	$221,668,545
Represented by
Paid in capital	207,931,034
Total distributable earnings (loss)	13,737,511
Total - representing net assets applicable to outstanding capital stock	$221,668,545
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2019

Statement of Assets and Liabilities  (continued)
October 31, 2019
Class A
Net assets	$23,968,201
Shares outstanding	2,251,455
Net asset value per share	$10.65
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.98
Advisor Class
Net assets	$3,187,846
Shares outstanding	299,685
Net asset value per share	$10.64
Class C
Net assets	$3,472,314
Shares outstanding	326,275
Net asset value per share	$10.64
Institutional Class
Net assets	$177,665,332
Shares outstanding	16,688,260
Net asset value per share	$10.65
Institutional 2 Class
Net assets	$408,103
Shares outstanding	38,266
Net asset value per share	$10.66
Institutional 3 Class
Net assets	$127,641
Shares outstanding	11,932
Net asset value per share	$10.70
Class V
Net assets	$12,839,108
Shares outstanding	1,206,013
Net asset value per share	$10.65
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$11.18
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2019	15

Statement of Operations
Year Ended October 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$14,290
Interest	7,658,715
Total income	7,673,005
Expenses:
Management services fees	1,013,279
Distribution and/or service fees
Class A	50,610
Class C	46,992
Class V	23,378
Transfer agent fees
Class A	26,476
Advisor Class	3,792
Class C	6,167
Institutional Class	224,817
Institutional 2 Class	174
Institutional 3 Class	23
Class V	20,418
Compensation of board members	16,654
Custodian fees	2,888
Printing and postage fees	15,461
Registration fees	24,283
Audit fees	29,500
Legal fees	4,569
Compensation of chief compliance officer	83
Other	16,561
Total expenses	1,526,125
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(212,620)
Fees waived by distributor
Class C	(14,098)
Expense reduction	(100)
Total net expenses	1,299,307
Net investment income	6,373,698
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	135,560
Net realized gain	135,560
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	10,274,380
Net change in unrealized appreciation (depreciation)	10,274,380
Net realized and unrealized gain	10,409,940
Net increase in net assets resulting from operations	$16,783,638
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations
Net investment income	$6,373,698	$6,688,021
Net realized gain	135,560	582,828
Net change in unrealized appreciation (depreciation)	10,274,380	(9,999,853)
Net increase (decrease) in net assets resulting from operations	16,783,638	(2,729,004)
Distributions to shareholders
Net investment income and net realized gains
Class A	(605,638)	(558,316)
Advisor Class	(94,143)	(106,828)
Class C	(124,550)	(172,616)
Institutional Class	(5,585,067)	(5,891,505)
Institutional 2 Class	(7,633)	(934)
Institutional 3 Class	(3,827)	(3,609)
Class V	(486,871)	(523,157)
Total distributions to shareholders	(6,907,729)	(7,256,965)
Increase (decrease) in net assets from capital stock activity	2,136,522	(27,093,837)
Total increase (decrease) in net assets	12,012,431	(37,079,806)
Net assets at beginning of year	209,656,114	246,735,920
Net assets at end of year	$221,668,545	$209,656,114
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2019	17

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	October 31, 2019		October 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	718,754	7,578,798	500,349	5,213,200
Distributions reinvested	53,157	556,718	47,911	496,982
Redemptions	(393,920)	(4,102,662)	(418,129)	(4,355,849)
Net increase	377,991	4,032,854	130,131	1,354,333
Advisor Class
Subscriptions	95,742	995,390	87,025	910,046
Distributions reinvested	8,966	93,827	10,267	106,519
Redemptions	(57,794)	(600,647)	(174,557)	(1,805,001)
Net increase (decrease)	46,914	488,570	(77,265)	(788,436)
Class C
Subscriptions	51,432	533,573	53,992	560,075
Distributions reinvested	10,287	107,255	14,868	154,359
Redemptions	(304,166)	(3,186,747)	(203,772)	(2,115,397)
Net decrease	(242,447)	(2,545,919)	(134,912)	(1,400,963)
Institutional Class
Subscriptions	2,953,295	30,814,296	1,588,845	16,553,186
Distributions reinvested	37,995	397,613	42,231	438,449
Redemptions	(2,660,096)	(27,672,739)	(4,034,022)	(41,913,720)
Net increase (decrease)	331,194	3,539,170	(2,402,946)	(24,922,085)
Institutional 2 Class
Subscriptions	33,721	352,716	9,882	102,486
Distributions reinvested	689	7,317	61	626
Redemptions	(145)	(1,538)	(6,849)	(70,019)
Net increase	34,265	358,495	3,094	33,093
Institutional 3 Class
Subscriptions	1,073	11,497	—	—
Distributions reinvested	332	3,492	315	3,281
Redemptions	(41)	(429)	(36)	(368)
Net increase	1,364	14,560	279	2,913
Class V
Subscriptions	30,690	320,390	28,728	298,059
Distributions reinvested	23,185	242,624	25,076	260,262
Redemptions	(404,470)	(4,314,222)	(186,147)	(1,931,013)
Net decrease	(350,595)	(3,751,208)	(132,343)	(1,372,692)
Total net increase (decrease)	198,686	2,136,522	(2,613,962)	(27,093,837)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2019

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Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2019	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 10/31/2019	$10.17	0.29	0.51	0.80	(0.29)	(0.03)	(0.32)
Year Ended 10/31/2018	$10.62	0.28	(0.42)	(0.14)	(0.28)	(0.03)	(0.31)
Year Ended 10/31/2017	$10.88	0.29	(0.19)	0.10	(0.29)	(0.07)	(0.36)
Year Ended 10/31/2016	$10.93	0.31	(0.05)	0.26	(0.31)	(0.00)(e)	(0.31)
Year Ended 10/31/2015	$11.01	0.32	(0.08)	0.24	(0.32)	—	(0.32)
Advisor Class
Year Ended 10/31/2019	$10.16	0.31	0.51	0.82	(0.31)	(0.03)	(0.34)
Year Ended 10/31/2018	$10.61	0.31	(0.43)	(0.12)	(0.30)	(0.03)	(0.33)
Year Ended 10/31/2017	$10.87	0.32	(0.20)	0.12	(0.31)	(0.07)	(0.38)
Year Ended 10/31/2016	$10.92	0.33	(0.05)	0.28	(0.33)	(0.00)(e)	(0.33)
Year Ended 10/31/2015	$11.01	0.35	(0.09)	0.26	(0.35)	—	(0.35)
Class C
Year Ended 10/31/2019	$10.16	0.24	0.51	0.75	(0.24)	(0.03)	(0.27)
Year Ended 10/31/2018	$10.62	0.24	(0.44)	(0.20)	(0.23)	(0.03)	(0.26)
Year Ended 10/31/2017	$10.88	0.24	(0.19)	0.05	(0.24)	(0.07)	(0.31)
Year Ended 10/31/2016	$10.93	0.26	(0.05)	0.21	(0.26)	(0.00)(e)	(0.26)
Year Ended 10/31/2015	$11.01	0.27	(0.08)	0.19	(0.27)	—	(0.27)
Institutional Class
Year Ended 10/31/2019	$10.17	0.31	0.51	0.82	(0.31)	(0.03)	(0.34)
Year Ended 10/31/2018	$10.62	0.31	(0.43)	(0.12)	(0.30)	(0.03)	(0.33)
Year Ended 10/31/2017	$10.88	0.32	(0.20)	0.12	(0.31)	(0.07)	(0.38)
Year Ended 10/31/2016	$10.93	0.33	(0.05)	0.28	(0.33)	(0.00)(e)	(0.33)
Year Ended 10/31/2015	$11.02	0.35	(0.09)	0.26	(0.35)	—	(0.35)
Institutional 2 Class
Year Ended 10/31/2019	$10.18	0.32	0.51	0.83	(0.32)	(0.03)	(0.35)
Year Ended 10/31/2018	$10.64	0.31	(0.43)	(0.12)	(0.31)	(0.03)	(0.34)
Year Ended 10/31/2017	$10.90	0.32	(0.19)	0.13	(0.32)	(0.07)	(0.39)
Year Ended 10/31/2016(f)	$11.03	0.23	(0.13)	0.10	(0.23)	—	(0.23)
Institutional 3 Class
Year Ended 10/31/2019	$10.22	0.33	0.50	0.83	(0.32)	(0.03)	(0.35)
Year Ended 10/31/2018	$10.67	0.32	(0.42)	(0.10)	(0.32)	(0.03)	(0.35)
Year Ended 10/31/2017(h)	$10.56	0.22	0.11(i)	0.33	(0.22)	—	(0.22)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 10/31/2019	$10.65	7.92%	0.90%	0.80%(c)	2.75%	15%	$23,968
Year Ended 10/31/2018	$10.17	(1.36%)	0.90%	0.81%(c)	2.72%	13%	$19,046
Year Ended 10/31/2017	$10.62	0.95%	0.90%(d)	0.78%(c),(d)	2.74%	5%	$18,512
Year Ended 10/31/2016	$10.88	2.34%	0.96%	0.81%(c)	2.77%	16%	$27,398
Year Ended 10/31/2015	$10.93	2.21%	0.97%	0.81%(c)	2.93%	8%	$23,583
Advisor Class
Year Ended 10/31/2019	$10.64	8.19%	0.65%	0.55%(c)	3.00%	15%	$3,188
Year Ended 10/31/2018	$10.16	(1.12%)	0.65%	0.56%(c)	2.97%	13%	$2,568
Year Ended 10/31/2017	$10.61	1.20%	0.66%(d)	0.54%(c),(d)	2.98%	5%	$3,502
Year Ended 10/31/2016	$10.87	2.60%	0.71%	0.56%(c)	3.02%	16%	$3,804
Year Ended 10/31/2015	$10.92	2.38%	0.72%	0.56%(c)	3.19%	8%	$2,959
Class C
Year Ended 10/31/2019	$10.64	7.44%	1.65%	1.25%(c)	2.32%	15%	$3,472
Year Ended 10/31/2018	$10.16	(1.90%)	1.65%	1.26%(c)	2.27%	13%	$5,780
Year Ended 10/31/2017	$10.62	0.50%	1.66%(d)	1.24%(c),(d)	2.29%	5%	$7,470
Year Ended 10/31/2016	$10.88	1.88%	1.71%	1.26%(c)	2.32%	16%	$10,315
Year Ended 10/31/2015	$10.93	1.76%	1.72%	1.26%(c)	2.48%	8%	$9,790
Institutional Class
Year Ended 10/31/2019	$10.65	8.19%	0.65%	0.55%(c)	3.01%	15%	$177,665
Year Ended 10/31/2018	$10.17	(1.11%)	0.65%	0.56%(c)	2.97%	13%	$166,289
Year Ended 10/31/2017	$10.62	1.20%	0.66%(d)	0.54%(c),(d)	2.98%	5%	$199,199
Year Ended 10/31/2016	$10.88	2.60%	0.71%	0.56%(c)	3.03%	16%	$235,472
Year Ended 10/31/2015	$10.93	2.38%	0.72%	0.56%(c)	3.18%	8%	$235,129
Institutional 2 Class
Year Ended 10/31/2019	$10.66	8.25%	0.59%	0.49%	3.03%	15%	$408
Year Ended 10/31/2018	$10.18	(1.15%)	0.57%	0.50%	3.01%	13%	$41
Year Ended 10/31/2017	$10.64	1.28%	0.56%(d)	0.47%(d)	3.05%	5%	$10
Year Ended 10/31/2016(f)	$10.90	0.86%	0.59%(g)	0.47%(g)	3.07%(g)	16%	$10
Institutional 3 Class
Year Ended 10/31/2019	$10.70	8.28%	0.54%	0.44%	3.12%	15%	$128
Year Ended 10/31/2018	$10.22	(0.99%)	0.54%	0.45%	3.08%	13%	$108
Year Ended 10/31/2017(h)	$10.67	3.10%	0.55%(g)	0.45%(g)	3.21%(g)	5%	$110
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2019	21

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class V
Year Ended 10/31/2019	$10.17	0.30	0.51	0.81	(0.30)	(0.03)	(0.33)
Year Ended 10/31/2018	$10.62	0.29	(0.42)	(0.13)	(0.29)	(0.03)	(0.32)
Year Ended 10/31/2017	$10.88	0.30	(0.19)	0.11	(0.30)	(0.07)	(0.37)
Year Ended 10/31/2016	$10.93	0.32	(0.05)	0.27	(0.32)	(0.00)(e)	(0.32)
Year Ended 10/31/2015	$11.02	0.33	(0.09)	0.24	(0.33)	—	(0.33)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Class V
10/31/2017	0.03%	0.02%	0.02%	0.02%	0.02%	0.02%

(e)	Rounds to zero.
(f)	Institutional 2 Class shares commenced operations on March 1, 2016. Per share data and total return reflect activity from that date.
(g)	Annualized.
(h)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(i)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class V
Year Ended 10/31/2019	$10.65	8.03%	0.80%	0.70%(c)	2.86%	15%	$12,839
Year Ended 10/31/2018	$10.17	(1.26%)	0.80%	0.71%(c)	2.82%	13%	$15,825
Year Ended 10/31/2017	$10.62	1.05%	0.81%(d)	0.69%(c),(d)	2.83%	5%	$17,934
Year Ended 10/31/2016	$10.88	2.45%	0.86%	0.71%(c)	2.88%	16%	$18,697
Year Ended 10/31/2015	$10.93	2.22%	0.87%	0.71%(c)	3.03%	8%	$19,185
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2019	23

Notes to Financial Statements
October 31, 2019
Note 1. Organization
Columbia Massachusetts Intermediate Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class are available through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Class C shares automatically convert to Class A shares after 10 years. Class V shares are available only to investors who received (and who continuously held) Class V shares in connection with previous fund reorganizations.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
24	Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
October 31, 2019
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
October 31, 2019
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.47% to 0.31% as the Fund’s net assets increase. The effective management services fee rate for the year ended October 31, 2019 was 0.47% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
26	Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
October 31, 2019
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended October 31, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class C	0.13
Institutional Class	0.13
Institutional 2 Class	0.07
Institutional 3 Class	0.02
Class V	0.13
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2019, these minimum account balance fees reduced total expenses of the Fund by $100.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class C shares of the Fund.
The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.15% of the Fund’s average daily net assets attributable to Class V shares.
Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
October 31, 2019
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended October 31, 2019, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.75(a)	3,490
Class C	—	1.00(b)	354
Class V	4.75	0.50 - 1.00(c)	—

(a)	This charge is imposed on certain investments of $500,000 or more if redeemed within 12 months after purchase.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
(c)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	March 1, 2019 through February 29, 2020	Prior to March 1, 2019
Class A	0.81%	0.81%
Advisor Class	0.56	0.56
Class C	1.56	1.56
Institutional Class	0.56	0.56
Institutional 2 Class	0.49	0.50
Institutional 3 Class	0.44	0.45
Class V	0.71	0.71
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
28	Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
October 31, 2019
At October 31, 2019, these differences were primarily due to differing treatment for trustees’ deferred compensation, distributions, and principal and/or interest of fixed income securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made.
The tax character of distributions paid during the years indicated was as follows:
Year Ended October 31, 2019				Year Ended October 31, 2018
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
36	6,329,722	577,971	6,907,729	—	6,662,361	594,604	7,256,965
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At October 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
294	584,308	115,207	—	13,639,807
At October 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
206,002,327	13,678,924	(39,117)	13,639,807
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $31,031,812 and $31,318,967, respectively, for the year ended October 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended October 31, 2019.
Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2019	29

Notes to Financial Statements  (continued)
October 31, 2019
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended October 31, 2019.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Geographic concentration risk
Because the Fund invests substantially in municipal securities issued by the state identified in the Fund’s name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state’s financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
30	Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
October 31, 2019
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At October 31, 2019, one unaffiliated shareholder of record owned 76.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2019	31

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Massachusetts Intermediate Municipal Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Massachusetts Intermediate Municipal Bond Fund (one of the funds constituting Columbia Funds Series Trust I, hereafter referred to as the "Fund") as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
32	Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2019

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Capital gain dividend	Exempt- interest dividends
$142,029	99.99%
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	71	Director, EQT Corporation (natural gas producer)
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	71	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2019	33

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	71	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	71	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	71	Director, Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	71	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2009-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	71	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
34	Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Consultants to the Independent Trustees*  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio (an investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	71	Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	71	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton, Ms. Darragh and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2019	35

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
36	Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2019

 Board Consideration and Approval of Management
Agreement
On June 12, 2019, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Massachusetts Intermediate Municipal Bond Fund (the Fund) (formerly, Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 5, 2019, April 25, 2019 and June 11, 2019 and at Board meetings held on March 6, 2019 and June 12, 2019. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 11, 2019, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 12, 2019, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through February 29, 2020 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2019	37

Board Consideration and Approval of Management
Agreement  (continued)

•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with funds using an investment strategy similar to that used by the Investment Manager for the Fund. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to support continuation of the Management Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2018, the Fund’s performance was in the seventy-first, sixty-third and forty-sixth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
38	Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2019

Board Consideration and Approval of Management
Agreement  (continued)

The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
Investment Management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2018, the Fund’s actual management fee and net total expense ratio were ranked in the third and second quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, and the efforts undertaken by the Investment Manager and its affiliates to manage efficiently their costs to provide such services.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2018 to profitability levels realized in 2017. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2019	39

Board Consideration and Approval of Management
Agreement  (continued)

Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
40	Columbia Massachusetts Intermediate Municipal Bond Fund | Annual Report 2019

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Columbia Massachusetts Intermediate Municipal Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN191_10_J01_(12/19)

Annual Report
October 31, 2019
Columbia Strategic New York Municipal Income Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Strategic New York Municipal Income Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Strategic New York Municipal Income Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund seeks total return, with a focus on income exempt from federal income tax and New York individual income tax and capital appreciation.
Portfolio management
Douglas White, CFA
Lead Portfolio Manager
Managed Fund since 2018
Catherine Stienstra
Portfolio Manager
Managed Fund since 2010
Anders Myhran, CFA
Portfolio Manager
Managed Fund since 2016
Average annual total returns (%) (for the period ended October 31, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	09/26/86	9.37	3.53	4.57
	Including sales charges		6.10	2.91	4.26
Advisor Class*		03/19/13	9.66	3.79	4.75
Class C	Excluding sales charges	08/01/97	9.04	3.07	4.10
	Including sales charges		8.04	3.07	4.10
Institutional Class*		09/01/11	9.80	3.79	4.79
Institutional 2 Class*		11/08/12	9.84	3.81	4.77
Institutional 3 Class*		03/01/17	9.71	3.70	4.66
Bloomberg Barclays New York Municipal Bond Index			9.09	3.38	4.23
Bloomberg Barclays Municipal Bond Index			9.42	3.55	4.40
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays New York Municipal Bond Index is a subset of the Barclays Municipal Bond Index consisting solely of bonds issued by obligors located in the state of New York.
The Bloomberg Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Strategic New York Municipal Income Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (October 31, 2009 — October 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Strategic New York Municipal Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at October 31, 2019)
AAA rating	2.2
AA rating	44.8
A rating	33.2
BBB rating	13.0
BB rating	0.8
Not rated	6.0
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
4	Columbia Strategic New York Municipal Income Fund | Annual Report 2019

Manager Discussion of Fund Performance
During the 12-month period that ended October 31, 2019, the Fund’s Class A shares returned 9.37% excluding sales charges. The Fund’s Institutional Class shares returned 9.80%. During the same time period, the Fund’s benchmark, the Bloomberg Barclays New York Municipal Bond Index, returned 9.09%, and the broader Bloomberg Barclays Municipal Bond Index returned 9.42%. The Fund outperformed its primary benchmark largely due to our emphasis on long maturities and our decision to keep duration (interest-rate sensitivity) above that of the benchmark.
Market overview
Municipal bonds generated healthy gains in the past 12 months, with nearly double-digit returns for both New York and the nation as a whole. After experiencing poor performance throughout most of 2018, municipals began to rebound in early November 2018, thanks to the combination of slowing global growth, volatility in higher risk assets, and expectations that the U.S. Federal Reserve (Fed) would adopt a more accommodative stance. In addition, various geopolitical factors, including the U.S-China trade dispute, Brexit negotiations, and the U.S. government shutdown, fueled a “flight to quality” into bonds.
The rally persisted into the New Year, leading to the largest first-quarter gain for the tax-exempt market since 2014. The first quarter of 2019 was also the sixth-best for municipals in the past 30 years, due in part to the backdrop of slow global growth and the increasingly accommodative policies of the world’s major central banks. Supply-and-demand factors were highly favorable, as well. Municipal bond mutual funds experienced record inflows, fueled by strong demand resulting from the cap on state and local tax deductions in the Tax Cuts and Jobs Act of 2017. At the same time, new-issue supply was limited. Trends in the U.S. Treasury market were also supportive, as yields fell in anticipation of a more accommodative Fed. These developments propelled municipals higher through the spring and summer.
In early September 2019, however, the typical seasonal increase in supply — which was exacerbated by historically low costs for issuers — caused the rally to stall. Municipals suffered their first month of negative returns in 2019 as a result. The market continued to trade in an uneven fashion through the end of October 2019, as the Fed indicated that additional rate cuts would be dependent on incoming economic data.
New York municipal bonds experienced modest underperformance
New York tax-exempt bonds underperformed the national benchmark during the 12 months that ended October 31, 2019. The state’s market was dominated by a handful of higher quality issuers, which weighed on relative performance at a time in which mid- to lower quality issues generally outperformed.
New York’s economy continued to benefit from the record U.S. expansion and the concurrent gains in the financial markets. New York City, in particular, was helped by the market’s robust performance, but financial sector employment remained below the peak levels achieved prior to the 2008-2009 recession. While overall job growth has been steady, the state’s unemployment rate exceeded the national average. This marked a notable difference compared to other expansionary periods.
Contributors and detractors
The Fund outperformed its benchmark largely due to our emphasis on long maturities and our decision to keep duration (interest-rate sensitivity) above that of the benchmark. This strategy helped the Fund capitalize on both falling yields and the relative strength of longer term bonds.
The main contributors to performance included an overweight in bonds with maturities of 17 years and above, as well as an underweight in the two- to eight-year range. Security selection in the 17- to 30-year area also contributed. With respect to credit tiers, the Fund benefited from overweights in A and BBB rated issues and selection among AA, A and non-rated securities. Selection in local general obligations (GOs) and special-tax issues, as well as in the transportation and housing sectors, further contributed.
The primary detractors included overweights in one- to two-year maturities and selection in the eight- to 17-year range. Selection in AAA and BBB rated bonds also pressured results, as did selection in the leasing sector and an underweight in special-tax issues. The combination of an overweight and selection in pre-refunded bonds was an additional detractor from relative performance. The Fund used U.S. Treasury futures for the purpose of duration management, which also detracted modestly.
Columbia Strategic New York Municipal Income Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
Fund positioning
The U.S. domestic economy appeared to be showing signs of continued expansion near the end of the period, causing the prior rally in municipals to stall. Tax-revenue growth in most states — New York included — also began to slow somewhat in this time, and housing prices in Manhattan and elsewhere started to soften. Although inflation appeared to remain in check, there were some indications of an increase in future expectations. In our view, these trends suggested that economy may be at a crossroads between a potential slowdown or recession on one hand, and continued moderate growth on the other.
Our general strategy over the past 12 months was to focus on longer maturities and higher quality issues, but with a selective approach to finding opportunities in lower quality debt. Due to strong inflows into municipal bond mutual funds, and high-yield funds in particular, we were able to take advantage of the demand for lower quality securities by selling holdings in the airports, education and industrial-development sectors. We redeployed the proceeds into higher quality positions across a variety of sectors, including local GO debt, multifamily housing, tax-backed and water & sewer. With the economy slowing, we saw a larger probability of widening yield spreads for lower quality bonds.
The Fund’s duration was above the benchmark at the end of October 2019, as the probability of declining interest rates had increased. This strategy represented a modest change from the previous fiscal year, during which we held a more defensive duration positioning due to the stronger domestic economy and a greater risk of higher interest rates.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a Fund that invests more broadly. The value of the Fund’s portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Strategic New York Municipal Income Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
May 1, 2019 — October 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,038.70	1,021.17	4.11	4.08	0.80
Advisor Class	1,000.00	1,000.00	1,040.10	1,022.43	2.83	2.80	0.55
Class C	1,000.00	1,000.00	1,036.40	1,018.90	6.42	6.36	1.25
Institutional Class	1,000.00	1,000.00	1,040.00	1,022.43	2.83	2.80	0.55
Institutional 2 Class	1,000.00	1,000.00	1,040.20	1,022.53	2.73	2.70	0.53
Institutional 3 Class	1,000.00	1,000.00	1,040.30	1,022.74	2.52	2.50	0.49
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Strategic New York Municipal Income Fund | Annual Report 2019	7

Portfolio of Investments
October 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Floating Rate Notes 0.4%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Variable Rate Demand Notes 0.4%
Syracuse Industrial Development Agency(a),(b)
Revenue Bonds
Syracuse University
Series 2008A-2 (JPMorgan Chase Bank)
12/01/2037	1.300%	200,000	200,000
Triborough Bridge & Tunnel Authority(a),(b)
Refunding Revenue Bonds
General
Subordinated Series 2018-B-3 (State Street Bank and Trust Co.)
01/01/2032	1.290%	500,000	500,000
Total			700,000
Total Floating Rate Notes (Cost $700,000)			700,000

Municipal Bonds 98.4%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Air Transportation 3.3%
New York City Industrial Development Agency(c)
Refunding Revenue Bonds
Trips Obligated Group
Series 2012A AMT
07/01/2028	5.000%	2,000,000	2,154,680
New York Transportation Development Corp.(c)
Revenue Bonds
Delta Air Lines, Inc., LaGuardia
Series 2018 AMT
01/01/2036	5.000%	2,000,000	2,372,980
Port Authority of New York & New Jersey
Revenue Bonds
JFK International Air Terminal
Series 2010
12/01/2042	6.000%	2,000,000	2,095,140
Total			6,622,800
Airport 0.8%
New York Transportation Development Corp.(c)
Revenue Bonds
LaGuardia Airport Terminal B Redevelopment Project
Series 2016 AMT
07/01/2046	4.000%	1,000,000	1,048,890
Niagara Frontier Transportation Authority(c)
Refunding Revenue Bonds
Buffalo Niagara International Airport
Series 2019 AMT
04/01/2039	5.000%	525,000	630,898
Total			1,679,788
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Charter Schools 1.4%
Build NYC Resource Corp.
Revenue Bonds
Bronx Charter School for Excellence
Series 2013
04/01/2033	5.000%	1,000,000	1,076,530
International Leadership Charter School
Series 2013
07/01/2033	5.750%	1,500,000	1,512,645
Build NYC Resource Corp.(d)
Revenue Bonds
International Leadership Charter School
Series 2016
07/01/2046	6.250%	265,000	268,856
Total			2,858,031
Health Services 0.9%
New York State Dormitory Authority
Refunding Revenue Bonds
Icahn School of Medicine at Mount Sinai
Series 2015
07/01/2040	5.000%	1,500,000	1,718,640
Higher Education 7.9%
Build NYC Resource Corp.
Refunding Revenue Bonds
City University of New York-Queens
Series 2014A
06/01/2043	5.000%	1,000,000	1,133,180
Manhattan College Project
Series 2017
08/01/2042	4.000%	750,000	811,523
Dutchess County Local Development Corp.
Refunding Revenue Bonds
Culinary Institute of America (The)
Series 2018
07/01/2033	5.000%	230,000	279,420
07/01/2034	5.000%	500,000	606,465
New York State Dormitory Authority
Refunding Revenue Bonds
Fordham University
Series 2017
07/01/2035	4.000%	1,000,000	1,126,700
New School
Series 2015A
07/01/2050	5.000%	1,500,000	1,701,810
Pratt Institute
Series 2015A
07/01/2044	5.000%	1,000,000	1,124,530
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Strategic New York Municipal Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
October 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
St. John’s University
Series 2015A
07/01/2037	5.000%	1,000,000	1,160,980
Teacher’s College
Series 2017
07/01/2033	4.000%	500,000	564,080
Revenue Bonds
Columbia University
10/01/2047	5.000%	1,000,000	1,547,880
Manhattan Marymount College
Series 2009
07/01/2029	5.250%	500,000	509,245
New York University
Series 2019A
07/01/2042	5.000%	1,000,000	1,259,170
Rochester Institute of Technology
Series 2019
07/01/2049	5.000%	1,250,000	1,524,112
St. John’s University
Series 2007C (NPFGC)
07/01/2026	5.250%	1,205,000	1,488,368
State University Dormitory Facilities
Series 2011A
07/01/2031	5.000%	1,000,000	1,058,440
Total			15,895,903
Hospital 10.9%
Buffalo & Erie County Industrial Land Development Corp.
Revenue Bonds
Catholic Health System
Series 2015
07/01/2040	5.000%	1,000,000	1,144,040
Build NYC Resource Corp.
Refunding Revenue Bonds
New York Methodist Hospital Project
Series 2014
07/01/2029	5.000%	225,000	255,816
07/01/2030	5.000%	180,000	203,848
Monroe County Industrial Development Corp.
Refunding Revenue Bonds
University of Rochester Project
Series 2017
07/01/2037	4.000%	500,000	560,540
Revenue Bonds
Unity Hospital-Rochester Project
Series 2010 (FHA)
08/15/2035	5.750%	2,000,000	2,118,540
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Nassau County Local Economic Assistance Corp.
Revenue Bonds
Catholic Health Services-Long Island
Series 2014
07/01/2032	5.000%	750,000	837,563
New York State Dormitory Authority
Refunding Revenue Bonds
Catholic Health System Obligation Group
Series 2019
07/01/2040	4.000%	350,000	388,378
07/01/2041	5.000%	695,000	848,282
Memorial Sloan-Kettering Cancer Center
Series 2017
07/01/2047	4.000%	500,000	559,720
Montefiore Obligation Group
Series 2018
08/01/2035	5.000%	350,000	424,540
North Shore - Long Island Jewish Obligation Group
Series 2015A
05/01/2037	5.000%	2,000,000	2,334,440
NYU Hospitals Center
Series 2014
07/01/2036	5.000%	1,000,000	1,144,740
Series 2016
07/01/2040	4.000%	1,000,000	1,093,880
Revenue Bonds
Mount Sinai Hospital
Series 2011A
07/01/2041	5.000%	2,000,000	2,108,760
Unrefunded Revenue Bonds
University of Rochester
Series 2009
07/01/2039	5.125%	130,000	130,365
New York State Dormitory Authority(d)
Refunding Revenue Bonds
Orange Regional Medical Center
Series 2017
12/01/2037	5.000%	400,000	466,844
New York State Dormitory Authority(e)
Revenue Bonds
Memorial Sloan Kettering Cancer Center
Series 2019
07/01/2039	5.000%	2,325,000	2,918,479
Suffolk County Economic Development Corp.
Unrefunded Revenue Bonds
Catholic Health Services
Series 2011
07/01/2028	5.000%	2,990,000	3,167,456

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic New York Municipal Income Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
October 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Westchester County Healthcare Corp.
Unrefunded Revenue Bonds
Senior Lien
Series 2010C-2
11/01/2037	6.125%	205,000	214,369
Westchester County Local Development Corp.
Refunding Revenue Bonds
Westchester Medical Center
Series 2016
11/01/2037	3.750%	1,000,000	1,038,280
Total			21,958,880
Human Service Provider 0.4%
Dutchess County Local Development Corp.
Revenue Bonds
Anderson Center Services, Inc. Project
Series 2010
10/01/2030	6.000%	800,000	824,456
Independent Power 0.3%
Suffolk County Industrial Development Agency(c)
Revenue Bonds
Nissequogue Cogen Partners Facility
Series 1998 AMT
01/01/2023	5.500%	520,000	524,987
Local Appropriation 0.6%
Suffolk County Judicial Facilities Agency
Revenue Bonds
H. Lee Dennison Building
Series 2013
11/01/2025	5.000%	1,000,000	1,115,570
Local General Obligation 12.8%
City of New York
Unlimited General Obligation Bonds
Fiscal 2020
Series 2019B-1
10/01/2039	5.000%	1,000,000	1,255,310
Series 2016B1
12/01/2032	5.000%	500,000	607,060
Series 2017B-1
10/01/2041	4.000%	1,000,000	1,112,120
Subordinated Series 2018F-1
04/01/2043	5.000%	4,000,000	4,842,080
Subordinated Series 2019A-1
08/01/2041	5.000%	3,000,000	3,733,650
08/01/2042	4.000%	3,000,000	3,394,350
Unlimited General Obligation Refunding Bonds
Fiscal 2015
Series 2014A
08/01/2031	5.000%	500,000	578,815
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Poughkeepsie
Limited General Obligation Refunding Bonds
Series 2019
06/01/2031	5.000%	600,000	675,948
City of Syracuse(c)
Unlimited General Obligation Bonds
Airport Terminal Security Access Improvement
Series 2011 AMT
11/01/2036	5.000%	1,750,000	1,857,432
County of Erie
Limited General Obligation Bonds
Public Improvement
Series 2015A
09/15/2028	5.000%	275,000	330,066
County of Nassau
Limited General Obligation Bonds
General Improvement
Series 2018B (AGM)
07/01/2034	5.000%	2,000,000	2,480,860
Series 2017B
04/01/2037	5.000%	2,000,000	2,389,180
Limited General Obligation Notes
Series 2019A (AGM)
04/01/2046	5.000%	1,000,000	1,220,090
Limited General Obligation Refunding Bonds
Series 2016A
01/01/2038	5.000%	1,000,000	1,163,440
Total			25,640,401
Multi-Family 9.1%
Amherst Development Corp.
Refunding Revenue Bonds
University of Buffalo Student Housing
Series 2017 (AGM)
10/01/2045	5.000%	500,000	595,685
Housing Development Corp.
Revenue Bonds
Gateway Apartments
Series 2009A
09/15/2025	4.500%	165,000	165,399
Sustainable Neighborhood
Series 2017G
11/01/2047	3.700%	2,000,000	2,089,440
New York City Housing Development Corp.
Refunding Revenue Bonds
Sustainable Neighborhood
Series 2019
11/01/2039	3.800%	1,500,000	1,605,705
11/01/2049	3.650%	1,000,000	1,044,270
Revenue Bonds
Series 2018K
11/01/2048	4.000%	1,000,000	1,063,960

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Strategic New York Municipal Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
October 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Sustainable Neighborhood
Series 2019
11/01/2049	3.250%	4,000,000	4,033,040
New York State Housing Finance Agency
Revenue Bonds
Affordable Housing
Series 2017M
11/01/2042	3.650%	750,000	784,942
Series 2019D
11/01/2044	3.700%	1,000,000	1,061,440
Climate Bond Certified/Sustainability Bonds
Series 2019
11/01/2044	3.150%	840,000	855,112
Green Bond
Series 2017H
11/01/2047	3.650%	1,360,000	1,412,442
Series 2017L (GNMA)
11/01/2037	3.300%	540,000	563,803
Sustainability Bonds
Series 2019I
11/01/2039	3.000%	800,000	819,272
Onondaga Civic Development Corp.
Revenue Bonds
Upstate Properties Development, Inc.
Series 2011
12/01/2041	5.250%	1,945,000	2,098,130
Total			18,192,640
Municipal Power 4.2%
Long Island Power Authority
Refunding Revenue Bonds
Series 2014A
09/01/2044	5.000%	1,000,000	1,135,500
Series 2016B
09/01/2036	5.000%	1,000,000	1,195,660
Revenue Bonds
Electric System General Purpose
Series 2015B
09/01/2045	5.000%	1,380,000	1,593,886
General
Series 2017
09/01/2047	5.000%	1,000,000	1,189,070
Series 2012A
09/01/2037	5.000%	2,000,000	2,183,140
Series 2018
09/01/2038	5.000%	1,000,000	1,224,940
Total			8,522,196
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Other Industrial Development Bond 0.2%
New York Liberty Development Corp.
Revenue Bonds
Goldman Sachs Headquarters
Series 2007
10/01/2037	5.500%	260,000	371,025
Pool / Bond Bank 0.0%
New York State Dormitory Authority
Unrefunded Revenue Bonds
School Districts Bond Financing Program
Series 2009 (AGM)
10/01/2036	5.125%	15,000	15,042
Ports 7.4%
Port Authority of New York & New Jersey(c)
Refunding Revenue Bonds
193rd Series 2015 AMT
10/15/2035	5.000%	3,135,000	3,668,514
Consolidated 186th
Series 2014 AMT
10/15/2044	5.000%	1,000,000	1,135,150
Series 2018-207 AMT
09/15/2043	4.000%	1,500,000	1,666,410
Port Authority of New York & New Jersey
Refunding Revenue Bonds
Consol-211th
Series 2018
09/01/2043	4.000%	3,000,000	3,387,450
Revenue Bonds
Consolidated 85th
Series 1993
03/01/2028	5.375%	2,000,000	2,383,260
Consolidated 93rd
Series 1994
06/01/2094	6.125%	2,250,000	2,697,210
Total			14,937,994
Prep School 1.4%
Build NYC Resource Corp.
Refunding Revenue Bonds
Series 2015
06/01/2033	5.000%	500,000	581,000
06/01/2035	5.000%	700,000	811,447
New York State Dormitory Authority
Revenue Bonds
Convent-Sacred Heart
Series 2011 (AGM)
11/01/2035	5.625%	750,000	797,227

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic New York Municipal Income Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
October 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Rensselaer County Industrial Development Agency
Refunding Revenue Bonds
Emma Willard School Project
Series 2015A
01/01/2036	5.000%	500,000	573,885
Total			2,763,559
Recreation 2.0%
Build NYC Resource Corp.
Refunding Revenue Bonds
YMCA of Greater New York Project
Series 2015
08/01/2040	5.000%	900,000	1,027,116
Revenue Bonds
YMCA of Greater New York Project
Series 2012
08/01/2032	5.000%	500,000	537,405
New York City Industrial Development Agency
Revenue Bonds
Pilot-Yankee Stadium
Series 2009 (AGM)
03/01/2049	7.000%	250,000	251,247
New York City Trust for Cultural Resources
Refunding Revenue Bonds
American Museum of Natural History
Series 2014S
07/01/2041	5.000%	2,000,000	2,286,180
Total			4,101,948
Refunded / Escrowed 2.0%
Dutchess County Local Development Corp.
Prerefunded 07/01/24 Revenue Bonds
Series 2014A
07/01/2044	5.000%	1,000,000	1,166,700
Triborough Bridge & Tunnel Authority
Prerefunded 01/01/22 Revenue Bonds
General Purpose
Series 1999B
01/01/2030	5.500%	1,000,000	1,091,780
Westchester County Healthcare Corp.
Prerefunded 11/01/20 Revenue Bonds
Senior Lien
Series 2010C
11/01/2037	6.125%	1,645,000	1,726,477
Total			3,984,957
Resource Recovery 1.0%
Build NYC Resource Corp.(c),(d)
Refunding Revenue Bonds
Pratt Paper, Inc. Project
Series 2014 AMT
01/01/2035	5.000%	750,000	825,158
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Jefferson County Industrial Development Agency(c),(d)
Revenue Bonds
Green Bonds
Series 2014 AMT
01/01/2024	5.250%	1,280,000	1,278,963
Total			2,104,121
Retirement Communities 3.0%
Brookhaven Local Development Corp.
Refunding Revenue Bonds
Jeffersons Ferry Project
Series 2016
11/01/2036	5.250%	750,000	874,620
Suffolk County Economic Development Corp.
Refunding Revenue Bonds
Peconic Landing Southold
Series 2010
12/01/2040	6.000%	1,225,000	1,271,893
Tompkins County Development Corp.
Refunding Revenue Bonds
Kendal at Ithaca, Inc. Project
Series 2014
07/01/2044	5.000%	1,655,000	1,800,541
Ulster County Capital Resource Corp.(d)
Refunding Revenue Bonds
Woodland Pond at New Paltz
Series 2017
09/15/2047	5.250%	500,000	512,260
09/15/2053	5.250%	1,000,000	1,020,590
Westchester County Local Development Corp.
Refunding Revenue Bonds
Miriam Osborn Memorial Home Association Project
Series 2019
07/01/2042	5.000%	450,000	519,529
Total			5,999,433
Sales Tax 1.2%
Nassau County Interim Finance Authority
Unrefunded Revenue Bonds
Sales Tax Secured
Series 2009
11/15/2024	5.000%	15,000	15,042
New York State Dormitory Authority
Refunding Revenue Bonds
Series 2018E
03/15/2048	5.000%	2,000,000	2,429,320
Total			2,444,362

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Strategic New York Municipal Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
October 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Single Family 1.1%
State of New York Mortgage Agency
Refunding Revenue Bonds
Series 2019-217
04/01/2039	3.625%	500,000	532,165
State of New York Mortgage Agency(c)
Refunding Revenue Bonds
Series 2019-218 AMT
04/01/2033	3.600%	1,000,000	1,065,210
04/01/2038	3.850%	500,000	533,290
Total			2,130,665
Special Non Property Tax 5.7%
Metropolitan Transportation Authority(f)
Refunding Revenue Bonds
Series 2012A
11/15/2032	0.000%	2,500,000	1,821,275
New York City Transitional Finance Authority
Refunded Revenue Bonds
Future Tax Secured
Subordinated Series 2012B
11/01/2030	5.000%	500,000	552,395
Revenue Bonds
Future Tax Secured
Subordinated Series 2019
11/01/2037	4.000%	2,000,000	2,294,640
New York City Transitional Finance Authority Building Aid
Refunding Revenue Bonds
Subordinated Series 2018S-3A
07/15/2037	5.000%	2,000,000	2,464,080
New York Convention Center Development Corp.
Refunding Revenue Bonds
Hotel Unit Fee Secured
Series 2015
11/15/2045	5.000%	1,500,000	1,748,160
New York State Dormitory Authority
Refunding Revenue Bonds
Series 2018A
03/15/2038	5.250%	2,000,000	2,522,120
Total			11,402,670
Special Property Tax 0.8%
Glen Cove Local Economic Assistance Corp.
Refunding Revenue Bonds
Garview Point Public Improvement Project
Series 2016
01/01/2056	5.000%	1,000,000	1,081,700
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York Liberty Development Corp.
Refunding Revenue Bonds
Bank of America Tower at One Bryant Park Project
Series 2019
09/15/2069	2.800%	500,000	509,855
Total			1,591,555
State Appropriated 1.1%
Erie County Industrial Development Agency (The)
Revenue Bonds
School District of Buffalo Project
Series 2011A
05/01/2032	5.250%	1,000,000	1,056,280
New York State Dormitory Authority
Revenue Bonds
Consolidated City University System 2nd Generation
Series 1993A
07/01/2020	6.000%	1,055,000	1,088,233
Total			2,144,513
Student Loan 0.0%
State of New York Mortgage Agency
Revenue Bonds
New York State Higher Education Finance
Series 2009
11/01/2026	4.750%	75,000	75,068
Tobacco 3.2%
Chautauqua Tobacco Asset Securitization Corp.
Refunding Revenue Bonds
Series 2014
06/01/2034	5.000%	1,000,000	1,055,950
New York Counties Tobacco Trust VI
Refunding Revenue Bonds
Tobacco Settlement Pass-Through
Series 2016
06/01/2051	5.000%	2,000,000	2,086,360
TSASC, Inc.
Refunding Revenue Bonds
Series 2017A
06/01/2041	5.000%	3,000,000	3,366,990
Total			6,509,300
Transportation 5.8%
Metropolitan Transportation Authority
Refunding Revenue Bonds
Series 2017D
11/15/2035	5.000%	1,330,000	1,614,979
11/15/2042	4.000%	2,000,000	2,208,180
Revenue Bonds
Green Bonds
Series 2016A-1
11/15/2041	5.000%	1,000,000	1,160,450

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic New York Municipal Income Fund | Annual Report 2019	13

Portfolio of Investments  (continued)
October 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2005B (AMBAC)
11/15/2023	5.250%	1,250,000	1,441,162
Transportation
Series 2014B
11/15/2044	5.000%	2,000,000	2,246,640
Series 2015B
11/15/2040	5.000%	1,675,000	1,916,619
Transportation Program
Subordinated Series 2015A-1
11/15/2045	5.000%	1,000,000	1,137,910
Total			11,725,940
Turnpike / Bridge / Toll Road 5.2%
New York State Thruway Authority
Revenue Bonds
Series 2014J
01/01/2041	5.000%	3,000,000	3,363,900
Series 2019B
01/01/2045	4.000%	2,415,000	2,698,545
Triborough Bridge & Tunnel Authority
Revenue Bonds
MTA Bridges and Tunnels
Series 2019A
11/15/2049	5.000%	3,610,000	4,435,391
Total			10,497,836
Water & Sewer 4.7%
New York City Water & Sewer System
Refunding Revenue Bonds
2nd Generation Resolution
Subordinated Series 2019
06/15/2040	4.000%	1,000,000	1,137,460
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Series 2017
06/15/2048	5.000%	4,000,000	4,765,120
Series 2019DD-1
06/15/2049	5.000%	2,000,000	2,413,320
Niagara Falls Public Water Authority
Revenue Bonds
Series 2013A
07/15/2029	5.000%	1,000,000	1,119,070
Total			9,434,970
Total Municipal Bonds (Cost $185,999,335)			197,789,250

Money Market Funds 1.3%
	Shares	Value ($)
JPMorgan Institutional Tax Free Money Market Fund, Institutional Shares, 1.045%(g)	2,655,052	2,655,052
Total Money Market Funds (Cost $2,655,052)		2,655,052
Total Investments in Securities (Cost: $189,354,387)		201,144,302
Other Assets & Liabilities, Net		(226,134)
Net Assets		200,918,168

Notes to Portfolio of Investments
(a)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(b)	Represents a variable rate security where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate. The interest rate shown was the current rate as of October 31, 2019.
(c)	Income from this security may be subject to alternative minimum tax.
(d)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At October 31, 2019, the total value of these securities amounted to $4,372,671, which represents 2.18% of total net assets.
(e)	Represents a security purchased on a when-issued basis.
(f)	Zero coupon bond.
(g)	The rate shown is the seven-day current annualized yield at October 31, 2019.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Strategic New York Municipal Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
October 31, 2019
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
AMBAC	Ambac Assurance Corporation
AMT	Alternative Minimum Tax
FHA	Federal Housing Authority
GNMA	Government National Mortgage Association
NPFGC	National Public Finance Guarantee Corporation
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Floating Rate Notes	—	700,000	—	700,000
Municipal Bonds	—	197,789,250	—	197,789,250
Money Market Funds	2,655,052	—	—	2,655,052
Total Investments in Securities	2,655,052	198,489,250	—	201,144,302
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic New York Municipal Income Fund | Annual Report 2019	15

Statement of Assets and Liabilities
October 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $189,354,387)	$201,144,302
Cash	283
Receivable for:
Capital shares sold	805,200
Interest	2,578,461
Expense reimbursement due from Investment Manager	252
Prepaid expenses	988
Trustees’ deferred compensation plan	68,542
Total assets	204,598,028
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	2,939,916
Capital shares purchased	170,602
Distributions to shareholders	463,764
Management services fees	2,567
Distribution and/or service fees	1,172
Transfer agent fees	13,607
Compensation of board members	185
Compensation of chief compliance officer	6
Other expenses	19,499
Trustees’ deferred compensation plan	68,542
Total liabilities	3,679,860
Net assets applicable to outstanding capital stock	$200,918,168
Represented by
Paid in capital	187,002,483
Total distributable earnings (loss)	13,915,685
Total - representing net assets applicable to outstanding capital stock	$200,918,168
Class A
Net assets	$117,062,241
Shares outstanding	15,459,744
Net asset value per share	$7.57
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$7.80
Advisor Class
Net assets	$6,469,916
Shares outstanding	855,553
Net asset value per share	$7.56
Class C
Net assets	$19,692,952
Shares outstanding	2,601,822
Net asset value per share	$7.57
Institutional Class
Net assets	$52,744,812
Shares outstanding	6,971,598
Net asset value per share	$7.57
Institutional 2 Class
Net assets	$4,207,261
Shares outstanding	557,425
Net asset value per share	$7.55
Institutional 3 Class
Net assets	$740,986
Shares outstanding	97,879
Net asset value per share	$7.57
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Strategic New York Municipal Income Fund | Annual Report 2019

Statement of Operations
Year Ended October 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$7,828
Interest	7,314,402
Total income	7,322,230
Expenses:
Management services fees	905,523
Distribution and/or service fees
Class A	290,934
Class C	201,832
Transfer agent fees
Class A	94,763
Advisor Class	4,337
Class C	16,442
Institutional Class	37,614
Institutional 2 Class	2,488
Institutional 3 Class	87
Compensation of board members	16,323
Custodian fees	3,101
Printing and postage fees	18,421
Registration fees	11,676
Audit fees	29,500
Legal fees	4,060
Compensation of chief compliance officer	74
Other	15,603
Total expenses	1,652,778
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(101,161)
Fees waived by distributor
Class C	(60,549)
Expense reduction	(180)
Total net expenses	1,490,888
Net investment income	5,831,342
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	2,080,354
Futures contracts	(107,807)
Net realized gain	1,972,547
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	9,473,002
Net change in unrealized appreciation (depreciation)	9,473,002
Net realized and unrealized gain	11,445,549
Net increase in net assets resulting from operations	$17,276,891
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic New York Municipal Income Fund | Annual Report 2019	17

Statement of Changes in Net Assets
	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations
Net investment income	$5,831,342	$6,727,851
Net realized gain (loss)	1,972,547	(273,735)
Net change in unrealized appreciation (depreciation)	9,473,002	(8,679,902)
Net increase (decrease) in net assets resulting from operations	17,276,891	(2,225,786)
Distributions to shareholders
Net investment income and net realized gains
Class A	(3,471,161)	(4,359,826)
Advisor Class	(170,492)	(109,543)
Class C	(511,479)	(747,829)
Institutional Class	(1,485,753)	(1,637,193)
Institutional 2 Class	(137,065)	(206,972)
Institutional 3 Class	(13,587)	(1,882)
Total distributions to shareholders	(5,789,537)	(7,063,245)
Decrease in net assets from capital stock activity	(3,691,252)	(15,539,756)
Total increase (decrease) in net assets	7,796,102	(24,828,787)
Net assets at beginning of year	193,122,066	217,950,853
Net assets at end of year	$200,918,168	$193,122,066
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Strategic New York Municipal Income Fund | Annual Report 2019

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	October 31, 2019		October 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,527,367	11,248,892	1,582,248	11,573,639
Distributions reinvested	387,703	2,869,665	504,382	3,684,212
Redemptions	(3,379,884)	(24,683,575)	(3,220,692)	(23,454,278)
Net decrease	(1,464,814)	(10,565,018)	(1,134,062)	(8,196,427)
Advisor Class
Subscriptions	324,669	2,394,757	401,623	2,897,414
Distributions reinvested	22,954	170,161	15,003	109,176
Redemptions	(169,308)	(1,220,921)	(77,745)	(561,276)
Net increase	178,315	1,343,997	338,881	2,445,314
Class C
Subscriptions	279,767	2,057,853	372,683	2,737,145
Distributions reinvested	53,047	392,243	81,291	593,922
Redemptions	(694,322)	(5,090,282)	(1,245,308)	(9,100,400)
Net decrease	(361,508)	(2,640,186)	(791,334)	(5,769,333)
Institutional Class
Subscriptions	2,491,505	18,346,332	1,422,612	10,435,943
Distributions reinvested	138,004	1,022,144	160,810	1,173,330
Redemptions	(1,424,939)	(10,373,641)	(2,027,015)	(14,770,385)
Net increase (decrease)	1,204,570	8,994,835	(443,593)	(3,161,112)
Institutional 2 Class
Subscriptions	167,446	1,215,560	143,450	1,035,951
Distributions reinvested	18,550	136,733	28,380	206,606
Redemptions	(396,655)	(2,858,245)	(278,338)	(2,035,721)
Net decrease	(210,659)	(1,505,952)	(106,508)	(793,164)
Institutional 3 Class
Subscriptions	94,190	693,242	2,594	18,688
Distributions reinvested	1,765	13,255	203	1,493
Redemptions	(3,361)	(25,425)	(11,616)	(85,215)
Net increase (decrease)	92,594	681,072	(8,819)	(65,034)
Total net decrease	(561,502)	(3,691,252)	(2,145,435)	(15,539,756)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic New York Municipal Income Fund | Annual Report 2019	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 10/31/2019	$7.13	0.22	0.44	0.66	(0.22)	—	(0.22)
Year Ended 10/31/2018	$7.45	0.23	(0.30)	(0.07)	(0.24)	(0.01)	(0.25)
Year Ended 10/31/2017	$7.58	0.24	(0.13)	0.11	(0.23)	(0.01)	(0.24)
Year Ended 10/31/2016	$7.50	0.24	0.10	0.34	(0.24)	(0.02)	(0.26)
Year Ended 10/31/2015	$7.51	0.27	(0.01)	0.26	(0.27)	—	(0.27)
Advisor Class
Year Ended 10/31/2019	$7.12	0.24	0.44	0.68	(0.24)	—	(0.24)
Year Ended 10/31/2018	$7.44	0.25	(0.31)	(0.06)	(0.25)	(0.01)	(0.26)
Year Ended 10/31/2017	$7.57	0.26	(0.13)	0.13	(0.25)	(0.01)	(0.26)
Year Ended 10/31/2016	$7.49	0.25	0.11	0.36	(0.26)	(0.02)	(0.28)
Year Ended 10/31/2015	$7.50	0.29	(0.02)	0.27	(0.28)	—	(0.28)
Class C
Year Ended 10/31/2019	$7.12	0.19	0.45	0.64	(0.19)	—	(0.19)
Year Ended 10/31/2018	$7.45	0.20	(0.32)	(0.12)	(0.20)	(0.01)	(0.21)
Year Ended 10/31/2017	$7.58	0.20	(0.12)	0.08	(0.20)	(0.01)	(0.21)
Year Ended 10/31/2016	$7.50	0.21	0.09	0.30	(0.20)	(0.02)	(0.22)
Year Ended 10/31/2015	$7.51	0.24	(0.02)	0.22	(0.23)	—	(0.23)
Institutional Class
Year Ended 10/31/2019	$7.12	0.24	0.45	0.69	(0.24)	—	(0.24)
Year Ended 10/31/2018	$7.45	0.25	(0.32)	(0.07)	(0.25)	(0.01)	(0.26)
Year Ended 10/31/2017	$7.58	0.26	(0.13)	0.13	(0.25)	(0.01)	(0.26)
Year Ended 10/31/2016	$7.50	0.26	0.10	0.36	(0.26)	(0.02)	(0.28)
Year Ended 10/31/2015	$7.51	0.29	(0.02)	0.27	(0.28)	—	(0.28)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Strategic New York Municipal Income Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 10/31/2019	$7.57	9.37%	0.85%	0.80%(c)	3.00%	46%	$117,062
Year Ended 10/31/2018	$7.13	(1.02%)	0.85%	0.80%(c)	3.21%	19%	$120,625
Year Ended 10/31/2017	$7.45	1.59%	0.85%	0.79%(c)	3.21%	7%	$134,602
Year Ended 10/31/2016	$7.58	4.53%	0.91%	0.80%(c)	3.17%	9%	$179,419
Year Ended 10/31/2015	$7.50	3.46%	0.92%	0.78%(c)	3.60%	11%	$147,143
Advisor Class
Year Ended 10/31/2019	$7.56	9.66%	0.60%	0.55%(c)	3.23%	46%	$6,470
Year Ended 10/31/2018	$7.12	(0.78%)	0.60%	0.55%(c)	3.48%	19%	$4,821
Year Ended 10/31/2017	$7.44	1.84%	0.59%	0.55%(c)	3.46%	7%	$2,518
Year Ended 10/31/2016	$7.57	4.80%	0.66%	0.56%(c)	3.32%	9%	$291
Year Ended 10/31/2015	$7.49	3.72%	0.67%	0.53%(c)	3.86%	11%	$41
Class C
Year Ended 10/31/2019	$7.57	9.04%	1.60%	1.25%(c)	2.56%	46%	$19,693
Year Ended 10/31/2018	$7.12	(1.60%)	1.60%	1.25%(c)	2.76%	19%	$21,111
Year Ended 10/31/2017	$7.45	1.13%	1.60%	1.24%(c)	2.76%	7%	$27,972
Year Ended 10/31/2016	$7.58	4.07%	1.66%	1.25%(c)	2.69%	9%	$30,350
Year Ended 10/31/2015	$7.50	3.00%	1.67%	1.23%(c)	3.15%	11%	$19,165
Institutional Class
Year Ended 10/31/2019	$7.57	9.80%	0.60%	0.55%(c)	3.24%	46%	$52,745
Year Ended 10/31/2018	$7.12	(0.91%)	0.60%	0.55%(c)	3.46%	19%	$41,072
Year Ended 10/31/2017	$7.45	1.84%	0.60%	0.55%(c)	3.48%	7%	$46,257
Year Ended 10/31/2016	$7.58	4.79%	0.66%	0.55%(c)	3.40%	9%	$25,827
Year Ended 10/31/2015	$7.50	3.72%	0.67%	0.53%(c)	3.85%	11%	$17,088
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic New York Municipal Income Fund | Annual Report 2019	21

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 2 Class
Year Ended 10/31/2019	$7.10	0.24	0.45	0.69	(0.24)	—	(0.24)
Year Ended 10/31/2018	$7.43	0.25	(0.32)	(0.07)	(0.25)	(0.01)	(0.26)
Year Ended 10/31/2017	$7.55	0.26	(0.12)	0.14	(0.25)	(0.01)	(0.26)
Year Ended 10/31/2016	$7.48	0.25	0.10	0.35	(0.26)	(0.02)	(0.28)
Year Ended 10/31/2015	$7.49	0.29	(0.01)	0.28	(0.29)	—	(0.29)
Institutional 3 Class
Year Ended 10/31/2019	$7.13	0.24	0.44	0.68	(0.24)	—	(0.24)
Year Ended 10/31/2018	$7.45	0.26	(0.31)	(0.05)	(0.26)	(0.01)	(0.27)
Year Ended 10/31/2017(d)	$7.33	0.17	0.12(e)	0.29	(0.17)	—	(0.17)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(e)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(f)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Strategic New York Municipal Income Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 2 Class
Year Ended 10/31/2019	$7.55	9.84%	0.58%	0.53%	3.28%	46%	$4,207
Year Ended 10/31/2018	$7.10	(0.91%)	0.58%	0.54%	3.46%	19%	$5,457
Year Ended 10/31/2017	$7.43	1.98%	0.59%	0.54%	3.46%	7%	$6,497
Year Ended 10/31/2016	$7.55	4.71%	0.60%	0.51%	3.33%	9%	$390
Year Ended 10/31/2015	$7.48	3.76%	0.58%	0.49%	3.89%	11%	$10
Institutional 3 Class
Year Ended 10/31/2019	$7.57	9.71%	0.54%	0.49%	3.17%	46%	$741
Year Ended 10/31/2018	$7.13	(0.72%)	0.54%	0.50%	3.49%	19%	$38
Year Ended 10/31/2017(d)	$7.45	4.00%	0.54%(f)	0.50%(f)	3.62%(f)	7%	$105
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic New York Municipal Income Fund | Annual Report 2019	23

Notes to Financial Statements
October 31, 2019
Note 1. Organization
Columbia Strategic New York Municipal Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Class C shares automatically convert to Class A shares after 10 years.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
24	Columbia Strategic New York Municipal Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
October 31, 2019
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Columbia Strategic New York Municipal Income Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
October 31, 2019
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended October 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(107,807)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended October 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — short	1,533,273

*	Based on the ending daily outstanding amounts for the year ended October 31, 2019.
26	Columbia Strategic New York Municipal Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
October 31, 2019
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
Columbia Strategic New York Municipal Income Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
October 31, 2019
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.47% to 0.31% as the Fund’s net assets increase. The effective management services fee rate for the year ended October 31, 2019 was 0.47% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
28	Columbia Strategic New York Municipal Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
October 31, 2019
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended October 31, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.08
Advisor Class	0.08
Class C	0.08
Institutional Class	0.08
Institutional 2 Class	0.06
Institutional 3 Class	0.02
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2019, these minimum account balance fees reduced total expenses of the Fund by $180.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class C shares of the Fund.
The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended October 31, 2019, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.75(a)	41,428
Class C	—	1.00(b)	1,368

(a)	This charge is imposed on certain investments of $500,000 or more if redeemed within 12 months after purchase.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
Columbia Strategic New York Municipal Income Fund | Annual Report 2019	29

Notes to Financial Statements  (continued)
October 31, 2019
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	March 1, 2019 through February 29, 2020	Prior to March 1, 2019
Class A	0.80%	0.80%
Advisor Class	0.55	0.55
Class C	1.55	1.55
Institutional Class	0.55	0.55
Institutional 2 Class	0.53	0.54
Institutional 3 Class	0.49	0.50
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At October 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, tax straddles, distributions, and principal and/or interest of fixed income securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made.
The tax character of distributions paid during the years indicated was as follows:
Year Ended October 31, 2019				Year Ended October 31, 2018
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
124,130	5,665,407	—	5,789,537	167,870	6,524,216	371,159	7,063,245
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
30	Columbia Strategic New York Municipal Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
October 31, 2019
At October 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
479,529	928,997	1,341,062	—	11,698,403
At October 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
189,445,899	11,834,156	(135,753)	11,698,403
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at October 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended October 31, 2019, capital loss carryforwards utilized and expired unused, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
—	—	—	334,020	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $88,063,051 and $89,663,898, respectively, for the year ended October 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended October 31, 2019.
Columbia Strategic New York Municipal Income Fund | Annual Report 2019	31

Notes to Financial Statements  (continued)
October 31, 2019
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended October 31, 2019.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Geographic concentration risk
Because the Fund invests substantially in municipal securities issued by the state identified in the Fund’s name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state’s financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
32	Columbia Strategic New York Municipal Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
October 31, 2019
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At October 31, 2019, one unaffiliated shareholder of record owned 14.8% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 24.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Strategic New York Municipal Income Fund | Annual Report 2019	33

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Strategic New York Municipal Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Strategic New York Municipal Income Fund (one of the funds constituting Columbia Funds Series Trust I, hereafter referred to as the "Fund") as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
34	Columbia Strategic New York Municipal Income Fund | Annual Report 2019

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Capital gain dividend	Exempt- interest dividends
$1,408,115	97.86%
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	71	Director, EQT Corporation (natural gas producer)
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	71	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Columbia Strategic New York Municipal Income Fund | Annual Report 2019	35

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	71	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	71	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	71	Director, Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	71	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2009-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	71	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
36	Columbia Strategic New York Municipal Income Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Consultants to the Independent Trustees*  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio (an investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	71	Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	71	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton, Ms. Darragh and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Strategic New York Municipal Income Fund | Annual Report 2019	37

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
38	Columbia Strategic New York Municipal Income Fund | Annual Report 2019

 Board Consideration and Approval of Management
Agreement
On June 12, 2019, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Strategic New York Municipal Income Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 5, 2019, April 25, 2019 and June 11, 2019 and at Board meetings held on March 6, 2019 and June 12, 2019. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 11, 2019, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 12, 2019, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through February 29, 2020 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
Columbia Strategic New York Municipal Income Fund | Annual Report 2019	39

Board Consideration and Approval of Management
Agreement  (continued)

•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with funds using an investment strategy similar to that used by the Investment Manager for the Fund. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to support continuation of the Management Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2018, the Fund’s performance was in the eighty-fourth, fifty-sixth and forty-fourth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
40	Columbia Strategic New York Municipal Income Fund | Annual Report 2019

Board Consideration and Approval of Management
Agreement  (continued)

The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2018, the Fund’s actual management fee and net total expense ratio were ranked in the second and third quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, and the efforts undertaken by the Investment Manager and its affiliates to manage efficiently their costs to provide such services.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2018 to profitability levels realized in 2017. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Columbia Strategic New York Municipal Income Fund | Annual Report 2019	41

Board Consideration and Approval of Management
Agreement  (continued)

Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
42	Columbia Strategic New York Municipal Income Fund | Annual Report 2019

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Columbia Strategic New York Municipal Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN205_10_J01_(12/19)

Annual Report
October 31, 2019
Columbia New York Intermediate Municipal Bond Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia New York Intermediate Municipal Bond Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia New York Intermediate Municipal Bond Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from New York individual income tax, as is consistent with relative stability of principal.
Portfolio management
Paul Fuchs, CFA
Lead Portfolio Manager
Managed Fund since 2012
Anders Myhran, CFA
Portfolio Manager
Managed Fund since May 2019
Deborah Vargo
Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended October 31, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/25/02	7.96	2.53	3.23
	Including sales charges		4.76	1.90	2.92
Advisor Class*		03/19/13	8.23	2.80	3.49
Class C	Excluding sales charges	11/25/02	7.47	2.09	2.79
	Including sales charges		6.47	2.09	2.79
Institutional Class		12/31/91	8.23	2.80	3.49
Institutional 2 Class*		03/01/16	8.29	2.85	3.51
Institutional 3 Class*		03/01/17	8.41	2.86	3.52
Class V	Excluding sales charges	12/31/91	8.07	2.65	3.34
	Including sales charges		2.95	1.65	2.83
Bloomberg Barclays New York 3-15 Year Blend Municipal Bond Index			8.43	3.01	3.82
Bloomberg Barclays 3-15 Year Blend Municipal Bond Index			8.64	3.17	4.00
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class V shares are shown with and without the maximum initial sales charge of 4.75%. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Institutional Class shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays New York 3-15 Year Blend Municipal Bond Index tracks investment grade bonds from the state of New York and its municipalities.
The Bloomberg Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia New York Intermediate Municipal Bond Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (October 31, 2009 — October 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia New York Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at October 31, 2019)
AAA rating	7.1
AA rating	38.7
A rating	46.5
BBB rating	4.5
Not rated	3.2
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
4	Columbia New York Intermediate Municipal Bond Fund | Annual Report 2019

Manager Discussion of Fund Performance
During the 12-month period that ended October 31, 2019, the Fund’s Class A shares returned 7.96% excluding sales charges. Institutional Class shares of the Fund returned 8.23%. During the same 12-month period, the Fund’s benchmark, the Bloomberg Barclays New York 3-15 Year Blend Municipal Bond Index, returned 8.43% and the broader Bloomberg Barclays 3-15 Year Blend Municipal Bond Index, which is national in scope, returned 8.64%. The portfolio’s increased market sensitivity led the Fund’s underperformance versus the benchmark as the investment environment became less favorable during the final two months of the period.
Market overview
Municipal bonds generated a robust return over the 12 months ended October 31, 2019. After experiencing poor performance throughout most of 2018, municipals began to rebound in early November 2018 thanks to the combination of slowing global growth, volatility in higher risk assets, and expectations that the U.S. Federal Reserve (Fed) would adopt a more accommodative stance. In addition, various geopolitical factors — including the U.S.-China trade dispute, uncertainty surrounding negotiations for the U.K.’s withdrawal from the European Union (Brexit) and the U.S. government shutdown — fueled a “flight to quality” into bonds.
The rally persisted into the 2019, leading to the largest first-quarter gain for the tax-exempt market since 2014. The first quarter of 2019 was also the sixth-best for municipals in the past 30 years, thanks in part to the backdrop of slow global growth and the increasingly accommodative policies of the world’s major central banks. Supply-and-demand factors were highly favorable, as well. Municipal bond mutual funds experienced record inflows, fueled by strong demand resulting from the cap on state and local tax deductions in the Tax Cuts and Jobs Act of 2017. As of the end September 30, 2019, funds had taken in over $70 billion year-to-date. At the same time, new-issue supply was limited. Trends in the U.S. Treasury market were also supportive, as yields fell in anticipation of Fed rate cuts. Together, these developments propelled municipals higher during the spring and summer.
In early September, however, the typical seasonal increase in supply — which was exacerbated by historically low costs for issuers — caused the rally to stall. Municipals suffered their first month of negative returns in 2019 as a result. The market continued to trade in an uneven fashion through the end of October, as the Fed indicated that additional rate cuts would be dependent on incoming economic data.
For the full year, lower quality issues outpaced their higher rated counterparts as investors displayed a consistent willingness to move out of the risk spectrum in search of higher yields. Long-term bonds strongly outperformed short-dated issues, reflecting the trend in the U.S. Treasury market.
New York municipal bonds slightly underperformed their U.S. peers
New York tax-exempt bonds trailed the national benchmark. The state’s market is dominated by a handful of higher quality issuers, which weighed on relative performance at a time in which mid- to lower quality securities generally outperformed. In addition, the state’s market has both a shorter duration and a lower average maturity than the nation as a whole. (Duration is a measure of interest rate sensitivity.) On the plus side, the market was well supported by the strength in investor demand for tax-exempt debt.
New York’s economy continued to benefit from the record U.S. expansion and concurrent gains in the financial markets. New York City, in particular, was helped by the market’s robust performance, but financial sector employment remained below the peak levels achieved prior to the 2008-2009 recession. While overall job growth was steady, the state’s unemployment rate exceeded the national average. New York’s unfavorable upstate demographic trends and manufacturing-dependent economy also continued to present challenges. In addition, federal tax reform introduced additional volatility and uncertainty into the state’s revenue collections.
Columbia New York Intermediate Municipal Bond Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
Contributors and detractors
The Fund lagged its benchmark, with the majority of the shortfall occurring in the final two months of the period. Throughout the period we gradually took steps to add market sensitivity to the portfolio. As a result, the Fund underperformed once the investment environment became less favorable in September and October 2019. The Fund was also hurt by having a duration (interest-rate sensitivity) slightly below the benchmark for most of the period. An overweight in bonds maturing in two years or less — including pre-refunded issues — was a further detractor.
On the plus side, an overweight in bonds with maturities of eight years and above added value, as did positions in the A and BBB rating categories (the lower portion of the investment-grade range). At the sector level, holdings in hospital, transportation and education issues made positive contributions to relative performance.
Fund positioning
The Fund entered the period with its average maturity already at the high end of the range. We maintained this positioning throughout the year based on our positive view of the market and the shift in the Fed’s policy stance. We continued to focus on lower investment-grade debt overall, but we moved slightly up in quality with our new purchases. The holdings we added had an average rating of AA- and an average maturity of 12 years, and our sales had an average maturity of two years.
We also reduced the portfolio’s exposure to shorter maturity, pre-refunded securities. We had been reluctant to move out of this area, as it supported the Fund’s distribution yield due to the fact that we purchased many of these bonds when rates were higher. However, its total return potential appeared limited due to the low degree of possible price appreciation.
The Fund’s universe of allowable investments expanded to include bonds subject to the Alternative Minimum Tax (AMT). We made this shift after tax reform drastically reduced the number of taxpayers subject to the AMT. This change gives us a wider opportunity to invest in bonds with higher income. We sought to capitalize on the broader mandate by adding positions in the AMT bonds of the New York Port Authority.
The major stock indexes stood near all-time highs at the close of the period, but fixed-income investors were displaying some caution with the yield on the 10-year note having risen from its September 2019 low. The Fed appeared to have concluded its mini-easing cycle and was indicating it was unlikely to enact further cuts until it sees a meaningful uptick in inflation. In addition, market participants were struggling to assess the outlook for global growth and tensions in Washington, as well as Brexit and the U.S.-China trade conflict. For our part, we remained on the lookout for the chance to use any volatility associated with these issues as a potential buying opportunity.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund’s portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and net asset value. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia New York Intermediate Municipal Bond Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
May 1, 2019 — October 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,028.70	1,021.42	3.84	3.82	0.75
Advisor Class	1,000.00	1,000.00	1,030.90	1,022.68	2.56	2.55	0.50
Class C	1,000.00	1,000.00	1,026.40	1,019.16	6.13	6.11	1.20
Institutional Class	1,000.00	1,000.00	1,030.00	1,022.68	2.56	2.55	0.50
Institutional 2 Class	1,000.00	1,000.00	1,030.30	1,023.04	2.20	2.19	0.43
Institutional 3 Class	1,000.00	1,000.00	1,031.40	1,023.24	2.00	1.99	0.39
Class V	1,000.00	1,000.00	1,029.20	1,021.93	3.32	3.31	0.65
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia New York Intermediate Municipal Bond Fund | Annual Report 2019	7

Portfolio of Investments
October 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Floating Rate Notes 3.7%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Variable Rate Demand Notes 3.7%
City of New York(a),(b)
Unlimited General Obligation Bonds
Fiscal 2015
Subordinated Series 2015 (JPMorgan Chase Bank)
06/01/2044	1.350%	3,030,000	3,030,000
Subordinated Series 2014I-2 (JPMorgan Chase Bank)
03/01/2040	1.350%	3,300,000	3,300,000
New York City Transitional Finance Authority(a),(b)
Revenue Bonds
Future Tax Secured
Subordinated Series 2016 (JPMorgan Chase Bank)
02/01/2045	1.350%	2,250,000	2,250,000
Total			8,580,000
Total Floating Rate Notes (Cost $8,580,000)			8,580,000

Municipal Bonds 96.5%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Charter Schools 0.8%
Build NYC Resource Corp.
Revenue Bonds
International Leadership Charter School
Series 2013
07/01/2023	5.000%	1,460,000	1,482,805
Build NYC Resource Corp.(c)
Revenue Bonds
International Leadership Charter School
Series 2016
07/01/2046	6.250%	420,000	426,111
Total			1,908,916
Disposal 0.4%
Oneida-Herkimer Solid Waste Management Authority
Revenue Bonds
Series 2011
04/01/2020	5.000%	870,000	883,807
Health Services 2.2%
New York State Dormitory Authority
Refunding Revenue Bonds
Icahn School of Medicine at Mount Sinai
Series 2015
07/01/2030	5.000%	3,400,000	3,991,532
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Mount Sinai School of Medicine
Series 2010A
07/01/2021	5.000%	1,000,000	1,023,690
Total			5,015,222
Higher Education 9.1%
Albany Capital Resource Corp.
Refunding Revenue Bonds
Albany College of Pharmacy & Health Services
Series 2014
12/01/2031	5.000%	500,000	569,885
Build NYC Resource Corp.
Refunding Revenue Bonds
City University of New York-Queens
Series 2014A
06/01/2029	5.000%	225,000	260,055
06/01/2030	5.000%	300,000	345,684
Manhattan College Project
Series 2017
08/01/2033	5.000%	400,000	481,632
County of Saratoga
Revenue Bonds
Skidmore College Project
Series 2018
07/01/2033	5.000%	165,000	206,641
07/01/2034	5.000%	200,000	249,710
07/01/2035	5.000%	200,000	248,676
Dutchess County Local Development Corp.
Refunding Revenue Bonds
Culinary Institute of America (The)
Series 2018
07/01/2032	5.000%	220,000	267,938
Vassar College Project
Series 2017
07/01/2034	5.000%	500,000	608,535
Revenue Bonds
Marist College Project
Series 2015A
07/01/2029	5.000%	1,000,000	1,184,260
Series 2018
07/01/2031	5.000%	170,000	213,797
07/01/2032	5.000%	210,000	263,086
07/01/2033	5.000%	205,000	255,992
Geneva Development Corp.
Refunding Revenue Bonds
Hobart & William Smith College
Series 2012
09/01/2024	5.000%	600,000	658,770
09/01/2025	5.000%	300,000	329,295
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia New York Intermediate Municipal Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
October 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Hempstead Town Local Development Corp.
Revenue Bonds
Hofstra University Project
Series 2013
07/01/2028	5.000%	1,170,000	1,309,569
New York State Dormitory Authority
Refunding Revenue Bonds
Barnard College
Series 2015A
07/01/2030	5.000%	700,000	828,828
New School
Series 2015A
07/01/2029	5.000%	450,000	529,448
Pratt Institute
Series 2015A
07/01/2034	5.000%	2,000,000	2,275,480
St. John’s University
Series 2015A
07/01/2030	5.000%	2,340,000	2,758,181
Teacher’s College
Series 2017
07/01/2029	5.000%	175,000	216,125
07/01/2030	5.000%	150,000	184,724
Revenue Bonds
Culinary Institute of America
Series 2012
07/01/2028	5.000%	500,000	544,100
New York University
Series 1998A (NPFGC)
07/01/2020	5.750%	2,000,000	2,062,160
Series 2019A
07/01/2037	5.000%	2,000,000	2,555,160
New York State Dormitory Authority(d)
Refunding Revenue Bonds
Rochester Institute
Series 2019A
07/01/2036	5.000%	750,000	918,420
Tompkins County Development Corp.
Refunding Revenue Bonds
Ithaca College Project
07/01/2034	5.000%	575,000	711,700
Total			21,037,851
Hospital 12.9%
Buffalo & Erie County Industrial Land Development Corp.
Revenue Bonds
Catholic Health System
Series 2015
07/01/2027	5.000%	400,000	472,944
07/01/2028	5.000%	360,000	425,372
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Build NYC Resource Corp.
Refunding Revenue Bonds
New York Methodist Hospital Project
Series 2014
07/01/2028	5.000%	150,000	171,012
07/01/2029	5.000%	175,000	198,968
County of Saratoga
Revenue Bonds
Saratoga Hospital Project
Series 2013A
12/01/2024	5.000%	1,085,000	1,234,991
12/01/2025	5.000%	1,115,000	1,267,242
12/01/2027	5.000%	1,225,000	1,386,553
Dutchess County Local Development Corp.
Refunding Revenue Bonds
Nuvance Health Issue
Series 2019B
07/01/2033	5.000%	1,250,000	1,561,150
Monroe County Industrial Development Corp.
Refunding Revenue Bonds
Highland Hospital Rochester Project
Series 2015
07/01/2025	5.000%	450,000	536,328
07/01/2026	5.000%	350,000	417,417
University of Rochester Project
Series 2017
07/01/2035	4.000%	1,285,000	1,451,677
Revenue Bonds
Rochester General Hospital (The)
Series 2017
12/01/2035	5.000%	1,000,000	1,182,550
Nassau County Local Economic Assistance Corp.
Revenue Bonds
Catholic Health Services of Long Island
Series 2014
07/01/2032	5.000%	1,250,000	1,395,938
07/01/2033	5.000%	675,000	752,713
New York State Dormitory Authority
Refunding Revenue Bonds
Catholic Health System Obligation Group
Series 2019
07/01/2035	5.000%	300,000	372,033
07/01/2036	5.000%	1,000,000	1,236,480
Memorial Sloan-Kettering Cancer Center
Series 2017
07/01/2034	4.000%	1,000,000	1,150,830
North Shore - Long Island Jewish Obligation Group
Series 2015A
05/01/2031	5.000%	3,000,000	3,539,400

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia New York Intermediate Municipal Bond Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
October 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
NYU Hospitals Center
Series 2014
07/01/2030	5.000%	1,000,000	1,153,190
07/01/2031	5.000%	1,000,000	1,152,680
Revenue Bonds
Mount Sinai Hospital
Series 2010A
07/01/2026	5.000%	1,725,000	1,767,590
Series 2011A
07/01/2031	5.000%	2,000,000	2,120,280
New York State Dormitory Authority(c)
Refunding Revenue Bonds
Orange Regional Medical Center
Series 2017
12/01/2031	5.000%	1,000,000	1,184,940
New York State Dormitory Authority(d)
Revenue Bonds
Memorial Sloan Kettering Cancer Center
Series 2019
07/01/2035	5.000%	2,000,000	2,552,100
07/01/2036	5.000%	1,000,000	1,270,280
Total			29,954,658
Local General Obligation 14.5%
City of New York
Unlimited General Obligation Bonds
Fiscal 2020
Series 2019B-1
10/01/2038	5.000%	1,000,000	1,258,580
Subordinated Series 2019H-A
01/01/2035	5.000%	1,500,000	1,882,845
Unlimited General Obligation Refunding Bonds
Series 2014J
08/01/2030	5.000%	1,500,000	1,737,000
Series 2019E
08/01/2025	5.000%	1,000,000	1,204,190
Unlimited General Obligation Refunding Notes
Series 2016C
08/01/2032	5.000%	2,000,000	2,382,280
City of Syracuse
Limited General Obligation Refunding & Public Improvement Bonds
Series 2014
08/15/2023	5.000%	405,000	461,307
Limited General Obligation Refunding Bonds
Series 2015A
03/01/2024	5.000%	1,000,000	1,157,030
City of Yonkers
Limited General Obligation Bonds
Series 2016A (AGM)
11/15/2028	5.000%	1,780,000	2,189,258
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2017A (BAM)
09/01/2028	5.000%	2,090,000	2,623,640
County of Allegany
Limited General Obligation Refunding Bonds
Public Improvement
Series 2014 (BAM)
09/15/2028	5.000%	1,375,000	1,595,852
County of Erie
Limited General Obligation Bonds
Public Improvement
Series 2012A
04/01/2025	5.000%	500,000	543,255
County of Monroe(e)
Limited General Obligation Public Improvement Bonds
Series 2019B (BAM) AMT
06/01/2027	5.000%	1,350,000	1,666,494
County of Nassau
Limited General Obligation Bonds
Series 2017B
04/01/2033	5.000%	2,000,000	2,413,220
County of Rockland
Limited General Obligation Bonds
Series 2014A (AGM)
03/01/2024	5.000%	1,450,000	1,678,360
Monroe County Industrial Development Agency
Revenue Bonds
Rochester Schools Modernization Program
Series 2018
05/01/2034	5.000%	750,000	944,895
New York State Dormitory Authority
Refunding Revenue Bonds
School Districts Bond Financing
Series 2013E (AGM)
10/01/2031	5.000%	500,000	575,190
School Districts Financing Program
Series 2015B (AGM)
10/01/2027	5.000%	2,010,000	2,430,492
Revenue Bonds
School Districts Building Financing Program
Series 2018
10/01/2032	5.000%	2,000,000	2,428,340
Ramapo Local Development Corp.
Refunding Revenue Bonds
Guaranteed
Series 2013
03/15/2028	5.000%	2,180,000	2,324,033
Town of Oyster Bay
Limited General Obligation Refunding & Public Improvement Bonds
Series 2014B
08/15/2023	5.000%	1,850,000	2,090,352
Total			33,586,613

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia New York Intermediate Municipal Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
October 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Multi-Family 2.2%
Amherst Development Corp.
Refunding Revenue Bonds
University of Buffalo Student Housing
Series 2017 (AGM)
10/01/2028	5.000%	730,000	910,609
10/01/2029	5.000%	1,290,000	1,602,619
New York State Dormitory Authority
Revenue Bonds
Residential Institution for Children
Series 2008A-1
06/01/2033	5.000%	1,700,000	1,704,777
Onondaga County Trust for Cultural Resources
Refunding Revenue Bonds
Abby Lane Housing Corp. Project
Series 2017
05/01/2030	5.000%	420,000	507,465
05/01/2031	5.000%	400,000	481,564
Total			5,207,034
Municipal Power 6.4%
Long Island Power Authority
Refunding Revenue Bonds
Series 2014A
09/01/2034	5.000%	2,000,000	2,308,300
Series 2016B
09/01/2025	5.000%	2,500,000	3,004,800
09/01/2027	5.000%	1,000,000	1,226,670
09/01/2030	5.000%	2,750,000	3,338,638
Revenue Bonds
Electric System General Purpose
Series 2015B
09/01/2032	5.000%	765,000	902,700
General
Series 2017
09/01/2035	5.000%	1,200,000	1,459,536
Series 2011A
05/01/2021	5.000%	1,000,000	1,057,390
Series 2012B
09/01/2026	5.000%	1,510,000	1,665,590
Total			14,963,624
Other Bond Issue 1.8%
Build NYC Resource Corp.
Revenue Bonds
Children’s Aid Society Project (The)
Series 2019
07/01/2036	4.000%	100,000	114,549
Series 2015
07/01/2029	5.000%	545,000	646,070
07/01/2031	5.000%	715,000	846,153
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York Liberty Development Corp.
Refunding Revenue Bonds
4 World Trade Center Project
Series 2011
11/15/2031	5.000%	2,350,000	2,522,631
Total			4,129,403
Other Revenue 0.2%
New York City Trust for Cultural Resources
Refunding Revenue Bonds
Carnegie Hall
Series 2019
12/01/2037	5.000%	275,000	351,989
Pool / Bond Bank 1.8%
New York State Dormitory Authority
Revenue Bonds
School Districts Financing Program
Series 2012B
10/01/2026	5.000%	3,000,000	3,321,180
Unrefunded Revenue Bonds
School Districts Bond Financing Program
Series 2009 (AGM)
10/01/2022	5.000%	180,000	180,498
New York State Environmental Facilities Corp.
Refunding Revenue Bonds
Subordinated Series 2019B
06/15/2029	5.000%	500,000	656,680
Total			4,158,358
Ports 5.6%
Port Authority of New York & New Jersey
Refunding Revenue Bonds
Consol-211th
Series 2018
09/01/2038	4.000%	1,400,000	1,600,690
Consolidated 184th
Series 2014
09/01/2030	5.000%	2,000,000	2,327,820
Series 2018-209
07/15/2034	5.000%	2,500,000	3,128,175
Series 2018-211
09/01/2036	5.000%	1,000,000	1,246,480
Port Authority of New York & New Jersey(e)
Refunding Revenue Bonds
Series 2015-188 AMT
05/01/2023	5.000%	1,055,000	1,182,434
Series 2018-207 AMT
09/15/2024	5.000%	1,985,000	2,307,324

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia New York Intermediate Municipal Bond Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
October 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Consolidated
Series 2019 AMT
09/01/2033	5.000%	1,000,000	1,262,410
Total			13,055,333
Prep School 1.3%
Build NYC Resource Corp.
Refunding Revenue Bonds
Horace Mann School Project
Series 2014
07/01/2026	5.000%	475,000	556,239
07/01/2027	5.000%	600,000	699,510
Series 2015
06/01/2026	5.000%	225,000	264,247
06/01/2028	5.000%	250,000	292,353
Rensselaer County Industrial Development Agency
Refunding Revenue Bonds
Emma Willard School Project
Series 2015A
01/01/2034	5.000%	450,000	518,719
01/01/2035	5.000%	590,000	678,706
Total			3,009,774
Recreation 0.4%
Build NYC Resource Corp.
Refunding Revenue Bonds
YMCA of Greater New York Project
Series 2015
08/01/2029	5.000%	430,000	499,927
Revenue Bonds
YMCA of Greater New York Project
Series 2012
08/01/2032	5.000%	500,000	537,405
Total			1,037,332
Refunded / Escrowed 9.3%
Dutchess County Local Development Corp.
Prerefunded 07/01/24 Revenue Bonds
Series 2014A
07/01/2034	5.000%	300,000	350,010
Elizabeth Forward School District(f)
Unlimited General Obligation Bonds
Capital Appreciation
Series 1994B Escrowed to Maturity (NPFGC)
09/01/2020	0.000%	2,210,000	2,185,425
Metropolitan Transportation Authority
Prerefunded 11/15/20 Revenue Bonds
Transportation
Series 2010D
11/15/2028	5.250%	3,000,000	3,131,010
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Prerefunded 11/15/24 Revenue Bonds
Series 2014C
11/15/2029	5.000%	3,000,000	3,579,150
New York State Dormitory Authority
Prerefunded 01/01/22 Revenue Bonds
Memorial Sloan-Kettering Cancer Center
Series 2012
07/01/2027	5.000%	500,000	541,810
Prerefunded 07/01/20 Revenue Bonds
New York University Hospital Center
Series 2011A
07/01/2023	5.125%	1,000,000	1,026,250
Rochester Institute of Technology
Series 2010
07/01/2021	5.000%	1,000,000	1,025,770
Prerefunded 07/01/22 Revenue Bonds
St. John’s University
Series 2012A
07/01/2027	5.000%	470,000	518,278
New York State Dormitory Authority(f)
Revenue Bonds
Capital Appreciation-Memorial Sloan-Kettering Cancer Center
Series 2003-1 Escrowed to Maturity (NPFGC)
07/01/2025	0.000%	3,750,000	3,463,425
Puerto Rico Highway & Transportation Authority(g)
Refunding Revenue Bonds
Series 2005BB Escrowed to Maturity (AGM)
07/01/2022	5.250%	355,000	391,810
Triborough Bridge & Tunnel Authority
Prerefunded 01/01/22 Revenue Bonds
General Purpose
Series 1999B
01/01/2030	5.500%	2,000,000	2,183,560
Series 2011A
01/01/2025	5.000%	3,000,000	3,257,580
Total			21,654,078
Retirement Communities 1.9%
Brookhaven Local Development Corp.
Refunding Revenue Bonds
Jeffersons Ferry Project
Series 2016
11/01/2036	5.250%	750,000	874,620
Buffalo & Erie County Industrial Land Development Corp.
Refunding Revenue Bonds
Orchard Park
Series 2015
11/15/2029	5.000%	550,000	627,847
11/15/2030	5.000%	650,000	738,881

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia New York Intermediate Municipal Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
October 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Tompkins County Development Corp.
Refunding Revenue Bonds
Kendal at Ithaca, Inc. Project
Series 2014
07/01/2029	5.000%	1,000,000	1,107,290
07/01/2034	5.000%	1,000,000	1,095,140
Total			4,443,778
Single Family 0.5%
State of New York Mortgage Agency
Refunding Revenue Bonds
Series 2018-211
10/01/2038	3.625%	1,000,000	1,058,540
Special Non Property Tax 10.3%
New York City Transitional Finance Authority
Refunding Revenue Bonds
Building Aid
Series 2018S-2A
07/15/2036	5.000%	2,000,000	2,474,600
Revenue Bonds
Building Aid
Series 2018S-3
07/15/2034	5.000%	1,000,000	1,246,730
Future Tax Secured
Subordinated Series 2016E-1
02/01/2032	5.000%	3,000,000	3,585,690
Subordinated Series 2019
11/01/2034	5.000%	3,500,000	4,432,225
Unrefunded Revenue Bonds
Future Tax Secured
Series 2009
05/01/2027	5.000%	3,525,000	3,545,128
New York Convention Center Development Corp.
Refunding Revenue Bonds
Hotel Unit Fee Secured
Series 2015
11/15/2027	5.000%	4,120,000	4,983,964
New York State Dormitory Authority
Refunding Revenue Bonds
Education
Series 2005B (AMBAC)
03/15/2026	5.500%	1,000,000	1,255,120
Series 2019A2
03/15/2035	5.000%	2,000,000	2,523,260
Total			24,046,717
Special Property Tax 0.5%
Hudson Yards Infrastructure Corp.
Refunding Revenue Bonds
Series 2017A
02/15/2033	5.000%	1,000,000	1,221,760
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State Appropriated 1.1%
Erie County Industrial Development Agency (The)
Revenue Bonds
School District of Buffalo Project
Series 2011A
05/01/2030	5.250%	1,440,000	1,524,355
New York State Dormitory Authority
Revenue Bonds
State University Educational Facilities
3rd General Series 2005A (NPFGC)
05/15/2021	5.500%	1,000,000	1,066,120
Total			2,590,475
Tobacco 2.3%
Chautauqua Tobacco Asset Securitization Corp.
Refunding Revenue Bonds
Series 2014
06/01/2029	5.000%	2,965,000	2,969,714
TSASC, Inc.
Refunding Revenue Bonds
Series 2017A
06/01/2031	5.000%	2,000,000	2,380,240
Total			5,349,954
Transportation 5.7%
Metropolitan Transportation Authority
Refunding Revenue Bonds
Climate Bond Certified - Green
Series 2018
11/15/2026	5.000%	2,590,000	3,181,375
Revenue Bonds
BAN Series 2019 D-1
09/01/2022	5.000%	2,000,000	2,193,560
BAN Series 2019B-1
05/15/2022	5.000%	2,100,000	2,281,251
Series 2005B (AMBAC)
11/15/2024	5.250%	750,000	894,300
Series 2016C-1
11/15/2036	5.000%	3,000,000	3,556,260
Metropolitan Transportation Authority(f)
Refunding Revenue Bonds
Green Bonds
Series 2017C-2
11/15/2029	0.000%	1,500,000	1,194,945
Total			13,301,691

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia New York Intermediate Municipal Bond Fund | Annual Report 2019	13

Portfolio of Investments  (continued)
October 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Turnpike / Bridge / Toll Road 4.2%
New York State Thruway Authority
Refunding Revenue Bonds
Series 2014K
01/01/2029	5.000%	1,850,000	2,172,603
01/01/2032	5.000%	1,000,000	1,164,610
Revenue Bonds
Junior Lien
Series 2016A
01/01/2033	5.000%	1,000,000	1,183,200
Series 2019B
01/01/2036	5.000%	2,000,000	2,531,720
Triborough Bridge & Tunnel Authority
Refunding Revenue Bonds
Series 2018-B
11/15/2031	5.000%	2,000,000	2,749,060
Total			9,801,193
Water & Sewer 1.1%
Buffalo Municipal Water Finance Authority
Refunding Revenue Bonds
Series 2015A
07/01/2028	5.000%	700,000	832,538
New York City Water & Sewer System
Refunding Revenue Bonds
Series 2019AA
06/15/2032	5.000%	1,000,000	1,294,930
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Western Nassau County Water Authority
Revenue Bonds
Series 2015A
04/01/2027	5.000%	145,000	172,096
04/01/2028	5.000%	175,000	207,256
Total			2,506,820
Total Municipal Bonds (Cost $211,899,390)			224,274,920

Money Market Funds 0.9%
	Shares	Value ($)
Dreyfus AMT-Free Tax Exempt Cash Management Fund, Institutional Shares, 1.068%(h)	248,477	248,502
JPMorgan Institutional Tax Free Money Market Fund, Institutional Shares, 1.045%(h)	1,880,222	1,880,222
Total Money Market Funds (Cost $2,128,699)		2,128,724
Total Investments in Securities (Cost: $222,608,089)		234,983,644
Other Assets & Liabilities, Net		(2,513,906)
Net Assets		232,469,738

Notes to Portfolio of Investments
(a)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(b)	Represents a variable rate security where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate. The interest rate shown was the current rate as of October 31, 2019.
(c)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At October 31, 2019, the total value of these securities amounted to $1,611,051, which represents 0.69% of total net assets.
(d)	Represents a security purchased on a when-issued basis.
(e)	Income from this security may be subject to alternative minimum tax.
(f)	Zero coupon bond.
(g)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At October 31, 2019, the total value of these securities amounted to $391,810, which represents 0.17% of total net assets.
(h)	The rate shown is the seven-day current annualized yield at October 31, 2019.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
AMBAC	Ambac Assurance Corporation
AMT	Alternative Minimum Tax
BAM	Build America Mutual Assurance Co.
BAN	Bond Anticipation Note
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia New York Intermediate Municipal Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
October 31, 2019
Abbreviation Legend  (continued)
NPFGC	National Public Finance Guarantee Corporation
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Floating Rate Notes	—	8,580,000	—	8,580,000
Municipal Bonds	—	224,274,920	—	224,274,920
Money Market Funds	2,128,724	—	—	2,128,724
Total Investments in Securities	2,128,724	232,854,920	—	234,983,644
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia New York Intermediate Municipal Bond Fund | Annual Report 2019	15

Statement of Assets and Liabilities
October 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $222,608,089)	$234,983,644
Receivable for:
Investments sold	5,125
Capital shares sold	132,856
Interest	2,834,411
Expense reimbursement due from Investment Manager	988
Prepaid expenses	1,160
Trustees’ deferred compensation plan	69,304
Total assets	238,027,488
Liabilities
Due to custodian	83
Payable for:
Investments purchased on a delayed delivery basis	4,763,128
Capital shares purchased	201,991
Distributions to shareholders	475,578
Management services fees	2,985
Distribution and/or service fees	346
Transfer agent fees	25,745
Compensation of board members	159
Compensation of chief compliance officer	6
Other expenses	18,425
Trustees’ deferred compensation plan	69,304
Total liabilities	5,557,750
Net assets applicable to outstanding capital stock	$232,469,738
Represented by
Paid in capital	219,861,756
Total distributable earnings (loss)	12,607,982
Total - representing net assets applicable to outstanding capital stock	$232,469,738
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia New York Intermediate Municipal Bond Fund | Annual Report 2019

Statement of Assets and Liabilities  (continued)
October 31, 2019
Class A
Net assets	$19,269,521
Shares outstanding	1,596,103
Net asset value per share	$12.07
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$12.44
Advisor Class
Net assets	$1,234,181
Shares outstanding	102,364
Net asset value per share	$12.06
Class C
Net assets	$9,996,271
Shares outstanding	827,902
Net asset value per share	$12.07
Institutional Class
Net assets	$191,679,952
Shares outstanding	15,878,338
Net asset value per share	$12.07
Institutional 2 Class
Net assets	$3,915,591
Shares outstanding	323,815
Net asset value per share	$12.09
Institutional 3 Class
Net assets	$677,977
Shares outstanding	55,957
Net asset value per share	$12.12
Class V
Net assets	$5,696,245
Shares outstanding	471,874
Net asset value per share	$12.07
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$12.67
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia New York Intermediate Municipal Bond Fund | Annual Report 2019	17

Statement of Operations
Year Ended October 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$18,102
Interest	6,945,999
Total income	6,964,101
Expenses:
Management services fees	1,016,584
Distribution and/or service fees
Class A	42,547
Class C	112,625
Class V	8,860
Transfer agent fees
Class A	22,134
Advisor Class	1,064
Class C	14,696
Institutional Class	230,872
Institutional 2 Class	2,015
Institutional 3 Class	103
Class V	7,697
Compensation of board members	16,617
Custodian fees	2,719
Printing and postage fees	15,804
Registration fees	11,793
Audit fees	29,500
Legal fees	4,584
Compensation of chief compliance officer	82
Other	16,462
Total expenses	1,556,758
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(315,648)
Fees waived by distributor
Class C	(33,788)
Expense reduction	(120)
Total net expenses	1,207,202
Net investment income	5,756,899
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	117,926
Net realized gain	117,926
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	10,719,015
Net change in unrealized appreciation (depreciation)	10,719,015
Net realized and unrealized gain	10,836,941
Net increase in net assets resulting from operations	$16,593,840
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia New York Intermediate Municipal Bond Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations
Net investment income	$5,756,899	$6,371,471
Net realized gain (loss)	117,926	(82,669)
Net change in unrealized appreciation (depreciation)	10,719,015	(8,370,025)
Net increase (decrease) in net assets resulting from operations	16,593,840	(2,081,223)
Distributions to shareholders
Net investment income and net realized gains
Class A	(418,858)	(388,647)
Advisor Class	(22,102)	(26,733)
Class C	(230,180)	(335,326)
Institutional Class	(4,825,185)	(5,518,167)
Institutional 2 Class	(93,377)	(19,190)
Institutional 3 Class	(14,351)	(8,229)
Class V	(152,846)	(178,337)
Total distributions to shareholders	(5,756,899)	(6,474,629)
Increase (decrease) in net assets from capital stock activity	17,619,060	(25,643,434)
Total increase (decrease) in net assets	28,456,001	(34,199,286)
Net assets at beginning of year	204,013,737	238,213,023
Net assets at end of year	$232,469,738	$204,013,737
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia New York Intermediate Municipal Bond Fund | Annual Report 2019	19

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	October 31, 2019		October 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	600,175	7,077,877	230,487	2,690,117
Distributions reinvested	27,505	327,603	27,393	319,852
Redemptions	(197,870)	(2,335,727)	(404,634)	(4,725,256)
Net increase (decrease)	429,810	5,069,753	(146,754)	(1,715,287)
Advisor Class
Subscriptions	91,879	1,086,222	2,541	29,685
Distributions reinvested	1,834	21,832	2,265	26,442
Redemptions	(56,450)	(655,886)	(48,686)	(574,797)
Net increase (decrease)	37,263	452,168	(43,880)	(518,670)
Class C
Subscriptions	62,129	737,099	75,041	879,147
Distributions reinvested	13,647	161,897	20,448	238,805
Redemptions	(337,572)	(4,001,905)	(434,385)	(5,083,670)
Net decrease	(261,796)	(3,102,909)	(338,896)	(3,965,718)
Institutional Class
Subscriptions	3,989,833	47,292,715	1,810,245	21,218,988
Distributions reinvested	63,656	756,979	79,239	924,811
Redemptions	(2,979,678)	(34,907,978)	(3,642,882)	(42,524,949)
Net increase (decrease)	1,073,811	13,141,716	(1,753,398)	(20,381,150)
Institutional 2 Class
Subscriptions	228,297	2,672,431	128,380	1,498,623
Distributions reinvested	7,793	93,105	1,625	18,896
Redemptions	(40,504)	(479,767)	(19,799)	(230,492)
Net increase	195,586	2,285,769	110,206	1,287,027
Institutional 3 Class
Subscriptions	51,818	613,997	1,603	18,748
Distributions reinvested	760	9,099	675	7,921
Redemptions	(13,121)	(157,447)	(13,778)	(161,824)
Net increase (decrease)	39,457	465,649	(11,500)	(135,155)
Class V
Subscriptions	2,766	32,917	3,445	40,226
Distributions reinvested	7,786	92,550	8,891	103,770
Redemptions	(68,927)	(818,553)	(30,715)	(358,477)
Net decrease	(58,375)	(693,086)	(18,379)	(214,481)
Total net increase (decrease)	1,455,756	17,619,060	(2,202,601)	(25,643,434)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia New York Intermediate Municipal Bond Fund | Annual Report 2019

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Columbia New York Intermediate Municipal Bond Fund | Annual Report 2019	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 10/31/2019	$11.46	0.29	0.61	0.90	(0.29)	—	(0.29)
Year Ended 10/31/2018	$11.91	0.31	(0.44)	(0.13)	(0.31)	(0.01)	(0.32)
Year Ended 10/31/2017	$12.09	0.32	(0.18)	0.14	(0.32)	(0.00)(d)	(0.32)
Year Ended 10/31/2016	$12.11	0.34	(0.02)	0.32	(0.34)	—	(0.34)
Year Ended 10/31/2015	$12.21	0.36	(0.10)	0.26	(0.36)	—	(0.36)
Advisor Class
Year Ended 10/31/2019	$11.45	0.32	0.61	0.93	(0.32)	—	(0.32)
Year Ended 10/31/2018	$11.90	0.34	(0.44)	(0.10)	(0.34)	(0.01)	(0.35)
Year Ended 10/31/2017	$12.08	0.35	(0.18)	0.17	(0.35)	(0.00)(d)	(0.35)
Year Ended 10/31/2016	$12.10	0.37	(0.02)	0.35	(0.37)	—	(0.37)
Year Ended 10/31/2015	$12.19	0.39	(0.09)	0.30	(0.39)	—	(0.39)
Class C
Year Ended 10/31/2019	$11.46	0.24	0.61	0.85	(0.24)	—	(0.24)
Year Ended 10/31/2018	$11.91	0.26	(0.44)	(0.18)	(0.26)	(0.01)	(0.27)
Year Ended 10/31/2017	$12.09	0.27	(0.18)	0.09	(0.27)	(0.00)(d)	(0.27)
Year Ended 10/31/2016	$12.11	0.28	(0.02)	0.26	(0.28)	—	(0.28)
Year Ended 10/31/2015	$12.20	0.30	(0.09)	0.21	(0.30)	—	(0.30)
Institutional Class
Year Ended 10/31/2019	$11.46	0.32	0.61	0.93	(0.32)	—	(0.32)
Year Ended 10/31/2018	$11.91	0.34	(0.44)	(0.10)	(0.34)	(0.01)	(0.35)
Year Ended 10/31/2017	$12.09	0.35	(0.18)	0.17	(0.35)	(0.00)(d)	(0.35)
Year Ended 10/31/2016	$12.11	0.37	(0.02)	0.35	(0.37)	—	(0.37)
Year Ended 10/31/2015	$12.20	0.39	(0.09)	0.30	(0.39)	—	(0.39)
Institutional 2 Class
Year Ended 10/31/2019	$11.48	0.33	0.61	0.94	(0.33)	—	(0.33)
Year Ended 10/31/2018	$11.93	0.35	(0.44)	(0.09)	(0.35)	(0.01)	(0.36)
Year Ended 10/31/2017	$12.11	0.36	(0.18)	0.18	(0.36)	(0.00)(d)	(0.36)
Year Ended 10/31/2016(f)	$12.23	0.25	(0.12)	0.13	(0.25)	—	(0.25)
Institutional 3 Class
Year Ended 10/31/2019	$11.50	0.33	0.63	0.96	(0.34)	—	(0.34)
Year Ended 10/31/2018	$11.95	0.36	(0.45)	(0.09)	(0.35)	(0.01)	(0.36)
Year Ended 10/31/2017(h)	$11.81	0.24	0.14(i)	0.38	(0.24)	—	(0.24)
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia New York Intermediate Municipal Bond Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 10/31/2019	$12.07	7.96%	0.90%	0.75%(c)	2.46%	19%	$19,270
Year Ended 10/31/2018	$11.46	(1.11%)	0.89%	0.75%(c)	2.68%	15%	$13,368
Year Ended 10/31/2017	$11.91	1.24%	0.91%(e)	0.74%(c),(e)	2.70%	9%	$15,639
Year Ended 10/31/2016	$12.09	2.63%	0.95%	0.75%(c)	2.76%	13%	$29,857
Year Ended 10/31/2015	$12.11	2.15%	0.96%	0.75%(c)	2.95%	12%	$33,348
Advisor Class
Year Ended 10/31/2019	$12.06	8.23%	0.65%	0.50%(c)	2.71%	19%	$1,234
Year Ended 10/31/2018	$11.45	(0.87%)	0.64%	0.50%(c)	2.91%	15%	$745
Year Ended 10/31/2017	$11.90	1.49%	0.66%(e)	0.49%(c),(e)	2.96%	9%	$1,296
Year Ended 10/31/2016	$12.08	2.89%	0.71%	0.50%(c)	3.00%	13%	$1,611
Year Ended 10/31/2015	$12.10	2.49%	0.72%	0.50%(c)	3.20%	12%	$682
Class C
Year Ended 10/31/2019	$12.07	7.47%	1.65%	1.20%(c)	2.05%	19%	$9,996
Year Ended 10/31/2018	$11.46	(1.56%)	1.64%	1.20%(c)	2.23%	15%	$12,491
Year Ended 10/31/2017	$11.91	0.78%	1.66%(e)	1.19%(c),(e)	2.25%	9%	$17,015
Year Ended 10/31/2016	$12.09	2.17%	1.71%	1.20%(c)	2.31%	13%	$24,011
Year Ended 10/31/2015	$12.11	1.77%	1.71%	1.20%(c)	2.50%	12%	$19,817
Institutional Class
Year Ended 10/31/2019	$12.07	8.23%	0.65%	0.50%(c)	2.72%	19%	$191,680
Year Ended 10/31/2018	$11.46	(0.87%)	0.64%	0.50%(c)	2.93%	15%	$169,671
Year Ended 10/31/2017	$11.91	1.49%	0.66%(e)	0.49%(c),(e)	2.95%	9%	$197,180
Year Ended 10/31/2016	$12.09	2.89%	0.71%	0.50%(c)	3.02%	13%	$230,980
Year Ended 10/31/2015	$12.11	2.49%	0.72%	0.50%(c)	3.20%	12%	$216,139
Institutional 2 Class
Year Ended 10/31/2019	$12.09	8.29%	0.58%	0.43%	2.77%	19%	$3,916
Year Ended 10/31/2018	$11.48	(0.77%)	0.58%	0.44%	3.03%	15%	$1,472
Year Ended 10/31/2017	$11.93	1.56%	0.58%(e)	0.42%(e)	3.02%	9%	$215
Year Ended 10/31/2016(f)	$12.11	1.08%	0.58%(g)	0.41%(g)	3.19%(g)	13%	$156
Institutional 3 Class
Year Ended 10/31/2019	$12.12	8.41%	0.54%	0.39%	2.80%	19%	$678
Year Ended 10/31/2018	$11.50	(0.73%)	0.54%	0.38%	3.05%	15%	$190
Year Ended 10/31/2017(h)	$11.95	3.24%	0.52%(g)	0.39%(g)	3.06%(g)	9%	$335
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia New York Intermediate Municipal Bond Fund | Annual Report 2019	23

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class V
Year Ended 10/31/2019	$11.46	0.31	0.61	0.92	(0.31)	—	(0.31)
Year Ended 10/31/2018	$11.91	0.33	(0.45)	(0.12)	(0.32)	(0.01)	(0.33)
Year Ended 10/31/2017	$12.09	0.33	(0.17)	0.16	(0.34)	(0.00)(d)	(0.34)
Year Ended 10/31/2016	$12.11	0.35	(0.02)	0.33	(0.35)	—	(0.35)
Year Ended 10/31/2015	$12.20	0.37	(0.09)	0.28	(0.37)	—	(0.37)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
(e)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Class V
10/31/2017	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

(f)	Institutional 2 Class shares commenced operations on March 1, 2016. Per share data and total return reflect activity from that date.
(g)	Annualized.
(h)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(i)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia New York Intermediate Municipal Bond Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class V
Year Ended 10/31/2019	$12.07	8.07%	0.80%	0.65%(c)	2.59%	19%	$5,696
Year Ended 10/31/2018	$11.46	(1.01%)	0.79%	0.65%(c)	2.78%	15%	$6,077
Year Ended 10/31/2017	$11.91	1.33%	0.81%(e)	0.64%(c),(e)	2.80%	9%	$6,533
Year Ended 10/31/2016	$12.09	2.74%	0.86%	0.65%(c)	2.87%	13%	$7,022
Year Ended 10/31/2015	$12.11	2.33%	0.87%	0.65%(c)	3.05%	12%	$7,406
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia New York Intermediate Municipal Bond Fund | Annual Report 2019	25

Notes to Financial Statements
October 31, 2019
Note 1. Organization
Columbia New York Intermediate Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class are available through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Class C shares automatically convert to Class A shares after 10 years. Class V shares are available only to investors who received (and who continuously held) Class V shares in connection with previous fund reorganizations.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
26	Columbia New York Intermediate Municipal Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
October 31, 2019
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Columbia New York Intermediate Municipal Bond Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
October 31, 2019
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.47% to 0.31% as the Fund’s net assets increase. The effective management services fee rate for the year ended October 31, 2019 was 0.47% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
28	Columbia New York Intermediate Municipal Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
October 31, 2019
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended October 31, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class C	0.13
Institutional Class	0.13
Institutional 2 Class	0.06
Institutional 3 Class	0.02
Class V	0.13
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2019, these minimum account balance fees reduced total expenses of the Fund by $120.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class C shares of the Fund.
The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.
Columbia New York Intermediate Municipal Bond Fund | Annual Report 2019	29

Notes to Financial Statements  (continued)
October 31, 2019
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.15% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended October 31, 2019, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.75(a)	15,563
Class C	—	1.00(b)	471
Class V	4.75	0.50 - 1.00(c)	418

(a)	This charge is imposed on certain investments of $500,000 or more if redeemed within 12 months after purchase.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
(c)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	March 1, 2019 through February 29, 2020	Prior to March 1, 2019
Class A	0.75%	0.75%
Advisor Class	0.50	0.50
Class C	1.50	1.50
Institutional Class	0.50	0.50
Institutional 2 Class	0.43	0.44
Institutional 3 Class	0.39	0.39
Class V	0.65	0.65
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.
30	Columbia New York Intermediate Municipal Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
October 31, 2019
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At October 31, 2019, these differences were primarily due to differing treatment for trustees’ deferred compensation and distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made.
The tax character of distributions paid during the years indicated was as follows:
Year Ended October 31, 2019				Year Ended October 31, 2018
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
74	5,756,825	—	5,756,899	4	6,386,363	88,262	6,474,629
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At October 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	742,024	35,285	—	12,375,555
At October 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
222,608,089	12,463,527	(87,972)	12,375,555
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at October 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended October 31, 2019, capital loss carryforwards utilized and expired unused, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
—	—	—	82,641	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $54,835,708 and $39,617,529, respectively, for the year ended October 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Columbia New York Intermediate Municipal Bond Fund | Annual Report 2019	31

Notes to Financial Statements  (continued)
October 31, 2019
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended October 31, 2019.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended October 31, 2019.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Geographic concentration risk
Because the Fund invests substantially in municipal securities issued by the state identified in the Fund’s name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state’s financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
32	Columbia New York Intermediate Municipal Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
October 31, 2019
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At October 31, 2019, one unaffiliated shareholder of record owned 71.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia New York Intermediate Municipal Bond Fund | Annual Report 2019	33

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia New York Intermediate Municipal Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia New York Intermediate Municipal Bond Fund (one of the funds constituting Columbia Funds Series Trust I, hereafter referred to as the "Fund") as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
34	Columbia New York Intermediate Municipal Bond Fund | Annual Report 2019

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Capital gain dividend	Exempt- interest dividends
$37,049	99.99%
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	71	Director, EQT Corporation (natural gas producer)
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	71	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	71	None
Columbia New York Intermediate Municipal Bond Fund | Annual Report 2019	35

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	71	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	71	Director, Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	71	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2009-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	71	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
36	Columbia New York Intermediate Municipal Bond Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Consultants to the Independent Trustees*  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio (an investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	71	Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	71	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton, Ms. Darragh and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia New York Intermediate Municipal Bond Fund | Annual Report 2019	37

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
38	Columbia New York Intermediate Municipal Bond Fund | Annual Report 2019

 Board Consideration and Approval of Management
Agreement
On June 12, 2019, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia New York Intermediate Municipal Bond Fund (the Fund) (formerly, Columbia AMT-Free New York Intermediate Muni Bond Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 5, 2019, April 25, 2019 and June 11, 2019 and at Board meetings held on March 6, 2019 and June 12, 2019. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 11, 2019, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 12, 2019, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through February 29, 2020 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
Columbia New York Intermediate Municipal Bond Fund | Annual Report 2019	39

Board Consideration and Approval of Management
Agreement  (continued)

•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with funds using an investment strategy similar to that used by the Investment Manager for the Fund. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Committee and the Board noted that, through December 31, 2018, the Fund’s performance was in the thirty-ninth, thirty-ninth and forty-seventh percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2018, the Fund’s actual management fee and net total expense ratio were ranked in the first and second quintiles,
40	Columbia New York Intermediate Municipal Bond Fund | Annual Report 2019

Board Consideration and Approval of Management
Agreement  (continued)

respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, and the efforts undertaken by the Investment Manager and its affiliates to manage efficiently their costs to provide such services.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2018 to profitability levels realized in 2017. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Columbia New York Intermediate Municipal Bond Fund | Annual Report 2019	41

Board Consideration and Approval of Management
Agreement  (continued)

Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
42	Columbia New York Intermediate Municipal Bond Fund | Annual Report 2019

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Columbia New York Intermediate Municipal Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN204_10_J01_(12/19)

Annual Report
October 31, 2019
Columbia Connecticut Intermediate Municipal Bond Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Connecticut Intermediate Municipal Bond Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Connecticut Intermediate Municipal Bond Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from Connecticut individual income tax, as is consistent with relative stability of principal.
Portfolio management
Paul Fuchs, CFA
Lead Portfolio Manager
Managed Fund since 2016
Anders Myhran, CFA
Portfolio Manager
Managed Fund since May 2019
Deborah Vargo
Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended October 31, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/18/02	7.95	2.21	2.96
	Including sales charges		4.76	1.59	2.65
Advisor Class*		03/19/13	8.23	2.47	3.22
Class C	Excluding sales charges	11/18/02	7.47	1.75	2.52
	Including sales charges		6.47	1.75	2.52
Institutional Class		08/01/94	8.22	2.46	3.22
Institutional 3 Class*		03/01/17	8.32	2.52	3.24
Class V	Excluding sales charges	06/26/00	8.06	2.31	3.06
	Including sales charges		2.89	1.32	2.56
Bloomberg Barclays 3-15 Year Blend Municipal Bond Index			8.64	3.17	4.00
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class V shares are shown with and without the maximum initial sales charge of 4.75%. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays 3–15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (October 31, 2009 — October 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Connecticut Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at October 31, 2019)
AAA rating	12.3
AA rating	30.2
A rating	48.2
BBB rating	3.4
BB rating	1.7
Not rated	4.2
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
4	Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2019

Manager Discussion of Fund Performance
During the 12-month period that ended October 31, 2019, the Fund’s Class A shares returned 7.95% excluding sales charges. Institutional Class shares of the Fund returned 8.22%. By comparison, the Fund’s benchmark, the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index, which is national in scope, returned 8.64%. The Fund’s shorter duration (sensitivity to interest rates) relative to its benchmark during the period led to the Fund’s underperformance of the benchmark as yields fell.
Market overview
Municipal bonds generated a robust return over the 12 months that ended October 31, 2019. After experiencing poor performance throughout most of 2018, municipals began to rebound in early November 2018 thanks to the combination of slowing global growth, volatility in higher-risk assets, and expectations that the U.S. Federal Reserve (Fed) would adopt a more accommodative stance. In addition, various geopolitical factors — including the U.S.-China trade dispute, Brexit negotiations, and the U.S. government shutdown — fueled a “flight to quality” into bonds.
The rally persisted into the New Year, leading to the largest first-quarter gain for the tax-exempt market since 2014. The quarter was also the sixth-best for municipals in the past 30 years, thanks in part to the backdrop of slow global growth and the increasingly accommodative policies of the world’s major central banks. Supply-and-demand factors were highly favorable, as well. Municipal bond mutual funds experienced record inflows, fueled by strong demand resulting from the cap on state and local tax deductions in the Tax Cuts and Jobs Act of 2017. As of year-to-date September 30, 2019, municipal bond funds had taken in over $70 billion year-to-date. At the same time, new-issue supply was limited. Trends in the U.S. Treasury market were also supportive, as yields fell in anticipation of Fed rate cuts. Together, these developments resulted in positive municipal market performance during the spring and summer.
In early September 2019, however, the typical seasonal increase in supply — which was exacerbated by historically low costs for issuers — caused the rally to stall. Municipals suffered their first month of negative returns in 2019 as a result. The market continued to trade in an uneven fashion through the end of October 2019, as the Fed indicated that additional rate cuts would be dependent on incoming economic data.
For the full year, lower quality issues outpaced their higher rated counterparts as investors displayed a consistent willingness to move out the risk spectrum in search of higher yields. Long-term bonds strongly outperformed short-dated securities, reflecting the trend in the U.S. Treasury market.
Connecticut municipal bonds outperformed
Connecticut’s tax-exempt market finished slightly ahead of the national indexes in the 12-month period. Although the state has a lower duration than the broader national market — a negative when prices are rising — its lower average credit quality was tailwind for relative performance. (Duration is a measure of interest rate sensitivity.)
The state’s economy has performed adequately, with employment climbing to its highest level since the 2008-2009 recession but remaining below its pre-recession peak. Declining population, driven by outmigration and aging demographic, remains a long-term challenge.
On the positive side, Connecticut bolstered its rainy day fund over the past three fiscal years and is therefore in a better position to weather a recession. However, its relatively high reliance on capital gains and income taxes from high-wage earners exposes the state to downdrafts in financial markets. Furthermore, the high fixed costs associated with a heavy debt load and large pension costs reduces its spending flexibility. This has a potential carry-over effect to the rest of the economy to the extent that it limits government payroll growth.
Contributors and detractors
The Fund lagged both the Connecticut market and the broader national indexes. The Fund was modestly short in duration throughout the year, meaning it had lower interest-rate sensitivity than the benchmark. This acted as a small drag on results given that yields fell significantly (as prices rose). A cash position of about 3%, while limited overall, nonetheless weighed on relative performance at a time of robust returns for the tax-exempt market. The Fund’s overweight in bonds maturing in two
Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
years or less, including pre-refunded issues, hurt performance as the relatively low interest-rate sensitivity of this area translated to below-average total returns. A zero weighting in the transportation sector, which outperformed, was an additional hindrance.
On the positive side, an overweight to longer term bonds (generally those with maturities of 15 years and above) contributed to performance. The Fund also benefited from our effective security selection in the longer dated area of the market. In particular, positions in state general obligations bonds (GOs), local GOs (including Hartford County), and certain education issues (such as the University of New Haven and the University of Connecticut) contributed to performance.
Fund positioning
Given the consistently strong performance for municipals over the past 12 months, our primary activity centered around managing cash to keep the portfolio as close to fully invested as possible. A byproduct of the highly callable nature of tax-exempt issues is that as yields fall, more bonds trade to their call dates and their effective durations decline. (A bond is called when it redeemed by the issuer before its scheduled maturity date). Accordingly, we devoted a great deal of time to managing the Fund’s duration, both on an absolute basis and relative to the benchmark. Although duration declined over the course of the year, we were able to stay fairly close to the benchmark for the majority of the period.
We remained disciplined with respect to credit quality rather than moving into lower rated securities in an effort to chase yield. As a result, the Fund’s overall credit quality was virtually unchanged on the year. The portfolio remains well diversified across sectors. We slightly decreased the Fund’s allocations to the water & sewer and state appropriation sectors, while adding to both single-family housing and refunded bonds. In addition, we made a modest increase to the Fund’s weighting in bonds with coupons below 4% to capitalize on their greater interest-rate sensitivity and higher yields.
The Fund’s universe of allowable investments expanded to include bonds subject to the Alternative Minimum Tax (AMT). We made this shift after tax reform drastically reduced the number of taxpayers subject to the AMT. This change gives us a wider opportunity to invest in bonds with higher income. We capitalized on this change by adding positions in the AMT bonds of the State Housing Authority.
The major stock indexes stood near all-time highs at the close of the period, but fixed-income investors were displaying some caution with the yield on the 10-year note having risen from its September low. The Fed appeared to have concluded its mini-easing cycle and was indicating it was unlikely to enact further cuts until it sees a meaningful uptick in inflation. In addition, market participants were struggling to assess the outlook for global growth and tensions in Washington, as well as Brexit and the U.S.-China trade conflict. For our part, we remain on the lookout for the chance to use any volatility associated with these issues as a potential buying opportunity.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund’s portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
May 1, 2019 — October 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,031.00	1,021.17	4.10	4.08	0.80
Advisor Class	1,000.00	1,000.00	1,033.30	1,022.43	2.82	2.80	0.55
Class C	1,000.00	1,000.00	1,028.60	1,018.90	6.39	6.36	1.25
Institutional Class	1,000.00	1,000.00	1,033.20	1,022.43	2.82	2.80	0.55
Institutional 3 Class	1,000.00	1,000.00	1,032.70	1,022.94	2.31	2.29	0.45
Class V	1,000.00	1,000.00	1,032.50	1,021.68	3.59	3.57	0.70
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2019	7

Portfolio of Investments
October 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Floating Rate Notes 2.4%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Variable Rate Demand Notes 2.4%
City of Minneapolis/St. Paul Housing & Redevelopment Authority(a),(b)
Revenue Bonds
Allina Health Systems
Series 2009B-2 (JPMorgan Chase Bank)
11/15/2035	1.380%	600,000	600,000
New York City Water & Sewer System(a),(b)
Revenue Bonds
2nd General Resolution
Series 2016BB (State Street Bank and Trust Co.)
06/15/2049	1.310%	300,000	300,000
Triborough Bridge & Tunnel Authority(a),(b)
Refunding Revenue Bonds
General
Subordinated Series 2018-B-3 (State Street Bank and Trust Co.)
01/01/2032	1.290%	1,500,000	1,500,000
Total			2,400,000
Total Floating Rate Notes (Cost $2,400,000)			2,400,000

Municipal Bonds 93.9%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Higher Education 7.3%
Connecticut State Health & Educational Facilities Authority
Refunding Revenue Bonds
Fairfield University
Series 2017R
07/01/2034	4.000%	1,000,000	1,117,520
University of New Haven
Series 2018
07/01/2033	5.000%	500,000	593,165
07/01/2034	5.000%	500,000	591,370
Connecticut State Health & Educational Facility Authority
Refunding Revenue Bonds
Quinnipiac University
Series 2016M
07/01/2029	5.000%	1,000,000	1,194,220
Sacred Heart University Issue
Series 2017
07/01/2033	5.000%	300,000	361,854
Revenue Bonds
Trinity College
Series 1998F (NPFGC)
07/01/2021	5.500%	185,000	194,230
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
University of Connecticut
Revenue Bonds
Series 2018A
11/15/2035	5.000%	2,700,000	3,331,530
Total			7,383,889
Hospital 10.4%
Connecticut State Health & Educational Facilities Authority
Refunding Revenue Bonds
Nuvance Health Issue
Series 2019A
07/01/2033	5.000%	400,000	492,892
Connecticut State Health & Educational Facility Authority
Revenue Bonds
Bridgeport Hospital
Series 2012D
07/01/2022	5.000%	1,000,000	1,099,560
Hartford Healthcare
Series 2014E
07/01/2034	5.000%	2,360,000	2,660,334
Middlesex Hospital
Series 2011N
07/01/2021	5.000%	1,000,000	1,059,470
Trinity Health Corp.
Series 2016
12/01/2032	5.000%	2,000,000	2,392,820
Yale-New Haven Health
Series 2014A
07/01/2031	5.000%	2,500,000	2,885,350
Total			10,590,426
Investor Owned 5.2%
Connecticut State Development Authority
Refunding Revenue Bonds
Connecticut Light & Power Co. Project
Series 2011
09/01/2028	4.375%	5,000,000	5,244,250
Joint Power Authority 1.1%
Connecticut Municipal Electric Energy Cooperative
Revenue Bonds
Series 2012A
01/01/2027	5.000%	1,000,000	1,075,800
Local General Obligation 20.9%
City of Bridgeport
Unlimited General Obligation Bonds
Series 2014A (AGM)
07/01/2031	5.000%	1,350,000	1,534,639
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
October 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2019-A BAM
BUILD AMERICA MUTUAL ASSURANCE CO
02/01/2036	5.000%	1,000,000	1,206,450
City of Hartford
Unlimited General Obligation Bonds
Series 2011A
04/01/2022	5.250%	1,325,000	1,397,650
City of Middletown
Unlimited General Obligation Bonds
Series 2015
04/01/2026	5.000%	1,000,000	1,236,170
City of Milford
Unlimited General Obligation Refunding Bonds
Series 2017B
11/01/2030	4.000%	450,000	510,948
City of New Britain
Unlimited General Obligation Bonds
Series 2018B (AGM)
ASSURED GUARANTY MUNICIPAL CORP
09/01/2036	5.250%	720,000	886,392
City of New Haven
Unlimited General Obligation Bonds
Series 2015 (AGM)
09/01/2027	5.000%	1,200,000	1,395,984
Unlimited General Obligation Refunding Bonds
Series 2015B (BAM)
08/15/2027	5.000%	750,000	871,717
City of Norwalk
Unlimited General Obligation Refunding Bonds
Series 2017B
07/01/2026	4.000%	750,000	862,665
City of Waterbury
Unlimited General Obligation Bonds
Lot A
Series 2015 (BAM)
08/01/2031	5.000%	500,000	589,595
08/01/2032	5.000%	500,000	588,290
Metropolitan District (The)
Unlimited General Obligation Bonds
Series 2018
07/15/2034	5.000%	500,000	617,050
07/15/2035	5.000%	1,000,000	1,230,740
Series 2019A
07/15/2033	5.000%	1,000,000	1,261,700
Town of Fairfield
Unlimited General Obligation Refunding Bonds
Series 2008
01/01/2020	5.000%	1,000,000	1,006,260
01/01/2022	5.000%	500,000	542,135
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Town of Guilford
Unlimited General Obligation Refunding Bonds
Series 2016A
08/15/2029	4.000%	450,000	515,039
Town of Hamden
Unlimited General Obligation Refunding Bonds
Series 2018A (BAM)
08/15/2030	5.000%	1,000,000	1,215,730
Town of North Haven
Unlimited General Obligation Bonds
Series 2007
07/15/2024	4.750%	1,150,000	1,328,583
07/15/2025	4.750%	1,150,000	1,359,783
Town of Stratford
Unlimited General Obligation Refunding Bonds
Series 2014
12/15/2032	5.000%	600,000	660,408
Town of Trumbull
Unlimited General Obligation Refunding Bonds
Series 2017B
09/01/2030	4.000%	350,000	401,944
Total			21,219,872
Multi-Family 2.1%
Bridgeport Housing Authority
Revenue Bonds
Custodial Receipts Energy Performance
Series 2009
06/01/2022	5.000%	1,035,000	1,035,000
06/01/2023	5.000%	1,085,000	1,085,000
Total			2,120,000
Pool / Bond Bank 2.5%
State of Connecticut Clean Water Fund - State Revolving Fund
Revenue Bonds
Green Bond
Series 2017A
05/01/2034	5.000%	1,500,000	1,840,830
Green Bonds
Series 2019A
02/01/2035	4.000%	565,000	653,858
Total			2,494,688
Prep School 6.5%
Connecticut State Health & Educational Facilities Authority
Refunding Revenue Bonds
Taft School Issue
Series 2018-K
07/01/2035	4.000%	1,115,000	1,269,260

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
October 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Connecticut State Health & Educational Facility Authority
Revenue Bonds
Greenwich Academy
Series 2007E (AGM)
03/01/2026	5.250%	2,770,000	3,183,395
Loomis Chaffe School
Series 2005F (AMBAC)
07/01/2027	5.250%	1,670,000	2,108,442
Total			6,561,097
Refunded / Escrowed 14.1%
City of Hartford
Prerefunded 04/01/21 Unlimited General Obligation Bonds
Series 2011A
04/01/2023	5.250%	1,325,000	1,399,319
04/01/2024	5.250%	1,325,000	1,399,319
City of New Britain
Unlimited General Obligation Refunding Bonds
Series 2016A Escrowed to Maturity (BAM)
03/01/2025	5.000%	10,000	11,892
Connecticut State Health & Educational Facilities Authority
Prerefunded 11/15/20 Revenue Bonds
Health System Catholic East
Series 2010
11/15/2029	4.750%	2,920,000	3,025,529
Connecticut State Health & Educational Facility Authority
Prerefunded 07/01/21 Revenue Bonds
Lawrence & Memorial Hospital
Series 2011S
07/01/2031	5.000%	2,000,000	2,122,000
Revenue Bonds
Sacred Heart University
Series 2011G Escrowed to Maturity
07/01/2020	5.000%	690,000	707,636
Harbor Point Infrastructure Improvement District
Prerefunded 04/01/20 Tax Allocation Bonds
Harbor Point Project
Series 2010A
04/01/2022	7.000%	1,382,000	1,414,242
Puerto Rico Highway & Transportation Authority(c)
Refunding Revenue Bonds
Series 2005BB Escrowed to Maturity (AGM)
07/01/2022	5.250%	895,000	987,803
South Central Connecticut Regional Water Authority
Prerefunded 08/01/22 Revenue Bonds
27th Series 2012
08/01/2029	5.000%	2,945,000	3,248,423
Total			14,316,163
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Retirement Communities 2.5%
Connecticut State Health & Educational Facilities Authority
Revenue Bonds
Covenant Home, Inc.
12/01/2031	5.000%	750,000	893,017
Mary Wade Home Issue
Series 2019A-1
10/01/2039	5.000%	500,000	549,445
Connecticut State Health & Educational Facility Authority(d)
Revenue Bonds
Church Home of Hartford, Inc.
Series 2016
09/01/2046	5.000%	1,000,000	1,088,420
Total			2,530,882
Single Family 4.4%
Connecticut Housing Finance Authority(e)
Refunding Revenue Bonds
Home Mortgage
Series 2019D-2 AMT
05/15/2033	3.000%	1,000,000	1,017,430
Connecticut Housing Finance Authority
Refunding Revenue Bonds
Series 2019B1
11/15/2033	3.000%	1,000,000	1,048,850
Subordinated Series 2017D-1
11/15/2032	3.200%	1,000,000	1,043,840
Subordinated Series 2018C-1
11/15/2038	3.625%	1,250,000	1,321,837
Total			4,431,957
Special Non Property Tax 5.1%
State of Connecticut Special Tax
Revenue Bonds
Series 2018B
10/01/2035	5.000%	1,000,000	1,225,990
Transportation Infrastructure
Series 2009A
12/01/2019	4.500%	1,000,000	1,002,475
Series 2014A
09/01/2025	5.000%	2,500,000	2,913,350
Total			5,141,815
State Appropriated 1.7%
University of Connecticut
Revenue Bonds
Series 2015A
02/15/2029	5.000%	1,500,000	1,741,920

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
October 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State General Obligation 3.6%
State of Connecticut
Unlimited General Obligation Bonds
Series 2018A
04/15/2031	5.000%	1,000,000	1,232,240
Series 2018-E
09/15/2033	5.000%	1,000,000	1,234,310
Series 2019A
04/15/2036	5.000%	1,000,000	1,235,450
Total			3,702,000
Water & Sewer 6.5%
Greater New Haven Water Pollution Control Authority
Refunding Revenue Bonds
Series 2014B
08/15/2031	5.000%	1,000,000	1,151,320
Series 2016A
11/15/2029	4.000%	500,000	569,160
11/15/2030	4.000%	400,000	453,004
11/15/2031	4.000%	100,000	112,698
11/15/2032	4.000%	440,000	493,588
South Central Connecticut Regional Water Authority
Refunding Revenue Bonds
20th Series 2007A (NPFGC)
08/01/2022	5.250%	1,370,000	1,520,905
08/01/2023	5.250%	500,000	573,780
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
29th Series 2014
08/01/2025	5.000%	500,000	568,240
32nd Series 2016B
08/01/2035	4.000%	1,000,000	1,118,390
Total			6,561,085
Total Municipal Bonds (Cost $89,568,527)			95,115,844

Money Market Funds 2.7%
	Shares	Value ($)
Dreyfus AMT-Free Tax Exempt Cash Management Fund, Institutional Shares, 1.068%(f)	1,647,542	1,647,707
JPMorgan Institutional Tax Free Money Market Fund, Institutional Shares, 1.045%(f)	1,138,667	1,138,667
Total Money Market Funds (Cost $2,786,209)		2,786,374
Total Investments in Securities (Cost: $94,754,736)		100,302,218
Other Assets & Liabilities, Net		987,098
Net Assets		101,289,316

Notes to Portfolio of Investments
(a)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(b)	Represents a variable rate security where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate. The interest rate shown was the current rate as of October 31, 2019.
(c)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At October 31, 2019, the total value of these securities amounted to $987,803, which represents 0.98% of total net assets.
(d)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At October 31, 2019, the total value of these securities amounted to $1,088,420, which represents 1.07% of total net assets.
(e)	Income from this security may be subject to alternative minimum tax.
(f)	The rate shown is the seven-day current annualized yield at October 31, 2019.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
AMBAC	Ambac Assurance Corporation
AMT	Alternative Minimum Tax
BAM	Build America Mutual Assurance Co.
NPFGC	National Public Finance Guarantee Corporation
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
October 31, 2019
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Floating Rate Notes	—	2,400,000	—	2,400,000
Municipal Bonds	—	95,115,844	—	95,115,844
Money Market Funds	2,786,374	—	—	2,786,374
Total Investments in Securities	2,786,374	97,515,844	—	100,302,218
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2019

Statement of Assets and Liabilities
October 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $94,754,736)	$100,302,218
Receivable for:
Capital shares sold	108,546
Interest	1,148,889
Expense reimbursement due from Investment Manager	435
Prepaid expenses	500
Trustees’ deferred compensation plan	65,567
Total assets	101,626,155
Liabilities
Due to custodian	54
Payable for:
Capital shares purchased	14,280
Distributions to shareholders	228,442
Management services fees	1,299
Distribution and/or service fees	130
Transfer agent fees	10,229
Compensation of board members	249
Compensation of chief compliance officer	3
Other expenses	16,586
Trustees’ deferred compensation plan	65,567
Total liabilities	336,839
Net assets applicable to outstanding capital stock	$101,289,316
Represented by
Paid in capital	95,868,192
Total distributable earnings (loss)	5,421,124
Total - representing net assets applicable to outstanding capital stock	$101,289,316
Class A
Net assets	$7,909,788
Shares outstanding	740,370
Net asset value per share	$10.68
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$11.01
Advisor Class
Net assets	$800,562
Shares outstanding	75,029
Net asset value per share	$10.67
Class C
Net assets	$2,037,658
Shares outstanding	190,751
Net asset value per share	$10.68
Institutional Class
Net assets	$81,364,396
Shares outstanding	7,618,891
Net asset value per share	$10.68
Institutional 3 Class
Net assets	$10,147
Shares outstanding	948
Net asset value per share	$10.70
Class V
Net assets	$9,166,765
Shares outstanding	859,306
Net asset value per share	$10.67
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$11.20
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2019	13

Statement of Operations
Year Ended October 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$20,493
Interest	3,232,860
Total income	3,253,353
Expenses:
Management services fees	451,181
Distribution and/or service fees
Class A	19,407
Class C	21,187
Class V	14,160
Transfer agent fees
Class A	9,632
Advisor Class	802
Class C	2,635
Institutional Class	94,319
Institutional 3 Class	2
Class V	11,723
Compensation of board members	14,897
Custodian fees	2,057
Printing and postage fees	13,708
Registration fees	7,651
Audit fees	29,500
Legal fees	2,015
Compensation of chief compliance officer	37
Other	12,941
Total expenses	707,854
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(121,203)
Fees waived by distributor
Class C	(6,356)
Expense reduction	(60)
Total net expenses	580,235
Net investment income	2,673,118
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	76,184
Net realized gain	76,184
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	4,720,534
Net change in unrealized appreciation (depreciation)	4,720,534
Net realized and unrealized gain	4,796,718
Net increase in net assets resulting from operations	$7,469,836
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations
Net investment income	$2,673,118	$3,087,112
Net realized gain (loss)	76,184	(180,244)
Net change in unrealized appreciation (depreciation)	4,720,534	(3,671,106)
Net increase (decrease) in net assets resulting from operations	7,469,836	(764,238)
Distributions to shareholders
Net investment income and net realized gains
Class A	(206,881)	(191,573)
Advisor Class	(18,856)	(11,483)
Class C	(47,272)	(80,743)
Institutional Class	(2,213,310)	(2,792,142)
Institutional 3 Class	(301)	(319)
Class V	(261,499)	(300,542)
Total distributions to shareholders	(2,748,119)	(3,376,802)
Decrease in net assets from capital stock activity	(3,359,046)	(17,617,680)
Total increase (decrease) in net assets	1,362,671	(21,758,720)
Net assets at beginning of year	99,926,645	121,685,365
Net assets at end of year	$101,289,316	$99,926,645
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2019	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	October 31, 2019		October 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	127,282	1,321,971	269,506	2,797,951
Distributions reinvested	13,152	138,360	12,375	127,965
Redemptions	(85,664)	(904,494)	(204,836)	(2,131,009)
Net increase	54,770	555,837	77,045	794,907
Advisor Class
Subscriptions	41,052	425,066	28,324	292,938
Distributions reinvested	1,765	18,573	1,082	11,184
Redemptions	(2,993)	(30,939)	(42,663)	(445,488)
Net increase (decrease)	39,824	412,700	(13,257)	(141,366)
Class C
Subscriptions	35,619	380,579	13,876	144,783
Distributions reinvested	4,150	43,569	7,303	75,578
Redemptions	(76,601)	(807,446)	(164,468)	(1,705,884)
Net decrease	(36,832)	(383,298)	(143,289)	(1,485,523)
Institutional Class
Subscriptions	1,783,284	18,733,992	817,157	8,461,454
Distributions reinvested	19,969	210,214	19,995	206,691
Redemptions	(2,139,366)	(22,105,242)	(2,393,594)	(24,856,648)
Net decrease	(336,113)	(3,161,036)	(1,556,442)	(16,188,503)
Class V
Subscriptions	3,350	35,102	7,506	77,532
Distributions reinvested	13,915	146,102	16,926	174,813
Redemptions	(91,918)	(964,453)	(82,410)	(849,540)
Net decrease	(74,653)	(783,249)	(57,978)	(597,195)
Total net decrease	(353,004)	(3,359,046)	(1,693,921)	(17,617,680)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2019

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Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2019	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 10/31/2019	$10.16	0.27	0.53	0.80	(0.28)	—	(0.28)
Year Ended 10/31/2018	$10.56	0.27	(0.37)	(0.10)	(0.28)	(0.02)	(0.30)
Year Ended 10/31/2017	$10.86	0.29	(0.26)	0.03	(0.29)	(0.04)	(0.33)
Year Ended 10/31/2016	$10.91	0.29	(0.03)	0.26	(0.29)	(0.02)	(0.31)
Year Ended 10/31/2015	$11.06	0.30	(0.13)	0.17	(0.30)	(0.02)	(0.32)
Advisor Class
Year Ended 10/31/2019	$10.15	0.30	0.53	0.83	(0.31)	—	(0.31)
Year Ended 10/31/2018	$10.54	0.30	(0.37)	(0.07)	(0.30)	(0.02)	(0.32)
Year Ended 10/31/2017	$10.84	0.31	(0.26)	0.05	(0.31)	(0.04)	(0.35)
Year Ended 10/31/2016	$10.90	0.32	(0.04)	0.28	(0.32)	(0.02)	(0.34)
Year Ended 10/31/2015	$11.05	0.33	(0.13)	0.20	(0.33)	(0.02)	(0.35)
Class C
Year Ended 10/31/2019	$10.16	0.23	0.52	0.75	(0.23)	—	(0.23)
Year Ended 10/31/2018	$10.55	0.23	(0.37)	(0.14)	(0.23)	(0.02)	(0.25)
Year Ended 10/31/2017	$10.86	0.24	(0.27)	(0.03)	(0.24)	(0.04)	(0.28)
Year Ended 10/31/2016	$10.91	0.24	(0.03)	0.21	(0.24)	(0.02)	(0.26)
Year Ended 10/31/2015	$11.06	0.25	(0.13)	0.12	(0.25)	(0.02)	(0.27)
Institutional Class
Year Ended 10/31/2019	$10.16	0.30	0.53	0.83	(0.31)	—	(0.31)
Year Ended 10/31/2018	$10.55	0.30	(0.37)	(0.07)	(0.30)	(0.02)	(0.32)
Year Ended 10/31/2017	$10.86	0.31	(0.27)	0.04	(0.31)	(0.04)	(0.35)
Year Ended 10/31/2016	$10.91	0.32	(0.03)	0.29	(0.32)	(0.02)	(0.34)
Year Ended 10/31/2015	$11.06	0.33	(0.13)	0.20	(0.33)	(0.02)	(0.35)
Institutional 3 Class
Year Ended 10/31/2019	$10.18	0.31	0.53	0.84	(0.32)	—	(0.32)
Year Ended 10/31/2018	$10.58	0.31	(0.37)	(0.06)	(0.32)	(0.02)	(0.34)
Year Ended 10/31/2017(e)	$10.55	0.21	0.03(f)	0.24	(0.21)	—	(0.21)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 10/31/2019	$10.68	7.95%	0.93%	0.80%(c)	2.59%	12%	$7,910
Year Ended 10/31/2018	$10.16	(0.97%)	0.92%	0.81%(c)	2.63%	13%	$6,967
Year Ended 10/31/2017	$10.56	0.28%	0.93%(d)	0.77%(c),(d)	2.71%	6%	$6,424
Year Ended 10/31/2016	$10.86	2.40%	0.98%	0.81%(c)	2.64%	12%	$10,952
Year Ended 10/31/2015	$10.91	1.60%	0.99%	0.81%(c)	2.76%	6%	$8,090
Advisor Class
Year Ended 10/31/2019	$10.67	8.23%	0.68%	0.55%(c)	2.84%	12%	$801
Year Ended 10/31/2018	$10.15	(0.63%)	0.67%	0.56%(c)	2.89%	13%	$357
Year Ended 10/31/2017	$10.54	0.54%	0.66%(d)	0.51%(c),(d)	2.96%	6%	$511
Year Ended 10/31/2016	$10.84	2.56%	0.73%	0.56%(c)	2.89%	12%	$1,376
Year Ended 10/31/2015	$10.90	1.86%	0.74%	0.56%(c)	3.04%	6%	$1,279
Class C
Year Ended 10/31/2019	$10.68	7.47%	1.68%	1.25%(c)	2.15%	12%	$2,038
Year Ended 10/31/2018	$10.16	(1.32%)	1.67%	1.26%(c)	2.17%	13%	$2,312
Year Ended 10/31/2017	$10.55	(0.27%)	1.68%(d)	1.23%(c),(d)	2.26%	6%	$3,914
Year Ended 10/31/2016	$10.86	1.94%	1.73%	1.26%(c)	2.20%	12%	$5,742
Year Ended 10/31/2015	$10.91	1.14%	1.74%	1.26%(c)	2.32%	6%	$6,574
Institutional Class
Year Ended 10/31/2019	$10.68	8.22%	0.68%	0.55%(c)	2.83%	12%	$81,364
Year Ended 10/31/2018	$10.16	(0.63%)	0.67%	0.56%(c)	2.87%	13%	$80,804
Year Ended 10/31/2017	$10.55	0.44%	0.68%(d)	0.53%(c),(d)	2.95%	6%	$100,370
Year Ended 10/31/2016	$10.86	2.66%	0.73%	0.56%(c)	2.90%	12%	$131,129
Year Ended 10/31/2015	$10.91	1.85%	0.74%	0.56%(c)	3.02%	6%	$129,107
Institutional 3 Class
Year Ended 10/31/2019	$10.70	8.32%	0.57%	0.45%	2.94%	12%	$10
Year Ended 10/31/2018	$10.18	(0.61%)	0.57%	0.45%	2.99%	13%	$10
Year Ended 10/31/2017(e)	$10.58	2.31%	0.56%(g)	0.45%(g)	3.02%(g)	6%	$10
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2019	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class V
Year Ended 10/31/2019	$10.15	0.28	0.53	0.81	(0.29)	—	(0.29)
Year Ended 10/31/2018	$10.54	0.28	(0.36)	(0.08)	(0.29)	(0.02)	(0.31)
Year Ended 10/31/2017	$10.85	0.30	(0.27)	0.03	(0.30)	(0.04)	(0.34)
Year Ended 10/31/2016	$10.90	0.30	(0.03)	0.27	(0.30)	(0.02)	(0.32)
Year Ended 10/31/2015	$11.05	0.31	(0.12)	0.19	(0.32)	(0.02)	(0.34)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Class V
10/31/2017	0.04%	0.05%	0.03%	0.03%	0.03%

(e)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(f)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(g)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class V
Year Ended 10/31/2019	$10.67	8.06%	0.83%	0.70%(c)	2.69%	12%	$9,167
Year Ended 10/31/2018	$10.15	(0.78%)	0.82%	0.71%(c)	2.73%	13%	$9,477
Year Ended 10/31/2017	$10.54	0.28%	0.83%(d)	0.68%(c),(d)	2.80%	6%	$10,456
Year Ended 10/31/2016	$10.85	2.50%	0.88%	0.71%(c)	2.75%	12%	$11,536
Year Ended 10/31/2015	$10.90	1.72%	0.89%	0.71%(c)	2.87%	6%	$11,823
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2019	21

Notes to Financial Statements
October 31, 2019
Note 1. Organization
Columbia Connecticut Intermediate Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Advisor Class, Institutional Class and Institutional 3 Class are available through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Class C shares automatically convert to Class A shares after 10 years. Class V shares are available only to investors who received (and who continuously held) Class V shares in connection with previous fund reorganizations.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
22	Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
October 31, 2019
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2019	23

Notes to Financial Statements  (continued)
October 31, 2019
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.47% to 0.31% as the Fund’s net assets increase. The effective management services fee rate for the year ended October 31, 2019 was 0.47% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
24	Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
October 31, 2019
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 3 Class shares are subject to an annual limitation of not more than 0.02% of the average daily net assets attributable to Institutional 3 Class shares.
For the year ended October 31, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Advisor Class	0.12
Class C	0.12
Institutional Class	0.12
Institutional 3 Class	0.02
Class V	0.12
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2019, these minimum account balance fees reduced total expenses of the Fund by $60.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class C shares of the Fund.
The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.15% of the Fund’s average daily net assets attributable to Class V shares.
Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
October 31, 2019
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended October 31, 2019, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.75(a)	4,137
Class C	—	1.00(b)	194
Class V	4.75	0.50 - 1.00(c)	—

(a)	This charge is imposed on certain investments of $500,000 or more if redeemed within 12 months after purchase.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
(c)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through February 29, 2020
Class A	0.81%
Advisor Class	0.56
Class C	1.56
Institutional Class	0.56
Institutional 3 Class	0.45
Class V	0.71
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
26	Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
October 31, 2019
At October 31, 2019, these differences were primarily due to differing treatment for trustees’ deferred compensation, distributions, and capital loss carryforward. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made.
The tax character of distributions paid during the years indicated was as follows:
Year Ended October 31, 2019				Year Ended October 31, 2018
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
44	2,748,075	—	2,748,119	—	3,189,109	187,693	3,376,802
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At October 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	271,694	—	(104,044)	5,547,482
At October 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
94,754,736	5,559,967	(12,485)	5,547,482
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at October 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended October 31, 2019, capital loss carryforwards utilized and expired unused, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
(80,644)	(23,400)	(104,044)	76,184	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $11,532,274 and $17,786,429, respectively, for the year ended October 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
October 31, 2019
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended October 31, 2019.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended October 31, 2019.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Geographic concentration risk
Because the Fund invests substantially in municipal securities issued by the state identified in the Fund’s name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state’s financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
28	Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
October 31, 2019
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At October 31, 2019, one unaffiliated shareholder of record owned 74.2% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2019	29

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Connecticut Intermediate Municipal Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Connecticut Intermediate Municipal Bond Fund (one of the funds constituting Columbia Funds Series Trust I, hereafter referred to as the "Fund") as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 20, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
30	Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2019

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Exempt- interest dividends
99.99%
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	71	Director, EQT Corporation (natural gas producer)
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	71	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	71	None
Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2019	31

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	71	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	71	Director, Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	71	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2009-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	71	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
32	Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Consultants to the Independent Trustees*  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio (an investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	71	Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	71	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton, Ms. Darragh and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2019	33

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
34	Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2019

 Board Consideration and Approval of Management
Agreement
On June 12, 2019, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Connecticut Intermediate Municipal Bond Fund (the Fund) (formerly, Columbia AMT-Free Connecticut Intermediate Muni Bond Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 5, 2019, April 25, 2019 and June 11, 2019 and at Board meetings held on March 6, 2019 and June 12, 2019. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 11, 2019, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 12, 2019, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through February 29, 2020 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2019	35

Board Consideration and Approval of Management
Agreement  (continued)

•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with funds using an investment strategy similar to that used by the Investment Manager for the Fund. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to support continuation of the Management Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2018, the Fund’s performance was in the thirteenth, seventy-first and seventy-fifth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
36	Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2019

Board Consideration and Approval of Management
Agreement  (continued)

The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2018, the Fund’s actual management fee and net total expense ratio were both ranked in the second quintile (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, and the efforts undertaken by the Investment Manager and its affiliates to manage efficiently their costs to provide such services.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2018 to profitability levels realized in 2017. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2019	37

Board Consideration and Approval of Management
Agreement  (continued)

Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
38	Columbia Connecticut Intermediate Municipal Bond Fund | Annual Report 2019

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Columbia Connecticut Intermediate Municipal Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN131_10_J01_(12/19)

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)

During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that  Douglas A. Hacker and David M. Moffett, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker and Mr. Moffett are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the six series of the registrant whose report to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended October 31, 2019 and October 31, 2018 are approximately as follows:

2019	2018
$174,000	$193,500

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended October 31, 2019 and October 31, 2018 are approximately as follows:

2019	2018
$0	$0

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

During the fiscal years ended October 31, 2019 and October 31, 2018, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended October 31, 2019 and October 31, 2018 are approximately as follows:

2019	2018
$17,400	$17,400

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended October 31, 2019 and October 31, 2018, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d)

All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended October 31, 2019 and October 31, 2018 are approximately as follows:

2019	2018
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended October 31, 2019 and October 31, 2018 are approximately as follows:

2019	2018
$225,000	$225,000

In fiscal years 2019 and 2018, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2019 and 2018 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended October 31, 2019 and October 31, 2018 are approximately as follows:

2019	2018
$242,400	$242,400

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(c)

The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(d)

There was no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I
By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer
Date	December 20, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer
Date	December 20, 2019
By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer
Date	December 20, 2019